                                             OMB APPROVAL
                                             OMB Number: 3235-0570
                                             Expires: October 31, 2006
                                             Estimated average burden
                                             hours per response. . . . . . .19.3

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_____________811-8494_________________________
_______________________________ LEADER Mutual Funds ____________________________
               (Exact name of registrant as specified in charter) ______________________3435 Stelzer Road, Columbus, Ohio 43219-8006______________
               (Address of principal executive offices) (Zip code)
__________ BISYS Fund Services__3435 Stelzer Road, Columbus, Ohio 43219-8006____
                     (Name and address of agent for service)

Registrant's telephone number, including area code:_____ 614-470-8000___________

Date of fiscal year end:_______ August 31, 2004___________________

Date of reporting period:_______ August 31, 2004_________________

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

      Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

ANNUAL REPORT


[LOGO]  LEADER MUTUAL FUNDS


AUGUST 31, 2004






          LEADER GROWTH EQUITY FUND
        LEADER GROWTH & Income Fund
               LEADER Balanced Fund
        LEADER Tax-Exempt Bond Fund
      LEADER Intermediate Bond Fund
        LEADER Short Term Bond Fund
LEADER Tax-Exempt Money Market Fund
           LEADER Money Market Fund

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

LEADER MUTUAL FUNDS

ANNUAL REPORT

AUGUST 31, 2004

Letter from the President ............................................    1

LEADER Growth Equity Fund ............................................    2

LEADER Growth & Income Fund ..........................................    4

LEADER Balanced Fund .................................................    6

LEADER Tax-Exempt Bond Fund ..........................................    8

LEADER Intermediate Bond Fund ........................................   10

LEADER Short Term Bond Fund ..........................................   12

LEADER Tax-Exempt Money Market Fund  .................................   14

LEADER Money Market Fund .............................................   15

Glossary of Terms ....................................................   16

Schedules of Portfolio Investments ...................................   18

Statements of Assets and Liabilities .................................   40

Statements of Operations .............................................   42

Statements of Changes in Net Assets ..................................   44

Financial Highlights .................................................   52

Notes to the Financial Statements ....................................   58

Report of Independent Registered Public Accounting Firm ..............   65

Supplemental Information .............................................   66

Information About Trustees and Officers ..............................   69


A DESCRIPTION OF THE POLICIES AND PROCEDURES THAT THE FUNDS USE TO DETERMINE HOW TO VOTE PROXIES RELATING TO THE PORTFOLIO SECURITIES AND INFORMATION REGARDING HOW THE FUNDS VOTED PROXIES RELATING TO THE PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30 IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 800-219-4182 OR ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT http://www.sec.gov.

SCHEDULES OF PORTFOLIO INVESTMENTS FOR PERIODS ENDING NOVEMBER 30 AND MAY 31 WILL BE AVAILABLE STARTING JANUARY 29, 2005, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT http://www.sec.gov.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS. AN INVESTOR SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES ND EXPENSES CAREFULLY BEFORE INVESTING OR SENDING MONEY. THIS AND OTHER IMPORTANT INFORMATION ABOUT THE INVESTMENT COMPANY CAN BE FOUND IN THE FUND'S PROSPECTUS. TO OBTAIN A PROSPECTUS, PLEASE VISIT www.leadermutualfunds.com. PLEASE READ THE PORSPECTUS CAREFULLY BEFORE INVESTING.

THE LEADER MUTUAL FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES, L.P.

LEADER MUTUAL FUNDS     - ARE NOT FDIC INSURED         - HAVE NO BANK GUARANTEE
                             - MAY LOSE VALUE

--------------------------------------------------------------------------------
                                                       LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------
DEAR SHAREHOLDER,

     We are pleased to present the enclosed annual report for the LEADER Mutual Funds. You will find information on fund strategy and investments, as well as performance for the 12-month period ending August 31, 2004.

GROWTH CONTINUES, BUT SLOWS

     The U.S. economy continued to grow during the one-year period, but the pace of that growth slowed as the year progressed. Corporate earnings started off the period strong, but the impact of higher oil prices and rising short-term interest rates limited that strength as the year progressed. In addition, uncertainty surrounding the presidential election, sluggish job growth, ongoing tensions in Iraq, and the ever-present threat of terrorism weighed on the financial markets.

     The Federal Reserve (the "Fed") changed course during the fiscal year, and implemented its much-anticipated rate tightening campaign. But higher rates were confined to the short end of the yield curve. The slow-growth economy and rising energy prices caused yields on longer-term securities to decline during the year. Looking ahead, it seems likely the Fed may continue raising short-term rates, but we believe the pace should be slow and measured.

STAY FOCUSED

     Now that investors are facing a period of rising interest rates, it's important not to lose sight of your long-term, diversified investment strategy. As financial market performance throughout the last several years has demonstrated, maintaining a diversified portfolio of stock and bond investments may be the best approach to capture returns from markets on the upswing and protect against losses due to markets suffering periodic downturns.

     It's also important to maintain a long-term perspective when evaluating your portfolio's performance. It's easy to react to short-term performance results, but what really matters are the long-term results you realize from your investments. Your investment representative can help you evaluate your portfolio's performance and make sure your diversified mix of investments is designed to help generate the long-term performance potential your goals demand.

WE APPRECIATE YOUR BUSINESS

     As always, we appreciate your continued support of the LEADER Mutual Funds. We remain committed to helping you pursue your investment goals with our mutual fund family. If you have any questions about your account or funds, please call us at 800-219-4182.

     Sincerely,

     /s/ R. Jeffrey Young
     R. Jeffrey Young
     President

     The foregoing information and opinions are for general information only. Morgan Asset Management, Inc. does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

--------------------------------------------------------------------------------
LEADER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
                    PORTFOLIO MANAGER: Walter A. Hellwig, Senior Vice President,
                                                    Morgan Asset Managment, Inc.


OBJECTIVE AND STRATEGY ---------------------------------------------------------

The LEADER Growth Equity Fund seeks capital appreciation. The Fund primarily invests in common stocks of companies the advisor believes have above-average growth potential.

INVESTMENT CONCERNS: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q&A ---------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

     The Fund's Insitutional shares posted a total return of -0.88% for the one-year period ended August 31, 2004.

HOW DID THE FUND'S PERFORMANCE COMPARE TO THE MARKET AVERAGES?

     The Fund's total return lagged the S&P 500 Index, the Fund's benchmark, and the Fund's peer group, the Lipper Large-Cap Growth Funds Index.(1) The S&P 500 posted a total return of 11.45% for the period, while the average return for the Lipper peer group was 2.86%. In the first half of the fiscal year, investors favored stocks with higher risk characteristics than we prefer, which caused the Fund to under-perform. In addition, beginning in calendar 2004 several factors weighed heavily on the market, including ongoing tensions in Iraq, terrorism in Spain and uncertainty regarding the U.S. presidential election and its impact on future tax policies. Growth stocks, particularly technology and pharmaceutical issues, were poor performers in this climate. The Fund's over-weighted positions in these sectors pulled down performance.

WHAT WERE YOUR KEY STRATEGIES?

     We attempted to take advantage of solid economic growth by focusing on stocks in the technology, pharmaceutical and cyclical industries. Over-weighting the technology, basic materials and other cyclical industries helped the Fund's performance early in the period. But, a technology stock selloff beginning early in calendar 2004 and weaker earnings estimates for many technology companies offset some of the previous gains. Pharmaceutical stocks performed poorly due to a lull in the new-product pipeline. In addition, the uncertainty surrounding the November election and its implications for the health care industry weighed heavily on drug stocks.(2)

WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND?

     We believe the U.S. economy should continue to show decent growth in the months ahead. We also remain optimistic regarding corporate earnings growth. Profits should continue to grow, but the rate of growth may slow somewhat from the record pace of the last several months. Such a climate should be favorable for stocks, and we expect to continue focusing on companies with strong earnings growth potential.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.leadermutualfunds.com.


(1) See Glossary of Terms on page 16 for additional information.
(2) The Fund's composition is subject to change.

--------------------------------------------------------------------------------
                                                       LEADER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT--------------------------------------------------


                                                                  Lipper Large-Cap
                    Institutional Shares       S&P 500 Index      Growth Funds Average
                    --------------------       -------------      --------------------

8/31/94             10000                      10000              10000
                    9574                       9756               9798.61
12/31/94            8961                       9754.02            9714.41
                    9873                       10702.7            10456.8
                    10671                      11722.9            11567.2
                    11300                      12653.9            12666.6
12/31/95            12121                      13415.1            12976.1
                    12653                      14135              13695.3
                    13332                      14768.5            14327.4
                    13978                      15225.2            14860.8
12/31/96            14763                      16493.2            15514
                    15275                      16936.3            15316.7
                    17081                      19890.3            17951.6
                    17798                      21380              19818.8
12/31/97            17839                      21993.8            19632.4
                    19868                      25059.5            22530
                    20844                      25891.5            23539.6
                    19245                      23321.9            20763.1
12/31/98            23387                      28283.8            25986.7
                    25473                      29692.4            27996.2
                    26281                      31781.4            29199.8
                    25288                      29802              28162.9
12/31/99            28961                      34232.8            35884.8
                    30347                      35016.8            39183.8
                    30459                      34086.7            37163.1
                    30355                      33756.3            36903.6
12/31/00            28391                      31117              30509.9
                    25746                      27430.1            24119
                    25617                      29034.3            25444.8
                    23240                      24774.4            20349.1
12/31/01            24994                      27421.5            23145.2
                    23600                      27497.1            22461
                    20218                      23815.3            18870.7
                    17279                      19703.3            15884.7
12/31/02            19463                      21363.4            16518.1
                    19120                      20690.7            16339.8
                    21175                      23874              18506.6
                    22281                      24505.8            19041.8
12/31/03            24315                      27487.7            20928.9
                    24098                      27953              21146.5
                    24414                      28433.8            21416.3
8/31/04             22340                      27603              19959.1



The minimum investment for the Institutional Share Class is $1 million, based on the initial investment of $1 million the ending value for the Institutional Shares would have been $2,234,013.


PERFORMANCE INFORMATION
                                            AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   AS OF 8/31/2004                   1 YEAR           5 YEAR          10 YEAR
--------------------------------------------------------------------------------
   INVESTOR A SHARES*                -6.56%           -4.12%            7.44%

   (EXCLUSIVE OF SALES LOAD)         -1.14%           -3.03%            8.05%

   INVESTOR B SHARES**               -5.77%           -3.70%            7.54%

   (EXCLUSIVE OF CDSC)               -1.85%           -3.51%            7.54%

   INSTITUTIONAL SHARES              -0.88%           -2.74%            8.37%


    * Reflects the maximum sales load of 5.50%.
   ** Reflects maximum applicable contingent deferred sales charge.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.leadermutualfunds.com.


TOP 10 EQUITY HOLDINGS                  EQUITY SECTOR DIVERSIFICATION
AS OF 8/31/2004 (SUBJECT TO CHANGE)     AS OF 8/31/2004 (SUBJECT TO CHANGE)
           (as a % of total assets)                (as a % of total investments)

Qualcomm, Inc ...............  5.3%     Information Technology ..........  34.2%
eBay, Inc ...................  3.0%     Health Care .....................  27.6%
Zimmer Holdings, Inc ........  3.0%     Telecommunication Services ......   7.0%
Boston Scientific Corp ......  2.9%     Financial Services ..............   6.3%
Network Appliance, Inc ......  2.8%     Consumer Discretionary ..........   6.0%
St. Jude Medical, Inc .......  2.7%     Consumer Staples ................   5.7%
Genzyme Corp ................  2.5%     Energy ..........................   5.7%
Dell, Inc ...................  2.4%     Industrials .....................   5.6%
Gilead Sciences, Inc ........  2.4%     Materials .......................   1.9%
ChevronTexaco Corp ..........  2.3%
________________________________________________________________________________

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and assumes the reinvestment of dividends and capital gains in the Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or redemptions of Fund Shares.

The performance of the LEADER Growth Equity Fund is measured against the S&P 500 Index, an unmanaged index which is generally representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees, or the deduction of taxes. The Fund's performance does reflect the deduction of fees or taxes for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+The LEADER Growth Equity Fund commenced operations on December 9, 2002, through a transfer of assets from certain collective trust fund ("commingled") accounts managed by Union Planters Investment Advisors, using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected.

--------------------------------------------------------------------------------
LEADER GROWTH & INCOME FUND
--------------------------------------------------------------------------------
                    PORTFOLIO MANAGER: Walter A. Hellwig, Senior Vice President,
                                                    Morgan Asset Managment, Inc.

OBJECTIVE AND STRATEGY ---------------------------------------------------------

The LEADER Growth & Income Fund seeks long-term growth of capital, current income and growth of income. The Fund intends to hold a combination of growth stocks and value stocks. By investing in a blend of stocks that demonstrate strong long-term earnings potential and undervalued stocks, the Fund seeks to achieve strong returns with less volatility.

INVESTMENT CONCERNS: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.


Q & A --------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

     For the one-year period ended August 31, 2004, the Fund's Institutional Shares posted a total return of 8.48%.

HOW DID THE FUND'S PERFORMANCE COMPARE TO THE MARKET AVERAGES?

     The Fund under-performed its market benchmark, the S&P 500 Index, which returned 11.45% for the one-year period, and out-performed its peer group, the Lipper Large-Cap Core Funds Index(1), which posted a total return of 7.99%. The Fund's underperformance was primarily due to over-weighted positions in technology and pharmaceutical stocks, which did not perform well in an environment of geopolitical tensions and uncertainty surrounding the November presidential election and how it will affect tax policies going forward. In addition, early in the fiscal year the market favored stocks and sectors with higher risk profiles.

WHAT WERE YOUR KEY STRATEGIES?

     As always, we strived to maintain a diversified portfolio of high-quality stocks with predictable earnings streams and a history of earnings growth. We focused on economically sensitive market sectors that we believed would benefit from a growing economy. In particular, we focused on stocks in the technology, basic materials and energy industries. The Fund's over-weighted position in the energy sector helped offset some of the poor performance from the technology area, as energy stocks advanced strongly during the period--primarily due to higher oil prices(2).

HOW WERE THE PORTFOLIO'S ASSETS ALLOCATED?

     We look for investments on a stock-by-stock basis, searching for growth at a reasonable price. This practice resulted in a diversified portfolio that offered exposure to stocks of different styles.

WHAT IS YOUR MARKET OUTLOOK?

     We believe the U.S. economy should continue to grow at a near-trend rate throughout the months ahead. We also remain optimistic regarding corporate earnings growth. Company profits should continue to grow, but the rate of that growth may slow somewhat from the record pace of the last several months. A climate of sustained economic growth and strong earnings growth should be favorable for stock investors.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.leadermutualfunds.com.


(1) See Glossary of Terms on page 16 for additional information.
(2) The Fund's composition is subject to change.

--------------------------------------------------------------------------------
                                                     LEADER GROWTH & INCOME FUND
--------------------------------------------------------------------------------


                                                                  Lipper Large-Cap
                    Institutional Shares       S&P 500 Index      Core Funds Average
                    --------------------       -------------      ------------------

8/31/94             10000                      10000              10000
                    9792                       9755.66            9773.83
12/31/94            9601                       9754.02            9674.53
                    10278                      10702.7            10456.4
                    11126                      11722.9            11375.3
                    11882                      12653.9            12240.3
12/31/95            12606                      13415.1            12775.8
                    13095                      14135              13481.3
                    13765                      14768.5            13995.2
                    14384                      15225.2            14447.1
12/31/96            15364                      16493.2            15448.9
                    15943                      16936.3            15607.2
                    18312                      19890.3            18125.4
                    19808                      21380              19647.3
12/31/97            19814                      21993.8            19915.8
                    22275                      25059.5            22473.5
                    23452                      25891.5            23010
                    22225                      23321.9            20448.6
12/31/98            25848                      28283.8            24773.3
                    26911                      29692.4            25814.1
                    27734                      31781.4            27538.9
                    26965                      29802              25849.1
12/31/99            30547                      34232.8            29964.1
                    31553                      35016.8            31238.6
                    31175                      34086.7            30378.7
                    30160                      33756.3            30500
12/31/00            27615                      31117              28090.9
                    24980                      27430.1            24521.3
                    25589                      29034.3            25806.8
                    23162                      24774.4            21908.7
12/31/01            24555                      27421.5            24316.2
                    24567                      27497.1            24206.9
                    21469                      23815.3            20975.4
                    18550                      19703.3            17585
12/31/02            19681                      21363.4            18749.7
                    19228                      20690.7            18122
                    21630                      23874              20636.2
                    21855                      24505.8            21119.1
12/31/03            24449                      27487.7            23471.3
                    24549                      27953              23756.4
                    24885                      28433.8            24000.7
8/31/04             24134                      27603              23073.6


The minimum investment for the Institutional Share Class is $1 million, based on the initial investment of $1 million the ending value for the Institutional Shares would have been $2,413,388.


PERFORMANCE INFORMATION
                                            AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   AS OF 8/31/2004                   1 YEAR           5 YEAR          10 YEAR
--------------------------------------------------------------------------------

   INVESTOR A SHARES*                 2.21%           -4.02%             8.27%
   (EXCLUSIVE OF SALES LOAD)          8.16%           -2.92%             8.89%
   INVESTOR B SHARES**                3.37%           -3.65%             8.34%
   (EXCLUSIVE OF CDSC)                7.37%           -3.46%             8.34%
   INSTITUTIONAL SHARES               8.48%           -2.65%             9.21%

    * Reflects the maximum sales load of 5.50%.
   ** Reflects maximum applicable contingent deferred sales charge.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.leadermutualfunds.com



TOP 10 EQUITY HOLDINGS                  EQUITY SECTOR DIVERSIFICATION
AS OF 8/31/2004 (SUBJECT TO CHANGE)     AS OF 8/31/2004 (SUBJECT TO CHANGE)
           (as a % of total assets)                (as a % of total investments)

Exxon Mobil Corp ..............  4.3%   Health Care .....................  17.7%
Pfizer, Inc ...................  3.9%   Financial Services ..............  17.0%
Amgen, Inc ....................  3.1%   Information Technology ..........  14.6%
Bank of America Corp ..........  3.1%   Energy ..........................  14.2%
Sunoco, Inc ...................  2.9%   Consumer Staples ................  12.6%
J. P. Morgan Chase & Co .......  2.8%   Industrials .....................   7.7%
General Electric Co ...........  2.7%   Materials .......................   7.2%
Anheuser-Busch Companies, Inc .  2.6%   Consumer Discretionary ..........   5.5%
Proctor & Gamble Co ...........  2.4%   Telecommunication Services ......   2.4%
Microsoft Corp ................  2.3%   Utilities .......................   1.1%
________________________________________________________________________________

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and assumes the reinvestment of dividends and capital gains in the Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on the Funds distributions or redemptions of Fund Shares.

The performance of the LEADER Growth & Income Fund is measured against the S&P 500 Index, an unmanaged index which is generally representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees, or the deduction of taxes. The Fund's performance does reflect the deduction of fees or taxes for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+The Investor A Share Class was initially offered for purchase effective September 1, 2000, however, no shareholder activity occurred until October 26, 2000. The performance shown for the Investor A Share Class prior to October 26, 2000 reflects the historical performance of the Institutional Share Class, and has been adjusted for the maximum sales charge applicable to the Investor A Share Class as well as Investor A Share Class 12b-1 fees. The Investor B Share Class was not in existence prior to October 23, 2002. Performance for periods prior to that are based on the Institutional Share Class, and has been adjusted for the maximum CDSC applicable to the Investor B Share Class as well as Investor B Share Class 12b-1 fees. 5

--------------------------------------------------------------------------------
LEADER BALANCED FUND
--------------------------------------------------------------------------------

                         PORTFOLIO MANAGERS: Carter E., Anthony President & CIO,
                                                    Morgan Asset Managment, Inc.
             John B. Norris, Senior Vice President, Morgan Asset Managment, Inc.

OBJECTIVE STRATEGY -------------------------------------------------------------

The LEADER Balanced Fund seeks to maximize total return through a combination of growth of capital and current income consistent with preservation of capital. The Balanced Fund invests in a combination of equity securities and fixed income securities. Under normal market conditions the Fund will invest at least 25% of its total assets in fixed income securities and no more than 75% of its total assets in equity securities.

INVESTMENT CONCERNS: Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Q&A ----------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

     For the one-year period ended August 31, 2004, the Fund's Institutional Shares posted a total return of 4.65%.

HOW DID THE FUND'S RETURN COMPARE TO THE BENCHMARK RETURNS?

     The Fund under-performed the S&P 500 Index, which posted a total return of 11.45% for the fiscal year, and its peer group average, the Lipper Balanced Funds Index,(1) which showed a total return of 8.10%. In the first half of the fiscal year, investors favored stocks with higher risk characteristics than we prefer, which caused the Fund's stock portfolio to underperform. In addition, beginning in calendar 2004 several factors weighed heavily on the market, including ongoing tensions in Iraq, terrorism in Spain and uncertainty regarding the U.S. presidential election and its impact on future tax policies. Growth stocks, particularly technology and pharmaceutical issues, were poor performers in this climate. The stock portfolio's over-weighted positions in these sectors pulled down performance. The Fund's bond performance lagged due to higher-quality and shorter-duration (duration refers to interest-rate sensitivity) holdings in the bond portfolio.

WHAT WERE YOUR KEY STRATEGIES?

     Within the Fund's bond portfolio, we favored short-duration, high-quality bonds as a defense for what could be an overvalued bond market. Our primary strategy within the Fund's stock portfolio was to maintain a mix of high-quality stocks with a record of predictable earnings streams. We focused on companies offering strong capitalization, high-quality management and a superior outlook relative to their competitors.


HOW WAS THE FUND INVESTED?

     As of August 31, 2004, the Fund's bond portfolio was diversified among Treasuries, 27%; government agency securities, 32%; and corporate securities, 41%. In terms of quality, 62% of the portfolio was rated AAA, 6% was rated AA, and 32% was rated A. The portfolio's average maturity was
     2.5 years.(2)

     The Fund's stock portfolio was invested in 48 companies representing 20 industries. The Fund's 10 largest equity holdings represented approximately 21% of the portfolio.(2)

WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND?

     We believe the U.S. economy should continue to show decent growth in the months ahead. We also remain optimistic regarding corporate earnings growth. Profits should continue to grow, but the rate of growth may slow somewhat from the record pace of the last several months. Such a climate should be favorable for stocks, and we expect to continue focusing on companies with strong earnings growth potential. With regard to bonds, we will maintain an emphasis on quality and shorter duration.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.leadermutualfunds.com.

(1) See Glossary of Terms on Page 16 for additional information.

(2) The Fund's composition is subject to change.

--------------------------------------------------------------------------------
                                                            LEADER BALANCED FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT -------------------------------------------------

                                                                  Lehman Brothers
                    Institutional Shares       S&P 500 Index      Government/Credit Bond Index    Lipper Balanced Funds Average
                    --------------------       -------------      ----------------------------    -----------------------------

1/2/01              10000                      10000              10000                           10000
                    10060                      10355              10168                           10221
                    9830                       9411               10273                           9785
                    9643                       8815               10320                           9445
                    9764                       9500               10242                           9852
                    9824                       9563               10301                           9919
                    9634                       9331               10351                           9781
                    9817                       9239               10609                           9772
                    9665                       8661               10745                           9479
                    9554                       7962               10844                           8976
                    9717                       8114               11119                           9166
                    9850                       8736               10936                           9526
12/31/01            9743                       8812               10850                           9586
                    9702                       8684               10930                           9490
                    9743                       8516               11023                           9400
                    9702                       8837               10799                           9599
                    9547                       8301               11008                           9384
                    9547                       8240               11110                           9349
                    9367                       7653               11204                           8940
                    9252                       7057               11339                           8508
                    9460                       7103               11594                           8587
                    9178                       6332               11843                           8091
                    9366                       6889               11730                           8400
                    9419                       7294               11737                           8701
12/31/02            9482                       6866               12048                           8474
                    9356                       6686               12047                           8349
                    9440                       6586               12262                           8296
                    9428                       6649               12246                           8329
                    9778                       7197               12377                           8757
                    10139                      7576               12729                           9139
                    10176                      7672               12678                           9207
                    9952                       7808               12146                           9217
                    10101                      7960               12226                           9368
                    10002                      7875               12614                           9376
                    10474                      8321               12454                           9678
                    10646                      8394               12487                           9769
12/31/03            10865                      8834               12610                           10091
                    10951                      8996               12725                           10224
                    11059                      9121               12880                           10350
                    10905                      8983               12999                           10304
                    10549                      8842               12599                           10075
                    10732                      8963               12535                           10125
                    10852                      9138               12587                           10273
                    10484                      8835               12719                           10065
8/31/04             10571                      8871               12989                           10127


The minimum investment for the Institutional Share Class is $1 million, based on the initial investment of $1 million the ending value for the Institutional Shares would have been $1,957,-92


PERFORMANCE INFORMATION+

                                   AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
     AS OF 8/31/2004                  1 YEAR           SINCE INCEPTION (1/3/01)
--------------------------------------------------------------------------------

     INVESTOR A SHARES*               -1.38%                 -0.33%

     (EXCLUSIVE OF SALES LOAD)         4.37%                  1.22%

     INVESTOR B SHARES**              -0.43%                 -0.17%

     (EXCLUSIVE OF CDSC)               3.57%                  0.61%

     INSTITUTIONAL SHARES              4.65%                  1.53%

 * Reflects the maximum sales load of 5.50%.
** Reflects maximum applicable contingent deferred sales charge.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.leadermutualfunds.com



FIXED INCOME DIVERSIFICATION            EQUITY SECTOR DIVERSIFICATION
AS OF 8/31/2004 (SUBJECT TO CHANGE)     AS OF 8/31/2004 (SUBJECT TO CHANGE)
           (as a % of total assets)                (as a % of total investments)
Corporate Bonds .............. 12.7%    Financial Services ............... 13.9%
Government and Agency Bonds .. 10.0%    Energy ........................... 10.1%
Short-Term Investments .......  9.2%    Health Care ......................  9.6%
Treasury Securities ..........  8.5%    Consumer Staples .................  7.6%
                               -----    Insurance ........................  5.6%
Total ........................ 40.4%    Materials ........................  5.1%
                                        Information Tech .................  4.2%
                                        Consumer Discretionary ...........  3.5%
                                                                           -----
                                        Total ............................ 59.6%

________________________________________________________________________________
The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and assumes the reinvestment of dividends and capital gains in the Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemptions of Fund Shares.

The performance of the LEADER Balanced Fund is measured against the S&P 500 Index, an unmanaged index which is generally representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole; and the Lehman Brothers Government/Credit Bond Index, an unmanaged index composed of investment grade corporate debt issues as well as debt issues of U.S. Government agencies and the U.S. Treasury with maturities between one and ten years. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management fees, or the deduction of taxes. The Fund's performance does reflect the deduction of fees or taxes for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+The performance shown for the Investor A Share Class prior to its inception on February 20, 2001 reflects the historical performance of the Institutional Shares Class, and has been adjusted for the maximum sales charge applicable to the Investor A Share Class as well as Investor A Share Class 12b-1 fees. The Investor B Share Class was not in existence prior to October 28, 2002. Performance for periods prior to that date are based on the Institutional Share Class, and has been adjusted for the maximum CDSC applicable to Investor B Share Class as well as Investor B Share Class 12b-1 fees.

--------------------------------------------------------------------------------
LEADER TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
                      PORTFOLIO MANAGERS: John B. Norris, Senior Vice President,
                                                    Morgan Asset Managment, Inc.

OBJECTIVE AND STRATEGY----------------------------------------------------------

The LEADER Tax-Exempt Bond Fund seeks to produce current income that is exempt from federal income tax consistent with preservation of capital. The Fund normally invests at least 80% of its assets in obligations producing income exempt from federal income taxation. These may include municipal bonds, notes and commercial paper issued by states and other local governments that are exempt from federal taxes. The Fund may invest up to 20% of its assets in U.S. government securities, money market instruments or "private activity" bonds.

INVESTMENT CONCERNS: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. A portion of the Fund's income may be subject to the federal alternative minimum tax and/or certain state and local taxes.

Q&A-----------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

     The Fund's Institutional Shares posted a total return of 3.91% for the year ended August 31, 2004. The Lehman Brothers 5-Year Municipal Bond Index returned 4.49% and the Fund's peer group the Lipper Intermediate Municipal Debt Funds Index(1) returned 5.3%. The differential is the underlying expense ratio of the Fund.

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR, AND HOW DID THEY AFFECT PERFORMANCE?

     We anticipated an increase in interest rates in 2004, as it became increasingly apparent the Federal Reserve would raise the overnight lending target. To that end, we shortened the duration, or interest-rate sensitivity, of the portfolio and overweighted maturities on the shorter-end of the yield curve. We assumed there would be a flattening of the yield curve; but, we assumed yields would rise across the curve.

     We didn't anticipate the short-end of the curve to underperform as dramatically as it did. The intermediate sector of the curve saw rates fall even as short-term rates increased. Conventional wisdom was intermediate rates would rise, just perhaps not as much. To that end, our overweight on short-term securities actually hurt relative performance in what could be construed as a rising rate environment, with the Federal Reserve raising rates. This is not typically the case.

     State and local balance sheets appeared to be in much better shape, and the economy, while not strong, seemed self-sustaining. To that end, we overweighted revenue bonds relative to general obligation bonds.

HOW WAS THE FUND INVESTED?

     As of August 31, 2004, 65.86% of the Fund's assets was invested in revenue bonds and 33.03% was invested in general obligation (GO) bonds. The balance is in short term investments.(2)

WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

     Two strong forces are at work in the bond market. First, certain economic and core inflation data suggest both are `plateauing,' or at least increasing at a decreasing rate. Strangely enough, the oft-given reason for this is a sharp spike in energy prices, which typically have been inflationary in the past. The conventional wisdom seems to be higher energy prices are going to throttle the economy moving forward with little impact on inflation this time.

     Second, the mind-numbing deficits and debt accumulation in the United States, both public and private, would suggest higher interest rates at some point. Nevertheless, the rest of the world seems to have a voracious appetite for our debt securities, enabling us to keep our interest rates low and our spending apace.

     When you add these two factors together, we are forced to be almost duration neutral with a negative bias. In other words, we currently don't see any strong reason for interest rates to spike in one direction or another. Therefore, we plan to remain close to the benchmark's duration, but ready to shift lower if the situation warrants.

     Regardless of who wins the presidential election, we do not anticipate any significant legislation that would dramatically impact the municipal market. Further, we look for municipals to perform attractively relative to taxable securities in the upcoming year.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.leadermutualfunds.com.

(1) See Glossary of Terms on page 16 for additional information.
(2) The Fund's composition is subject to change.

--------------------------------------------------------------------------------
                                                     LEADER TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                               Lehman Brothers 5-Year      Lipper Intermediate
                    Institutional Shares       Municipal Bond Index        Municipal Debt Funds Average
                    --------------------       ----------------------      ----------------------------

7/24/00             10000                      10000                       10000
                    9989                       10000                       10000
                    10116                      10110                      10121
                    10062                      10091                      10088
                    10148                      10161                      10162
                    10214                      10205                      10210
12/31/00            10439                      10370                      10426
                    10572                      10548                      10543
                    10577                      10577                      10575
                    10668                      10664                      10658
                    10562                      10604                      10553
                    10664                      10714                      10660
                    10722                      10769                      10726
                    10854                      10885                      10856
                    11018                      11032                      11012
                    11014                      11065                      10986
                    11128                      11156                      11092
                    11007                      11068                      10974
12/31/01            10879                      11014                      10893
                    11059                      11191                      11051
                    11192                      11318                      11175
                    10948                      11077                      10973
                    11183                      11333                      11190
                    11243                      11409                      11250
                    11358                      11533                      11362
                    11495                      11658                      11488
                    11601                      11770                      11593
                    11806                      11933                      11807
                    11644                      11812                      11614
                    11593                      11800                      11566
12/31/02            11802                      12035                      11810
                    11774                      12055                      11755
                    11911                      12186                      11920
                    11900                      12169                      11908
                    11953                      12226                      11983
                    12167                      12422                      12229
                    12128                      12390                      12174
                    11826                      12120                      11794
                    11880                      12205                      11886
                    12142                      12515                      12190
                    12069                      12433                      12124
                    12122                      12483                      12227
12/31/03            12199                      12532                      12301
                    12240                      12591                      12345
                    12386                      12745                      12522
                    12321                      12692                      12438
                    12055                      12437                      12173
                    12026                      12373                      12153
                    12045                      12419                      12183
                    12147                      12534                      12303
8/31/04             12345                      12754                      12502

The minimum investment for the Institutional Share Class is $1 million, based on the initial investment of $1 million the ending value for the Institutional Shares would have been $1,234,464.


PERFORMANCE INFORMATION+
                                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   AS OF 8/31/2004                     1 YEAR         SINCE INCEPTION (7/24/00)
--------------------------------------------------------------------------------
   INVESTOR A SHARES*                  -1.28%                  3.76%

   (EXCLUSIVE OF SALES LOAD)            3.60%                  5.00%

   INVESTOR B SHARES**                 -1.13%                  3.98%

   (EXCLUSIVE OF CDSC)                  2.87%                  4.41%

   INSTITUTIONAL SHARES                 3.91%                  5.27%

   * Reflects the maximum sales load of 4.75%.
   **Reflects maximum applicable contingent deferred sales charge.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.leadermutualfunds.com


ASSET ALLOCATION ---------------------  MATURITY BREAKDOWN --------------------
AS OF 8/31/2004 (SUBJECT TO CHANGE)     AS OF 8/31/2004 (SUBJECT TO CHANGE)
         (as a % of total investments)            (as a % of total investments)
General Obligation Bonds .....  33.0%   Less than 1 Year ..............   2.0%
Revenue Bonds ................  65.9%   1-5 Years .....................  39.8%
Short Term Investments .......   1.1%   6-10 Years ....................  52.7%
                                        11-20 Years ...................   5.5%

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and assumes the reinvestment of dividends and capital gains in the Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on the Funds distributions or redemptions of Fund Shares.

The performance of the LEADER Tax-Exempt Bond Fund is measured against the Lehman Brothers 5-Year Municipal Bond Index, an unmanaged index that generally tracks bonds with a maturity range of four to six years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees, or the deduction of taxes. The Fund's performance does reflect the deduction of fees or taxes for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The Investor A Share Class was initially offered for purchase effective September 1, 2000, however, no shareholder activity occurred until December 26, 2000. The performance shown for the Investor A Share Class prior to December 26, 2000 reflects the historical performance of the Institutional Share Class, and has been adjusted for the maximum sales charge applicable to the Investor A Share Class as well as Investor A Share Class 12b-1 fees. The Investor B Share Class was not in existence prior to December 4, 2002. Performance for periods prior to that are based on the Institutional Share Class, and has been adjusted for the maximum CDSC applicable to the Investor B Share Class as well as Investor B Share Class 12b-1 fees.

--------------------------------------------------------------------------------
LEADER INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
                         PORTFOLIO MANAGER: Carter E., Anthony President & CIO,
                                                    Morgan Asset Managment, Inc.
             John B. Norris, Senior Vice President, Morgan Asset Managment, Inc.

OBJECTIVE AND STRATEGY----------------------------------------------------------

The LEADER Intermediate Bond Fund seeks to produce current income consistent with preservation of capital. By limiting the maturity of its portfolio securities, the Fund seeks to moderate principal fluctuations. In addition, the Fund's Adviser seeks to increase total return by actively managing portfolio maturity and security selection considering economic and market conditions.

INVESTMENT CONCERNS: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Q&A-----------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

     The Fund's Institutional Shares posted a total return of 2.36% for the 12 months ended August 31, 2004. The Lehman Brothers Intermediate Government/Credit Bond Index returned 5.07% and the Fund's peer group the Lipper Intermediate Investment Grade Debt Funds Index(1) returned 6.14%. The majority of this underperformance occurred during the second calendar quarter of 2004, due to what proved to be an incorrect outlook on the direction of interest rates.

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR, AND HOW DID THEY AFFECT PERFORMANCE?

     We made a significant bet on corporate bonds, particularly BBBrated corporates. These securities performed extremely well on a relative basis throughout the year, as investors scrambled for yield, and corporate earnings remained strong. It was the best of both worlds for this sector of the bond market.

     We extended duration (sensitivity to interest rate changes) during the market rally of the first calendar quarter of 2004. We believe this helped performance significantly relative to the benchmark. Nevertheless, the market snapped back strongly in the second quarter, when investors began to anticipate the Fed raising the overnight lending rate. Yields rose sharply and quickly, and the Fund was `long' relative to the benchmark, which caused the Fund's performance to lag. Late in the fiscal year we began to shift out of some of the lower rated corporate credits and shorten the Fund's duration.(2)

WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

     Two strong forces are at work in the bond market. First, the economic and core inflation data suggest both are `plateauing,' or at least increasing at a decreasing rate. Strangely enough, the oft-given reason for this is a sharp spike in energy prices, which typically have been inflationary in the past. The conventional wisdom seems to be higher energy prices are going to throttle the economy moving forward with little impact on inflation this time.

     Second, the mind-numbing deficits and debt accumulation in the United States, both public and private, would suggest higher interest rates at some point. Nevertheless, the rest of the world seems to have a voracious appetite for our debt securities, enabling us to keep our interest rates low and our spending apace.

     When you add these two factors together, we are forced to be almost duration neutral with a negative bias. In other words, we currently don't see any strong reason for interest rates to spike in one direction or another. Therefore, we plan to remain close to the benchmark's duration, but ready to shift lower if the situation warrants.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.leadermutualfunds.com.

(1) See Glossary of Terms on page 16 for additional information.
(2) The Fund's composition is subject to change.

--------------------------------------------------------------------------------
                                                   LEADER INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT--------------------------------------------------

                                               Lehman Brothers Intermediate       Lipper Intermediate Investment Grade
                    Institutional Shares       Government/Credit Bond Index       Debt Funds Average
                    --------------------       ----------------------------       ------------------------------------

8/31/94             10000                      10000                              10000
                    9842                       9908                               9878
12/31/94            9773                       9897                               9886
                    10218                      10331                              10344
                    10749                      10847                              10951
                    10909                      11026                              11155
12/31/95            11235                      11414                              11626
                    11122                      11319                              11409
                    11185                      11390                              11452
                    11364                      11592                              11666
12/31/96            11620                      11876                              12013
                    11603                      11863                              11947
                    11933                      12212                              12359
                    12248                      12542                              12760
12/31/97            12534                      12811                              13078
                    12719                      13010                              13282
                    12974                      13255                              13569
                    13619                      13851                              14066
12/31/98            13560                      13891                              14089
                    13392                      13865                              14008
                    13108                      13810                              13841
                    13145                      13937                              13911
12/31/99            12998                      13945                              13880
                    13216                      14155                              14141
                    13407                      14394                              14306
                    13846                      14808                              14705
12/31/00            14534                      15356                              15266
                    15041                      15876                              15739
                    15038                      15983                              15791
                    15803                      16718                              16459
12/31/01            15697                      16732                              16440
                    15660                      16695                              16406
                    16310                      17289                              16863
                    17017                      18072                              17506
12/31/02            17270                      18378                              17808
                    17405                      18655                              18081
                    17909                      19162                              18596
                    17796                      19159                              18564
12/31/03            17837                      19170                              18643
                    18234                      19644                              19110
                    17362                      19149                              18637
8/31/04             17718                      19633                              19139



The minimum investment for the Institutional Share Class is $1 million, based on the initial investment of $1 million the ending value for the Institutional Shares would have been $1,771,763.

PERFORMANCE INFORMATION +
                                             AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   AS OF 8/31/2004                        1 YEAR           5 YEAR        10 YEAR
--------------------------------------------------------------------------------

   INVESTOR A SHARES*                     -2.78%            5.17%         5.10%

     (EXCLUSIVE OF SALES LOAD)             2.05%            6.20%         5.61%

   INVESTOR B SHARES**                    -2.59%            5.36%         5.04%

     (EXCLUSIVE OF CDSC)                   1.33%            5.52%         5.04%

   INSTITUTIONAL SHARES                    2.36%            6.43%         5.89%


   * Reflects the maximum sales load of 4.75%.
   **Reflects maximum applicable contingent deferred sales charge.



PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.leadermutualfunds.com


ASSET ALLOCATION                         MATURITY BREAKDOWN
AS OF 8/31/2004 (SUBJECT TO CHANGE)      AS OF 8/31/2004 (SUBJECT TO CHANGE)
          (as a %of total investments)            (as a %of total investments)
Government and Agency Bonds ..  32.5%    Less than 1 Year .............   7.2%
Corporate Bonds ..............  52.4%    1-5 Years ....................  63.4%
Treasury Securities ..........  14.4%    6-10 Years ...................  29.3%
Short Term Investments .......   0.7%
--------------------------------------------------------------------------------
The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and assumes the reinvestment of dividends and capital gains in the Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemptions of Fund Shares.

The LEADER Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Credit Bond Index which tracks investment grade corporate debt issues, as well as U.S. government securities with a maturity range of one to 10 years. The index, an unmanaged index, does not reflect the deduction of fees associated with a mutual fund, such as investment management fees, or the deduction of taxes. The Fund's performance does reflect the deduction of fees, or taxes for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The Investor A Share Class was initially offered for purchase effective September 1, 2000, however, no shareholder activity occurred until December 26, 2000. The performance shown for the Investor A Share Class prior to December 26, 2000 reflects the historical performance of the Institutional Share Class, and has been adjusted for the maximum sales charge applicable to the Investor A Share Class as well as Investor A Share Class 12b-1 fees. The Investor B Share Class was not in existence prior to October 23, 2002. Performance for periods prior to that are based on the Institutional Share Class, and has been adjusted for the maximum CDSC applicable to the Investor B Share Class as well as Investor B Share Class 12b-1 fees.

--------------------------------------------------------------------------------
LEADER SHORT TERM BOND FUND
--------------------------------------------------------------------------------
                     PORTFOLIO MANAGER: James C. Kelsoe, CFA, Managing Director,
                                                    Morgan Asset Managment, Inc.

OBJECTIVE AND STRATEGY----------------------------------------------------------

The LEADER Short Term Bond Fund seeks to provide a high level of current income consistent with preservation of capital. The Fund invests in U.S. corporate and government issues, and mortgage-backed and other asset-backed securities. The Fund invests primarily in investment grade bonds rated BBB or better. The average maturity of the Fund will generally be 3 years or less.

INVESTMENT CONCERNS: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Q&A-----------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

     The Fund's Institutional Shares posted a total return of 3.44% for the one-year period ended August 31, 2004. This compares to 2.61% for the Fund's benchmark index the Lehman Brothers 1-3 Year Government/Credit Index, and 4.31% for the Fund's peer-group the Lipper Short Investment Grade Debt Funds Index(1).

     As of August 31, 2004, the 30-day SEC yield on the Fund's Institutional Shares was 3.11%.

TO WHAT DO YOU ATTRIBUTE THE FUND'S RELATIVE OUT-PERFORMANCE?

     We believed corporate bonds continued to offer better value than Treasury, agency or mortgage-backed securities. We therefore maintained our strategy of investing most of the portfolio's assets in corporate securities. This factor combined with our superior credit selections contributed to the Fund's out-performance relative to its benchmark. In particular, we maintained a significant overweight in BBB-rated corporate securities, which performed well during the six-month period. Corporate bonds--especially those with lower quality ratings-- continued to generate strong performance, primarily due to the financial discipline firmly in place among corporate America.


WHAT IS YOUR INVESTMENT OUTLOOK?

     Looking ahead, the bond market is likely to react to changing expectations of what the Fed may do with short-term interest rates. We believe any increase in interest rates may be slow and gradual. If inflation and job growth remain subdued, we believe the Fed may remain on hold for a while. That should continue to foster a range-bound rate environment. Our likely response to such a scenario would be to make tactical increases in the Fund's duration to take advantage of interest-rate volatility.(2)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.leadermutualfunds.com.

(1) See Glossary of Terms on page 16 for additional information.
(2) The Fund's composition is subject to change.

--------------------------------------------------------------------------------
                                                     LEADER SHORT TERM BOND FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                               Lehman Brothers 1-3-Year           Lipper Short Investment Grade
                    Institutional Shares       Government/Credit Index            Debt Funds Average
                    --------------------       ----------------------------       -----------------------------

1/5/01              10000                      10000                              10000
                    10036                      10142                              10133
                    10064                      10214                              10203
                    10135                      10297                              10278
                    10143                      10329                              10300
                    10189                      10393                              10359
                    10195                      10433                              10396
                    10346                      10564                              10526
                    10426                      10636                              10589
                    10555                      10794                              10701
                    10651                      10902                              10791
                    10591                      10872                              10734
12/31/01            10482                      10878                              10718
                    10476                      10909                              10753
                    10467                      10956                              10794
                    10408                      10885                              10729
                    10484                      11007                              10826
                    10585                      11064                              10885
                    10473                      11153                              10916
                    10500                      11264                              10971
                    10666                      11325                              11039
                    10724                      11423                              11115
                    10685                      11437                              11122
                    10819                      11437                              11122
12/31/02            11053                      11561                              11233
                    11036                      11575                              11251
                    11159                      11639                              11319
                    11195                      11664                              11334
                    11339                      11709                              11378
                    11495                      11775                              11445
                    11529                      11801                              11461
                    11374                      11724                              11350
                    11397                      11729                              11361
                    11596                      11858                              11478
                    11562                      11810                              11438
                    11572                      11811                              11440
12/31/03            11647                      11886                              11500
                    11701                      11919                              11532
                    11774                      11985                              11586
                    11836                      12028                              11622
                    11682                      11905                              11515
                    11630                      11888                              11494
                    11622                      11891                              11498
                    11686                      11942                              11544
8/31/04             11789                      12035                              11620

The minimum investment for the Institutional Share Class is $1 million, based on the initial investment of $1 million the ending value for the Institutional Shares would have been $1,178,902.

PERFORMANCE INFORMATION+                      AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
AS OF 8/31/2004                           1 YEAR      SINCE INCEPTION (1/5/01)
--------------------------------------------------------------------------------
   INVESTOR A SHARES*                     -1.88%               2.93%

     (EXCLUSIVE OF SALES LOAD)             3.02%               4.31%

   INVESTOR B SHARES**                    -1.59%               3.07%

     (EXCLUSIVE OF CDSC)                   2.41%               3.82%

   INSTITUTIONAL SHARES                    3.44%               4.60%


   * Reflects the maximum sales load of 4.75%.
   **Reflects maximum applicable contingent deferred sales charge.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.leadermutualfunds.com


ASSET ALLOCATION                            MATURITY BREAKDOWN
AS OF 8/31/2004 (SUBJECT TO CHANGE)         AS OF 8/31/2004 (SUBJECT TO CHANGE)
            (as a %of total investments)           (as a %of total investments)
Mortgage-Backed Securities .....  47.8%  Less than 1 Year .............  13.5%
Corporate Bonds ................  46.0%  1-5 Years ....................  82.4%
Short Term Investments .........   3.4%  6-10 Years ...................   4.1%
Government and Agency Bonds ....   2.8%

--------------------------------------------------------------------------------
The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and assumes the reinvestment of dividends and capital gains in the Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on the Funds distributions or redemptions of Fund Shares.

The performance of the LEADER Short Term Bond Fund is measured against the Lehman Brothers 1-3-Year Government/Credit Index, an unmanaged index that generally tracks investment grade corporate debt issues, as well as debt issues of U.S. government agencies and the U.S. Treasury with a maturity range of one to three years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees, or the deduction of taxes. The Fund's performance does reflect the deduction of fees for these services, or taxes. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The performance shown for the Investor A Share Class prior to its inception on March 8, 2001 reflects the historical performance of the Institutional Share Class, and has been adjusted for the maximum sales charge applicable to the Investor A Share Class as well as Investor A Share Class 12b-1 fees. The Investor B Share Class was not in existence prior to December 20, 2002. Performance for periods prior to that are based on the Institutional Share Class, and has been adjusted for the maximum CDSC applicable to the Investor B Share Class as well as Investor B Share Class 12b-1 fees.

--------------------------------------------------------------------------------
                                             LEADER TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
                   PORTFOLIO MANAGERS: Chad A. Stafko, Assistant Vice President,
                                                    Morgan Asset Managment, Inc.
             John B. Norris, Senior Vice President, Morgan Asset Managment, Inc.

OBJECTIVE AND STRATEGY----------------------------------------------------------

The LEADER Tax-Exempt Money Market Fund seeks maximum current income exempt from federal income tax consistent with preservation of capital and liquidity. The Fund invests in high quality short-term tax-exempt money market instruments with maturities of 397 days or less.

INVESTMENT CONCERNS: An investment in the Fund is neither guaranteed nor insured by the FDIC or any other Government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. A portion of the Fund's income may be subject to the federal alternative minimum tax and/or certain state and local taxes.

Q&A-----------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

     The seven-day yield(1) on the Fund's Institutional Shares was MATURITY B 0.44% as of August 31, 2004. For investors in the 35% federal AS OF 8/31/2004 income tax bracket, this tax-exempt yield translates to a taxable equivalent yield of 0.68%.

     The Fund's yield reflects the rising interest rate environment that unfolded as the year progressed. The federal funds rate remained steady at 1.0% throughout most of the 12-month period, but in late spring it became clear the much-anticipated Fed tightening campaign was on its way. The Fed initiated two 25-basis-point rate hikes (0.25%), which prompted slightly higher rates in the tax-exempt market.

WHAT WERE YOUR KEY STRATEGIES?

     Slow cash flows into the Fund limited our ability to take advantage of higher rates late in the period. Nevertheless, we attempted to take advantage of the rate environment by shortening the Fund's weighted average maturity from 48 days at the beginning of the period to 30 days as of August 31, 2004. We also focused on variable-rate securities--particularly those with rates that reset weekly--which helped us capture relatively higher yields.(2)



MATURITY BREAKDOWN(2)-----------------------------------------------------------
AS OF 8/31/2004                                     (as a %of total investments)



                                  [PIE CHART]

Percent       Days
-------   ------------
 31.2%    3-14 Days
 15.7%    15-29 Days
 26.9%    30-59 Days
  4.9%    180-365 Days


(1) The 7-day yield is as of August 31, 2004. The yield more closely reflects the current earnings of the Fund than does the total return quotation. Certain fees of the Fund are currently being voluntarily waived, resulting in higher yields than would occur if full fees were charged.

(2) The composition of the Fund's holdings is subject to change.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.

--------------------------------------------------------------------------------
                                                        LEADER MONEY MARKET FUND
--------------------------------------------------------------------------------
                   PORTFOLIO MANAGERS: Chad A. Stafko, Assistant Vice President,
                                                   Morgan Asset Management, Inc.
            John B. Norris, Senior Vice President, Morgan Asset Management, Inc.

OBJECTIVE AND STRATEGY----------------------------------------------------------

The LEADER Money Market Fund seeks maximum current income consistent with preservation of capital and liquidity. The Fund invests in high quality, short-term money market instruments with remaining maturities of 397 days or less.

INVESTMENT CONCERNS: An investment in the Fund is neither guaranteed nor insured by the FDIC or any other Government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Q&A-----------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

     The seven-day yield(1) on the Fund's Institutional shares was MATURITY 1.11% as of August 31, 2004. The increase in the Fund's yield reflects the rising interest rate environment that unfolded as the year progressed. The federal funds rate remained steady at 1.0% throughout most of the 12-month period. In late spring it became clear the much-anticipated Fed tightening campaign soon would get underway. The Fed initiated two rate hikes, 25 basis points each (0.25%), before the Fund's fiscal year ended.

WHAT WERE YOUR KEY STRATEGIES?

     We continued to employ strategies designed to seek attractive yields for shareholders while maintaining our quality and liquidity guidelines. Early in the year we expected interest rates eventually would move up, and we employed tactics to take advantage of that scenario. For example, we gradually lowered the Fund's weighted average maturity, from 55 days at the beginning of the fiscal year to 51 days by the end. We also focused on variable-rate securities, particularly those with rates that reset weekly or monthly, so we could capitalize quickly on any increase in interest rates.(2)

     In addition, we purchased some fixed- and variable-rate government agency securities that offered attractive yields. We lowered the Fund's exposure to commercial paper, because rates in that sector weren't quite as attractive and supply was relatively low.(2)


MATURITY BREAKDOWN(2)-----------------------------------------------------------
AS OF 8/31/2004                                     (as a %of total investments)



                                   [PIE CHART]


Percent       Days
-------   ------------
 35.6%       1-2 Days
 14.5%      3-14 Days
 11.2%     15-29 Days
 13.1%     30-59 Days
  6.1%     60-89 Days
    9%    90-179 Days
 10.6%   180-365 Days


(1) The 7-day yield is as of August 31, 2004. The yield more closely reflects the current earnings of the Fund than does the total return quotation. Certain fees of the Fund are currently being voluntarily waived, resulting in higher yields than would occur if full fees were charged.

(2) The composition of the Fund's holdings is subject to change.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.

--------------------------------------------------------------------------------
GLOSSARY OF TERMS
--------------------------------------------------------------------------------

THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is generally representative of the total return of long-term government and corporate bonds.

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

THE LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX generally tracks bonds with a maturity range of four to six years.

THE LEHMAN BROTHERS 1-3-YEAR GOVERNMENT/CREDIT INDEX generally tracks investment grade corporate debt issues, as well as debt issues of U.S. government agencies and the U.S. Treasury with a maturity range of one to three years.

THE S&P 500 INDEX is generally representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The above indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or deduction of taxes.

THE LIPPER INDEX consists of the largest funds found in that indicated Lipper Classification (ranked by asset size). The number of funds could vary depending on the classification. A Lipper Average is an average of all of the funds found in the classification.

THE LIPPER BALANCED FUNDS AVERAGE consists of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio is approximately 60%/40%.

THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE consists of managed mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE consists of managed mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

THE LIPPER LARGE-CAP CORE FUNDS AVERAGE consists of managed funds that, by portfolio practice, invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE consists of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per share growth value, compared to the S&P 500 Index.

THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE consists of managed mutual funds that invest at least 65% of their assets in investmentgrade debt issues with dollar-weighted average maturities of less than three years.

Investors cannot invest directly in an index, but they can invest in its underlying funds or securities.

                       This page intentionally left blank

LEADER GROWTH EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SECURITY DESCRIPTION            SHARES         VALUE
-------------------------------------------------------
COMMON STOCKS -- 96.3%
AEROSPACE -- 2.2%
United Technologies Corp. ...     10,000    $   939,100
                                            -----------
COMPUTER SOFTWARE -- 7.9%
Adobe Systems, Inc. .........     15,000        688,050
Citrix Systems, Inc.*........     30,000        477,300
Electronic Arts, Inc.*.......     10,000        497,800
Intuit, Inc.*................     10,000        422,900
Microsoft Corp. .............     26,600        726,180
Oracle Corp.*................     43,000        428,710
VERITAS Software Corp.*......     10,000        167,200
                                            -----------
                                              3,408,140
                                            -----------
COMPUTERS & BUSINESS EQUIPMENT -- 11.5%
Cisco Systems, Inc.*.........     50,000        938,000
Dell, Inc.*..................     30,000      1,045,200
EMC Corp.*...................     80,000        861,600
International Business
  Machines Corp. ............      8,000        677,520
Network Appliance, Inc.*.....     60,000      1,204,200
Sun Microsystems, Inc.*......     50,000        192,000
                                            -----------
                                              4,918,520
                                            -----------
COSMETICS & TOILETRIES -- 3.3%
Colgate-Palmolive Co. .......     10,000        540,000
Procter & Gamble Co. ........     15,400        861,938
                                            -----------
                                              1,401,938
                                            -----------
DIVERSIFIED OPERATIONS -- 1.8%
General Electric Co. ........     24,000        786,960
                                            -----------
DRUGS & HEALTHCARE -- 13.3%
Abbott Laboratories..........     10,700        446,083
Amgen, Inc.*.................     10,700        634,403
Bristol-Myers Squibb Co. ....     20,000        474,600
Caremark Rx, Inc.*...........     11,610        333,207
Express Scripts, Inc.*.......      5,000        316,000
Genzyme Corp.*...............     20,000      1,080,000
Gilead Sciences, Inc.*.......     15,000      1,036,950
Invitrogen Corp.*............     15,000        742,500
Pfizer, Inc. ................     20,000        653,400
                                            -----------
                                              5,717,143
                                            -----------


SECURITY DESCRIPTION            SHARES         VALUE
-------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
E-COMMERCE & SERVICES -- 3.0%
eBay, Inc.*..................     15,000    $ 1,298,100
                                            -----------
ELECTRONIC COMPONENTS -- 1.7%
Flextronics International
  Ltd.*......................     10,000        124,100
Jabil Circuit, Inc.*.........     15,000        309,450
Molex, Inc. .................     10,000        288,700
                                            -----------
                                                722,250
                                            -----------
FINANCE & BANKING -- 6.0%
American Express Co. ........     10,000        500,200
Bank of America Corp. .......     20,000        899,600
Citigroup, Inc. .............     15,000        698,700
T. Rowe Price Group, Inc. ...     10,000        495,300
                                            -----------
                                              2,593,800
                                            -----------
FOOD & BEVERAGES -- 1.0%
Coca-Cola Co. ...............     10,000        447,100
                                            -----------
MEDICAL INSTRUMENTS -- 12.9%
Boston Scientific Corp.*.....     35,000      1,250,550
Guidant Corp. ...............      5,000        299,000
Medtronic, Inc. .............     12,700        631,825
St. Jude Medical, Inc.*......     17,000      1,143,250
Stryker Corp. ...............     20,000        906,000
Zimmer Holdings, Inc.*.......     18,000      1,283,400
                                            -----------
                                              5,514,025
                                            -----------
OIL & GAS -- 5.5%
Apache Corp. ................     10,000        446,900
ChevronTexaco Corp. .........     10,000        975,000
ConocoPhillips...............      5,000        372,150
GlobalSantaFe Corp. .........     20,000        557,600
                                            -----------
                                              2,351,650
                                            -----------
RETAIL -- 3.9%
Bed Bath & Beyond, Inc.*.....     10,000        374,200
Lowe's Companies, Inc. ......     16,000        795,200
Wal-Mart Stores, Inc. .......      9,600        505,632
                                            -----------
                                              1,675,032
                                            -----------
SEMICONDUCTORS -- 13.8%
Altera Corp.*................     10,000        189,200
Analog Devices, Inc. ........     25,000        868,000
Applied Materials, Inc.*.....     60,000        953,400

                                   continued

                                                       LEADER GROWTH EQUITY FUND
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                 AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SECURITY DESCRIPTION            SHARES         VALUE
-------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
SEMICONDUCTORS -- (CONTINUED)
Broadcom Corp., Class A*.....     10,000    $   271,400
Intel Corp. .................     40,000        851,600
KLA-Tencor Corp.*............     20,000        747,200
Maxim Integrated Products,
  Inc. ......................     10,000        434,300
Texas Instruments, Inc. .....     40,000        781,600
Xilinx, Inc. ................     30,000        822,900
                                            -----------
                                              5,919,600
                                            -----------
STEEL -- 1.8%
Nucor Corp. .................     10,000        782,900
                                            -----------
TELECOMMUNICATIONS -- 6.7%
AT&T Wireless Services,
  Inc.*......................     25,000        365,500
Nextel Communications, Inc.,
  Class A*...................     10,000        231,900
QUALCOMM, Inc. ..............     60,000      2,283,000
                                            -----------
                                              2,880,400
                                            -----------
TOTAL COMMON STOCKS --
  (Cost $38,772,182)....................     41,356,658
                                            -----------


SECURITY DESCRIPTION            SHARES         VALUE
-------------------------------------------------------
SHORT TERM INVESTMENTS -- 3.7%
MUTUAL FUND -- 3.7%
Pacific Capital U.S.
  Government Securities
  Cash Assets Trust,
  Original Class.............  1,571,574    $ 1,571,574
                                            -----------
TOTAL SHORT TERM INVESTMENTS --
  (Cost $1,571,574).....................      1,571,574
                                            -----------
TOTAL INVESTMENTS --
  (Cost $40,343,756)(a) -- 100.0%.......     42,928,232
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (0.0)%................................        (21,067)
                                            -----------
NET ASSETS -- 100.0%....................    $42,907,165
                                            ===========

---------------

(a) Represents cost for financial reporting and is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.....................................  $ 5,672,745
Unrealized depreciation.....................................   (3,088,269)
                                                              -----------
Net unrealized appreciation.................................  $ 2,584,476
                                                              ===========

*  Represents non-income producing securities.

              See accompanying notes to the financial statements.

LEADER GROWTH & INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SECURITY DESCRIPTION           SHARES        VALUE
------------------------------------------------------
COMMON STOCKS -- 98.8%
AEROSPACE -- 1.2%
United Technologies Corp. ...   20,000    $  1,878,200
                                          ------------
AUTOMOBILES & TRUCKS -- 1.8%
Ford Motor Co. ..............  100,000       1,411,000
General Motors Corp. ........   30,000       1,239,300
                                          ------------
                                             2,650,300
                                          ------------
BREWERY -- 2.6%
Anheuser-Busch Companies,
  Inc. ......................   75,000       3,960,000
                                          ------------
CHEMICALS -- 2.1%
Dow Chemical Co. ............   75,000       3,210,750
                                          ------------
COMPUTER SOFTWARE -- 2.6%
Microsoft Corp. .............  129,600       3,538,080
Oracle Corp.*................   40,000         398,800
                                          ------------
                                             3,936,880
                                          ------------
COMPUTERS & BUSINESS EQUIPMENT -- 6.5%
Cisco Systems, Inc.*.........  160,000       3,001,600
Dell, Inc.*..................   85,000       2,961,400
EMC Corp.*...................  165,000       1,777,050
International Business
  Machines Corp. ............   16,000       1,355,040
Sun Microsystems, Inc.*......  180,000         691,200
                                          ------------
                                             9,786,290
                                          ------------
COSMETICS & TOILETRIES -- 3.5%
Kimberly-Clark Corp. ........   25,000       1,667,500
Procter & Gamble Co. ........   64,000       3,582,080
                                          ------------
                                             5,249,580
                                          ------------
DIVERSIFIED OPERATIONS -- 3.8%
Danaher Corp. ...............   20,000       1,028,400
General Electric Co. ........  125,000       4,098,750
Textron, Inc. ...............   10,000         634,900
                                          ------------
                                             5,762,050
                                          ------------
DRUGS & HEALTHCARE -- 11.8%
Amgen, Inc.*.................   80,000       4,743,200
Bristol-Myers Squibb Co. ....   80,000       1,898,400
Eli Lilly & Co. .............   40,000       2,538,000
Gilead Sciences, Inc.*.......   35,000       2,419,550


SECURITY DESCRIPTION           SHARES        VALUE
------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
DRUGS & HEALTHCARE -- (CONTINUED)
Medco Health Solutions,
  Inc.*......................    4,848    $    151,403
Pfizer, Inc. ................  181,000       5,913,270
                                          ------------
                                            17,663,823
                                          ------------
ELECTRONIC COMPONENTS -- 0.5%
Jabil Circuit, Inc.*.........   40,000         825,200
                                          ------------
FINANCE & BANKING -- 16.1%
Bank of America Corp. .......  102,212       4,597,496
Citigroup, Inc. .............   48,333       2,251,351
J.P. Morgan Chase & Co. .....  104,824       4,148,934
KeyCorp......................  100,000       3,135,000
Mellon Financial Corp. ......   36,600       1,056,276
Merrill Lynch & Company,
  Inc. ......................   50,000       2,553,500
SouthTrust Corp. ............   77,000       3,183,950
Wachovia Corp. ..............   30,000       1,407,300
Wells Fargo & Co. ...........   30,200       1,774,250
                                          ------------
                                            24,108,057
                                          ------------
FOOD & BEVERAGES -- 4.8%
Coca-Cola Co. ...............   16,000         715,360
ConAgra Foods, Inc. .........  125,000       3,275,000
PepsiCo, Inc. ...............   65,600       3,280,000
                                          ------------
                                             7,270,360
                                          ------------
INSURANCE -- 0.8%
Hartford Financial Services
  Group, Inc. ...............   20,000       1,223,200
                                          ------------
MEDICAL INSTRUMENTS -- 5.8%
Johnson & Johnson............   60,000       3,486,000
Medtronic, Inc. .............   55,152       2,743,812
Zimmer Holdings, Inc.*.......   35,000       2,495,500
                                          ------------
                                             8,725,312
                                          ------------
MINING -- 2.2%
Alcoa, Inc. .................   70,000       2,266,600
Newmont Mining Corp. ........   25,000       1,109,750
                                          ------------
                                             3,376,350
                                          ------------
MULTIMEDIA -- 0.2%
Clear Channel Communications,
  Inc. ......................   10,000         335,100
                                          ------------

                                   continued

                                                     LEADER GROWTH & INCOME FUND
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                 AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SECURITY DESCRIPTION           SHARES        VALUE
------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
OIL & GAS -- 14.1%
BP PLC -- ADR................   54,200    $  2,910,540
ChevronTexaco Corp. .........   32,340       3,153,150
ConocoPhillips...............   37,344       2,779,514
Exxon Mobil Corp. ...........  139,736       6,441,829
Sunoco, Inc. ................   70,000       4,305,000
Valero Energy Corp. .........   23,161       1,529,321
                                          ------------
                                            21,119,354
                                          ------------
PAPER & RELATED PRODUCTS -- 2.7%
Boise Cascade Corp. .........   20,000         625,800
Georgia-Pacific Corp. .......   90,000       3,058,200
International Paper Co. .....   10,000         400,200
                                          ------------
                                             4,084,200
                                          ------------
PRINTING & PUBLISHING -- 1.5%
R.R. Donnelley & Sons Co. ...   75,000       2,304,750
                                          ------------
RAILROADS -- 0.6%
Burlington Northern Santa Fe
  Corp. .....................   23,800         852,040
                                          ------------
RESTAURANTS -- 0.5%
McDonald's Corp. ............   29,400         794,388
                                          ------------
RETAIL -- 4.5%
Best Buy Company, Inc. ......   25,000       1,163,000
Lowe's Companies, Inc. ......   60,000       2,982,000
Staples, Inc. ...............   10,000         286,800
Wal-Mart Stores, Inc. .......   45,000       2,370,150
                                          ------------
                                             6,801,950
                                          ------------
SEMICONDUCTORS -- 4.6%
Applied Materials, Inc.*.....  150,000       2,383,500
Intel Corp. .................  125,000       2,661,250
Texas Instruments, Inc. .....   95,000       1,856,300
                                          ------------
                                             6,901,050
                                          ------------


SECURITY DESCRIPTION           SHARES        VALUE
------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
TELECOMMUNICATIONS -- 2.9%
Corning, Inc.*...............   70,000    $    708,400
Nextel Communications, Inc.,
  Class A*...................   40,000         927,600
Nokia Oyj -- ADR.............   62,000         736,560
Verizon Communications,
  Inc. ......................   35,990       1,412,608
Vodafone Group PLC -- ADR....   25,000         572,500
                                          ------------
                                             4,357,668
                                          ------------
UTILITIES -- 1.1%
Southern Co. ................   55,000       1,669,250
                                          ------------
TOTAL COMMON STOCKS --
  (Cost $108,190,378).................     148,846,102
                                          ------------
PREFERRED STOCKS -- 0.5%
FINANCE & BANKING -- 0.5%
Harris Preferred Capital,
  Series A, 7.375%...........   30,000         760,800
                                          ------------
TOTAL PREFERRED STOCKS --
  (Cost $750,000).....................         760,800
                                          ------------
SHORT TERM INVESTMENTS -- 0.5%
MUTUAL FUND -- 0.5%
Pacific Capital U.S.
  Government Securities Cash
  Assets Trust, Original
  Class......................  806,916         806,916
                                          ------------
TOTAL SHORT TERM INVESTMENTS --
  (Cost $806,916).....................         806,916
                                          ------------
TOTAL INVESTMENTS --
  (Cost $109,747,294)(a) -- 99.8%.....     150,413,818
OTHER ASSETS IN EXCESS OF
  LIABILITIES --
  0.2%................................         232,079
                                          ------------
NET ASSETS -- 100.0%..................    $150,645,897
                                          ============

---------------

(a) Represents cost for financial reporting and is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.....................................  $ 50,753,621
Unrealized depreciation.....................................   (10,087,097)
                                                              ------------
Net unrealized appreciation.................................  $ 40,666,524
                                                              ============

*  Represents non-income producing securities.

ADR -- American Depository Receipt

              See accompanying notes to the financial statements.

LEADER BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SECURITY DESCRIPTION           SHARES         VALUE
------------------------------------------------------
COMMON STOCKS -- 59.3%
AEROSPACE -- 1.8%
United Technologies
  Corp. ...................      10,000    $   939,100
                                           -----------
AUTOMOBILES & TRUCKS -- 0.8%
General Motors Corp. ......      10,000        413,100
                                           -----------
BREWERY -- 1.5%
Anheuser-Busch Companies,
  Inc. ....................      15,000        792,000
                                           -----------
COMPUTER SOFTWARE -- 2.0%
Microsoft Corp. ...........      40,000      1,092,000
                                           -----------
COMPUTERS & BUSINESS EQUIPMENT -- 0.6%
International Business
  Machines Corp. ..........       4,000        338,760
                                           -----------
COSMETICS & TOILETRIES -- 1.9%
Colgate-Palmolive Co. .....       8,000        432,000
Procter & Gamble Co. ......      10,000        559,700
                                           -----------
                                               991,700
                                           -----------
DIVERSIFIED OPERATIONS -- 3.4%
3M Co. ....................      11,000        905,960
General Electric Co. ......      17,000        557,430
Ingersoll-Rand Co., Class
  A........................       2,400        156,024
Textron, Inc. .............       3,000        190,470
                                           -----------
                                             1,809,884
                                           -----------
DRUGS & HEALTHCARE -- 7.0%
Amgen, Inc.*...............       9,000        533,610
Bristol-Myers Squibb
  Co. .....................      35,000        830,550
Eli Lilly & Co. ...........      12,000        761,400
Gilead Sciences, Inc.*.....      10,000        691,300
Pfizer, Inc. ..............      28,000        914,760
                                           -----------
                                             3,731,620
                                           -----------
E-COMMERCE & SERVICES -- 0.8%
eBay, Inc.*................       5,000        432,700
                                           -----------
FINANCE & BANKING -- 11.4%
American Express Co. ......      11,000        550,220
Bank of America Corp. .....      25,106      1,129,268
Citigroup, Inc. ...........      12,000        558,960
J.P. Morgan Chase & Co. ...       4,000        158,320
KeyCorp....................      15,000        470,250
Lehman Brothers Holdings,
  Inc. ....................       6,000        443,340


SECURITY DESCRIPTION           SHARES         VALUE
------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
FINANCE & BANKING -- (CONTINUED)
Morgan Stanley.............       9,000    $   456,570
SouthTrust Corp. ..........      32,000      1,323,199
Wells Fargo & Co. .........      17,000        998,750
                                           -----------
                                             6,088,877
                                           -----------
FOOD & BEVERAGES -- 2.4%
ConAgra Foods, Inc. .......      25,000        655,000
PepsiCo, Inc. .............      13,000        650,000
                                           -----------
                                             1,305,000
                                           -----------
INSURANCE -- 2.4%
American International
  Group, Inc. .............      12,000        854,880
Marsh & McLennan Companies,
  Inc. ....................      10,000        446,900
                                           -----------
                                             1,301,780
                                           -----------
MACHINERY & EQUIPMENT -- 0.4%
Caterpillar, Inc. .........       3,000        218,100
                                           -----------
MEDICAL INSTRUMENTS -- 2.6%
Johnson & Johnson..........      15,000        871,500
Medtronic, Inc. ...........      10,000        497,500
                                           -----------
                                             1,369,000
                                           -----------
MINING -- 5.1%
Alcoa, Inc. ...............      26,000        841,880
Newmont Mining Corp. ......      15,000        665,850
Phelps Dodge Corp. ........      15,000      1,223,400
                                           -----------
                                             2,731,130
                                           -----------
OIL & GAS -- 10.1%
ChevronTexaco Corp. .......       5,000        487,500
ConocoPhillips.............      12,000        893,160
Devon Energy Corp. ........       9,000        583,290
Exxon Mobil Corp. .........      25,000      1,152,500
GlobalSantaFe Corp. .......      20,000        557,600
Schlumberger Ltd. .........       7,500        463,500
Sunoco, Inc. ..............      20,000      1,230,000
                                           -----------
                                             5,367,550
                                           -----------

                                   continued

                                                            LEADER BALANCED FUND
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                 AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               SHARES
                                 OR
                             PRINCIPAL
SECURITY DESCRIPTION           AMOUNT         VALUE
------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
RETAIL -- 2.5%
Lowe's Companies, Inc. ....      20,000    $   994,000
Walgreen Co. ..............      10,000        364,500
                                           -----------
                                             1,358,500
                                           -----------
SEMICONDUCTORS -- 1.3%
Intel Corp. ...............      32,000        681,280
                                           -----------
TELECOMMUNICATIONS -- 0.2%
Nokia Oyj -- ADR...........      10,000        118,800
                                           -----------
TOBACCO -- 1.1%
UST, Inc. .................      14,000        561,680
                                           -----------
TOTAL COMMON STOCKS --
  (Cost $29,159,445)...................     31,642,561
                                           -----------
CORPORATE BONDS -- 12.6%
AEROSPACE -- 1.0%
United Technologies Corp.,
  4.875%, 11/1/2006........  $  500,000        521,868
                                           -----------
COMPUTERS & BUSINESS EQUIPMENT -- 1.0%
Hewlett-Packard Co.,
  5.50%, 7/1/2007..........     500,000        531,118
                                           -----------
DRUGS & HEALTHCARE -- 2.0%
Abbott Laboratories,
  5.625%, 7/1/2006.........     500,000        525,958
Bristol-Myers Squibb Co.,
  4.75%, 10/1/2006.........     500,000        518,459
                                           -----------
                                             1,044,417
                                           -----------
FINANCE & BANKING -- 3.7%
General Electric Capital
  Corp., 2.85%,
  1/30/2006................     500,000        502,449
Goldman Sachs Group, Inc.,
  4.125%, 1/15/2008........     500,000        510,246
Morgan Stanley,
  6.10%, 4/15/2006.........     500,000        526,916
National Rural Utilities
  Cooperative Finance
  Corp., 3.00%,
  2/15/2006................     500,000        503,712
                                           -----------
                                             2,043,323
                                           -----------


                             PRINCIPAL
SECURITY DESCRIPTION           AMOUNT         VALUE
------------------------------------------------------
CORPORATE BONDS -- (CONTINUED)
INSURANCE -- 1.0%
Allstate Corp.,
  5.375%, 12/1/2006........  $  500,000    $   526,009
                                           -----------
MINING -- 1.0%
Alcoa, Inc.,
  4.25%, 8/15/2007.........     500,000        514,959
                                           -----------
OIL & GAS -- 0.9%
ConocoPhillips,
  4.75%, 10/15/2012........     500,000        505,346
                                           -----------
RETAIL -- 1.0%
Wal-Mart Stores, Inc.,
  4.375%, 7/12/2007........     500,000        517,671
                                           -----------
TELECOMMUNICATIONS -- 1.0%
Verizon Global Funding
  Corp., 4.00%,
  1/15/2008................     500,000        508,543
                                           -----------
TOTAL CORPORATE BONDS --
  (Cost $6,685,863)....................      6,713,254
                                           -----------
GOVERNMENT AND AGENCY BONDS -- 10.0%
FANNIE MAE -- 7.9%
2.343%, 7/22/2005(b).......   1,000,000        981,190
3.125%, 7/15/2006..........   1,000,000      1,010,067
6.625%, 10/15/2007.........   1,000,000      1,105,077
6.00%, 5/15/2008...........   1,000,000      1,093,479
                                           -----------
                                             4,189,813
                                           -----------
FEDERAL HOME LOAN BANK -- 2.1%
6.21%, 6/2/2009............   1,000,000      1,112,049
                                           -----------
TOTAL GOVERNMENT AND AGENCY BONDS --
  (Cost $5,045,530)....................      5,301,862
                                           -----------
U.S. TREASURY NOTES -- 8.5%
1.50%, 7/31/2005...........   1,500,000      1,494,083
2.75%, 6/30/2006...........   1,000,000      1,007,461
3.125%, 5/15/2007..........   2,000,000      2,024,218
                                           -----------
TOTAL U.S. TREASURY NOTES --
  (Cost $4,498,667)....................      4,525,762
                                           -----------

                                   continued

LEADER BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


SECURITY DESCRIPTION           SHARES         VALUE
------------------------------------------------------
SHORT TERM INVESTMENTS -- 9.2%
MUTUAL FUNDS -- 9.2%
Fifth Third Government
  Money Market,
  Institutional Class......   2,233,231    $ 2,233,231
Pacific Capital U.S.
  Government Securities
  Cash Assets Trust,
  Original Class...........   2,655,694      2,655,694
                                           -----------
TOTAL SHORT TERM INVESTMENTS --
  (Cost $4,888,925)....................      4,888,925
                                           -----------
TOTAL INVESTMENTS --
  (Cost $50,278,430)(a) -- 99.6%.......     53,072,364
OTHER ASSETS IN EXCESS OF
  LIABILITIES --
  0.4%.................................        205,806
                                           -----------
NET ASSETS -- 100.0%...................    $53,278,170
                                           ===========

---------------

(a) Represents cost for financial reporting and is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.....................................  $ 4,259,303
Unrealized depreciation.....................................   (1,465,369)
                                                              -----------
Net unrealized appreciation.................................  $ 2,793,934
                                                              ===========

(b) Discount Note. The rate disclosed represents effective yield at purchase.

 *  Represents non-income producing securities.

ADR -- American Depository Receipt

              See accompanying notes to the financial statements.

                                                     LEADER TAX-EXEMPT BOND FUND
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                 AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                               PRINCIPAL
SECURITY DESCRIPTION            AMOUNT         VALUE
-------------------------------------------------------
MUNICIPAL BONDS -- 98.1%
ALASKA -- 4.4%
Anchorage, Alaska,
  Correctional Facilities
  Lease Revenue,
  5.75%, 2/1/2008, FSA.......  $350,000     $   388,661
Anchorage, Alaska, General
  Obligation, Series A,
  5.625%, 9/1/2016, MBIA.....   350,000         392,280
                                            -----------
                                                780,941
                                            -----------
ARKANSAS -- 5.1%
Arkansas State Development
  Finance Authority, Public
  Health Laboratory Project
  Revenue,
  4.00%, 12/1/2011, AMBAC....   250,000         261,530
Beaver Water District,
  Arkansas, Benton &
  Washington Counties Water
  Revenue,
  4.00%, 11/15/2009, AMBAC...   250,000         263,730
Rogers, Arkansas, Sales & Use
  Tax Revenue, Series A,
  4.25%, 9/1/2008, FGIC......   350,000         375,074
                                            -----------
                                                900,334
                                            -----------
COLORADO -- 2.3%
Denver, Colorado, City &
  County Airport Revenue,
  Series E,
  6.00%, 11/15/2011, MBIA....   350,000         405,048
                                            -----------
FLORIDA -- 4.9%
Orange County, Florida, Water
  Utilities Systems Revenue,
  4.75%, 10/1/2014...........   500,000         529,810
Palm Beach County, Florida,
  Solid Waste Authority
  Revenue, Series A,
  6.00%, 10/1/2009, AMBAC....   300,000         344,610
                                            -----------
                                                874,420
                                            -----------


                               PRINCIPAL
SECURITY DESCRIPTION            AMOUNT         VALUE
-------------------------------------------------------
MUNICIPAL BONDS -- (CONTINUED)
ILLINOIS -- 8.0%
Cook County, Illinois,
  Community College District
  No. 508 Revenue, Series C,
  7.70%, 12/1/2007, MBIA.....  $750,000     $   877,935
Illinois Health Facilities
  Authority, Advocate Network
  Health Care Revenue,
  6.125%, 11/15/2022.........   500,000         539,500
                                            -----------
                                              1,417,435
                                            -----------
INDIANA -- 3.8%
Hamilton Southeastern,
  Indiana, Consolidated
  School Building Corp.
  Revenue,
  4.871%, 7/1/2015(b),
  AMBAC......................   500,000         312,810
Indiana State Fair
  Commission, Fairgrounds
  Revenue,
  4.10%, 1/1/2013, AMBAC.....   350,000         362,044
                                            -----------
                                                674,854
                                            -----------
IOWA -- 2.1%
State University, Iowa,
  University Academic
  Building Revenue, Series S,
  4.00%, 7/1/2007............   350,000         367,469
                                            -----------
KANSAS -- 1.9%
Kansas State Development
  Finance Authority,
  Department of Commerce &
  Housing Revenue,
  5.00%, 6/1/2011, MBIA......   300,000         331,944
                                            -----------

                                   continued

LEADER TAX-EXEMPT BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                               PRINCIPAL
SECURITY DESCRIPTION            AMOUNT         VALUE
-------------------------------------------------------
MUNICIPAL BONDS -- (CONTINUED)
KENTUCKY -- 5.0%
Kentucky State Property &
  Building Commission,
  Project No. 68 Revenue,
  5.75%, 10/1/2012...........  $500,000     $   580,380
Kentucky, Interlocal School
  Transportation Association,
  Equipment Lease Revenue,
  Series 2003,
  3.125%, 3/1/2009...........   300,000         303,525
                                            -----------
                                                883,905
                                            -----------
LOUISIANA -- 6.1%
Louisiana Public Facilities
  Authority, Pendleton
  Memorial Methodist Hospital
  Revenue, 5.25%, 6/1/2017...   250,000         277,268
Louisiana State, General
  Obligation, Series B,
  5.50%, 4/15/2006, FSA......   750,000         794,497
                                            -----------
                                              1,071,765
                                            -----------
MARYLAND -- 3.3%
Maryland State, State & Local
  Facilities, General
  Obligation, Series II,
  5.50%, 7/15/2013...........   500,000         580,395
                                            -----------
MICHIGAN -- 1.6%
Michigan Public Power Agency,
  Combustion Turbine Project
  No. 1 Revenue, Series A,
  5.25%, 1/1/2012, AMBAC.....   250,000         281,525
                                            -----------
MISSISSIPPI -- 1.7%
Mississippi, Development Bank
  Special Obligation,
  Meridian Water & Sewer
  System Revenue, Series A,
  3.00%, 7/1/2006, AMBAC.....   300,000         306,768
                                            -----------


                               PRINCIPAL
SECURITY DESCRIPTION            AMOUNT         VALUE
-------------------------------------------------------
MUNICIPAL BONDS -- (CONTINUED)
MISSOURI -- 1.9%
Missouri State Environmental
  Improvement & Energy
  Resources Authority, Water
  Pollution Revolving Funds
  Program Revenue, Series B,
  5.25%, 1/1/2011............  $300,000     $   336,966
                                            -----------
NEBRASKA -- 4.9%
Omaha Public Power District,
  Nebraska Electric Revenue,
  Series B, 6.15%,
  2/1/2012...................   750,000         870,038
                                            -----------
NEVADA -- 5.2%
Clark County, Nevada Highway
  Improvement, Motor Vehicle
  Fuel Tax Revenue,
  5.125%, 7/1/2017, AMBAC....   480,000         521,064
Washoe County, Nevada,
  General Obligation, Series
  A, 5.50%, 11/1/2011,
  FGIC.......................   340,000         389,252
                                            -----------
                                                910,316
                                            -----------
NEW JERSEY -- 1.9%
North Jersey District Water
  Supply, Wanaque South
  Project Revenue, Series A,
  5.00%, 7/1/2012, MBIA......   300,000         334,761
                                            -----------
NEW MEXICO -- 1.3%
University of New Mexico,
  University Revenue, Series
  A, 5.00%, 6/1/2010.........   200,000         221,038
                                            -----------
NORTH CAROLINA -- 1.6%
North Carolina,
  Infrastructure Financial
  Corp., Correctional
  Facilities Lease Revenue,
  5.00%, 10/1/2011...........   250,000         276,978
                                            -----------
OHIO -- 3.1%
Franklin County, Ohio,
  General Obligation,
  5.00%, 6/1/2010............   500,000         555,105
                                            -----------

                                   continued

                                                     LEADER TAX-EXEMPT BOND FUND
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                 AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                               PRINCIPAL
SECURITY DESCRIPTION            AMOUNT         VALUE
-------------------------------------------------------
MUNICIPAL BONDS -- (CONTINUED)
OREGON -- 3.1%
Salem-Keizer, Oregon, School
  District No. 24J, General
  Obligation,
  5.10%, 6/1/2012, FSA.......  $500,000     $   540,035
                                            -----------
SOUTH DAKOTA -- 5.1%
Heartland Consumers Power
  District, South Dakota
  Electric Revenue,
  6.375%, 1/1/2016...........   555,000         650,942
South Dakota Housing
  Development Authority,
  Homeownership Mortgage
  Revenue, Series G,
  3.45%, 5/1/2010............   250,000         250,248
                                            -----------
                                                901,190
                                            -----------
TENNESSEE -- 2.7%
Jackson, Tennessee, Hospital
  Revenue, 5.50%, 4/1/2010,
  AMBAC......................   150,000         155,991
Kingsport, Tennessee, General
  Obligation, 4.00%,
  3/1/2011, AMBAC............   300,000         315,396
                                            -----------
                                                471,387
                                            -----------
TEXAS -- 6.1%
Austin, Texas, Public
  Improvement, General
  Obligation,
  4.75%, 9/1/2014............   500,000         520,460
San Antonio, Texas, General
  Obligation, Series A,
  5.25%, 2/1/2010............   500,000         555,695
                                            -----------
                                              1,076,155
                                            -----------

                                SHARES
                                  OR
                               PRINCIPAL
    SECURITY DESCRIPTION        AMOUNT         VALUE
-------------------------------------------------------
MUNICIPAL BONDS -- (CONTINUED)
WASHINGTON -- 11.0%
Seattle, Washington,
  Municipal Light & Power
  Revenue,
  5.00%, 3/1/2020, FSA.......  $250,000     $   261,675
Washington State Public Power
  Supply System, Nuclear
  Project No. 1 Revenue,
  Series B, 7.25%,
  7/1/2009...................    25,000          28,457
Washington State Public Power
  Supply System, Nuclear
  Project No. 2 Revenue,
  Series A, 6.00%,
  7/1/2007...................   750,000         827,258
Washington State, General
  Obligation, Series B,
  5.50%, 5/1/2009............   750,000         837,989
                                            -----------
                                              1,955,379
                                            -----------
TOTAL MUNICIPAL BONDS --
  (Cost $16,394,445)....................     17,326,151
                                            -----------
SHORT TERM INVESTMENTS -- 1.1%
MUTUAL FUND -- 1.1%
Pacific Capital Tax-Free Cash
  Assets Fund, Original
  Class......................   194,504         194,504
                                            -----------
TOTAL SHORT TERM INVESTMENTS --
  (Cost $194,504).......................        194,504
                                            -----------
TOTAL INVESTMENTS --
  (Cost $16,588,949)(a) -- 99.2%........     17,520,655
                                            -----------
OTHER ASSETS IN EXCESS OF LIABILITIES --
  0.8%..................................        148,997
                                            -----------
NET ASSETS -- 100.0%....................    $17,669,652
                                            ===========

---------------

(a) Represents cost for financial reporting and is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.....................................  $939,999
Unrealized depreciation.....................................    (8,293)
                                                              --------
Net unrealized appreciation.................................  $931,706
                                                              ========

                                   continued

LEADER TAX-EXEMPT BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(b) Discount Note. The rate disclosed represents effective yield at purchase.

    AMBAC  --   Insured by American Municipal Bond Assurance Corp.
    FGIC   --   Insured by Financial Guaranty Insurance Co.
    FSA    --   Insured by Financial Security Assurance
    MBIA   --   Insured by Municipal Bond Insurance Association

The Tax-Exempt Bond Fund invests primarily in municipal debt instruments. The issuer's abilities to meet their obligations may be affected by economic developments in a specific industry or region. The Tax-Exempt Bond Fund had the following concentrations at August 31, 2004 (as a percentage of total investments):

TAX-EXEMPT BOND FUND:
  Airports & Flying Services................................   2.31%
  Air, Water, & Solid Waste.................................   1.97%
  Colleges & Universities...................................   3.36%
  Correctional Facilities...................................   3.80%
  Electric Distributing Equipment...........................   4.97%
  Electric Services.........................................   8.60%
  Elementary & Secondary Education..........................   3.08%
  Environmental Quality.....................................   1.92%
  Equipment Rental & Leasing................................   1.73%
  Facilities Support Services...............................   3.31%
  General Obligation........................................  38.15%
  Health Services...........................................   3.08%
  Hospitals.................................................   2.47%
  Housing & Urban Development...............................   6.88%
  Management Investment, Open-Ended.........................   1.11%
  Other Revenue.............................................   3.89%
  Regulation, Administration of Utilities...................   3.10%
  Schools & Educational Services............................   1.79%
  State Infrastructure......................................   2.97%
  Water Supply..............................................   1.51%

              See accompanying notes to the financial statements.

                                                   LEADER INTERMEDIATE BOND FUND
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                 AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                            PRINCIPAL
SECURITY DESCRIPTION          AMOUNT         VALUE
------------------------------------------------------
CORPORATE BONDS -- 52.0%
AEROSPACE -- 6.4%
Honeywell International,
  Inc., 7.50%, 3/1/2010...  $4,000,000    $  4,660,988
United Technologies Corp.,
  4.875%, 11/1/2006.......   2,000,000       2,087,472
                                          ------------
                                             6,748,460
                                          ------------
AUTOMOBILES & TRUCKS -- 3.0%
General Motors Corp.,
  7.125%, 7/15/2013.......   3,000,000       3,130,689
                                          ------------
CHEMICALS -- 2.0%
Chevron Phillips Chemical
  Co., 5.375%,
  6/15/2007...............   2,000,000       2,103,464
                                          ------------
DRUGS & HEALTHCARE -- 5.9%
Abbott Laboratories,
  5.625%, 7/1/2006........   2,000,000       2,103,836
Bristol-Myers Squibb Co.,
  4.75%, 10/1/2006........   2,000,000       2,073,836
HCA, Inc., 5.25%,
  11/6/2008...............   2,000,000       2,039,606
                                          ------------
                                             6,217,278
                                          ------------
FINANCE & BANKING -- 26.6%
American General Finance
  Corp.,
  4.625%, 5/15/2009.......   3,000,000       3,080,190
Bank of America Corp.,
  7.80%, 2/15/2010........   3,000,000       3,526,839
Bank of America Corp.,
  6.60%, 5/15/2010........   1,000,000       1,115,711
Ford Motor Credit Co.,
  7.00%, 10/1/2013........   5,000,000       5,248,775
J.P. Morgan Chase & Co.,
  7.00%, 11/15/2009.......   2,000,000       2,273,622
Lehman Brothers Holdings,
  Inc., 8.25%,
  6/15/2007...............   4,000,000       4,535,848
Morgan Stanley, 6.875%,
  3/1/2007................   4,000,000       4,364,096
National Rural Utilities
  Cooperative Finance
  Corp.,
  7.30%, 9/15/2006........   1,000,000       1,085,741


                            PRINCIPAL
SECURITY DESCRIPTION          AMOUNT         VALUE
------------------------------------------------------
CORPORATE BONDS -- (CONTINUED)
FINANCE & BANKING -- (CONTINUED)
Northern Trust Co.,
  7.10%, 8/1/2009.........  $1,500,000    $  1,709,346
Wachovia Corp.,
  6.375%, 2/1/2009........   1,000,000       1,095,975
                                          ------------
                                            28,036,143
                                          ------------
INSURANCE -- 6.0%
Allstate Corp.,
  5.375%, 12/1/2006.......   6,000,000       6,312,102
                                          ------------
UTILITIES -- 2.1%
BellSouth Capital Funding
  Corp.,
  7.75%, 2/15/2010........   1,000,000       1,166,372
GTE North, Inc.,
  5.65%, 11/15/2008.......   1,000,000       1,063,663
                                          ------------
                                             2,230,035
                                          ------------
TOTAL CORPORATE BONDS --
  (Cost $53,523,388)..................      54,778,171
                                          ------------
GOVERNMENT AND AGENCY BONDS -- 32.2%
FANNIE MAE -- 8.6%
2.28%, 7/22/2005(b).......   2,000,000       1,962,380
3.125%, 7/15/2006.........   3,000,000       3,030,201
2.375%, 2/15/2007.........   3,000,000       2,968,923
6.26%, 11/26/2012.........   1,000,000       1,126,279
                                          ------------
                                             9,087,783
                                          ------------
FEDERAL FARM CREDIT BANK -- 0.9%
4.15%, 4/7/2011...........   1,000,000         989,593
                                          ------------
FEDERAL HOME LOAN BANK -- 16.3%
4.50%, 2/15/2006..........   1,000,000       1,030,352
5.25%, 8/15/2006..........   1,000,000       1,049,322
4.875%, 11/15/2006........   3,500,000       3,627,750
4.875%, 5/15/2007.........   3,000,000       3,147,795
7.325%, 5/30/2007.........   1,000,000       1,113,671
6.795%, 6/30/2009.........   1,000,000       1,139,229
7.375%, 2/12/2010.........   1,000,000       1,169,476
4.75%, 8/13/2010..........   3,000,000       3,113,805

                                   continued

LEADER INTERMEDIATE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                            PRINCIPAL
SECURITY DESCRIPTION          AMOUNT         VALUE
------------------------------------------------------
GOVERNMENT AND AGENCY BONDS -- (CONTINUED)
FEDERAL HOME LOAN BANK -- (CONTINUED)
4.80%, 5/5/2011...........  $1,000,000    $  1,003,017
4.00%, 3/30/2012..........     800,000         782,464
                                          ------------
                                            17,176,881
                                          ------------
FREDDIE MAC -- 6.4%
7.10%, 4/10/2007..........   2,000,000       2,211,234
7.14%, 12/15/2007.........   1,000,000       1,123,684
7.00%, 3/15/2010..........   1,000,000       1,154,469
6.135%, 2/15/2011.........   1,000,000       1,118,530
7.49%, 4/16/2012..........   1,000,000       1,117,720
                                          ------------
                                             6,725,637
                                          ------------
TOTAL GOVERNMENT AND AGENCY BONDS --
  (Cost $32,187,991)..................      33,979,894
                                          ------------
U.S. TREASURY NOTES -- 14.3%
1.50%, 7/31/2005..........   5,000,000       4,980,275
2.75%, 6/30/2006..........   5,000,000       5,037,305
3.125%, 5/15/2007.........   5,000,000       5,060,545
                                          ------------
TOTAL U.S. TREASURY NOTES --
  (Cost $15,003,563)..................      15,078,125
                                          ------------


SECURITY DESCRIPTION          SHARES         VALUE
------------------------------------------------------
SHORT TERM INVESTMENTS -- 0.6%
MUTUAL FUND -- 0.6%
Pacific Capital U.S.
  Government Securities
  Cash Assets Trust,
  Original Class..........     672,063    $    672,063
                                          ------------
TOTAL SHORT TERM INVESTMENTS --
  (Cost $672,063).....................         672,063
                                          ------------
TOTAL INVESTMENTS --
  (Cost $101,387,005)(a) -- 99.1%.....     104,508,253
OTHER ASSETS IN EXCESS OF
  LIABILITIES --
  0.9%................................         961,301
                                          ------------
NET ASSETS -- 100.0%..................    $105,469,554
                                          ============

---------------

(a) Represents cost for financial reporting and is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.....................................  $3,209,862
Unrealized depreciation.....................................     (88,614)
                                                              ----------
Net unrealized appreciation.................................  $3,121,248
                                                              ==========

(b) Discount Note. The rate disclosed represents effective yield at purchase.

              See accompanying notes to the financial statements.

                                                     LEADER SHORT TERM BOND FUND
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                 AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                             PRINCIPAL
SECURITY DESCRIPTION           AMOUNT         VALUE
------------------------------------------------------
RESIDENTIAL MORTGAGE BACKED SECURITIES -- 18.1%
FINANCE & BANKING -- 18.1%
Atherton Franchisee Loan
  Funding, Series 1998-A,
  Class A2,
  6.72%, 5/15/2020(b)......  $2,812,357    $ 2,880,374
Atherton Franchisee Loan
  Funding, Series 1999-A,
  Class A2,
  7.23%, 4/15/2012(b)......   2,044,301      2,087,450
Diversified Asset
  Securitization Holdings
  II, L.P., Series 1A,
  Class A1,
  7.873%, 9/15/2035........   1,913,517      1,993,646
Empire Funding Home Loan
  Owner Trust,
  Series 1999-1, Class M2,
  9.00%, 5/25/2030.........     290,462        299,709
First Consumers Master
  Trust, Series 2001-A,
  Class A,
  1.91%, 9/15/2008*........   1,187,398      1,151,941
NovaStar Net Interest
  Margin Trust, Series
  2004-N2, Class Note,
  4.46%, 6/26/2034(b)......     860,659        860,659
Oakwood Mortgage Investors,
  Inc., Series 2001-B,
  Class A2,
  1.975%, 3/15/2018(b)*....     973,371        885,767
Peachtree Franchise Loan
  LLC, Series 1999-A,
  Class A1,
  6.68%, 1/15/2021(b)......   2,231,943      2,275,645
Sharps SP I LLC Net
  Interest Margin Trust,
  Series 2004-4N, Class
  Note, 6.65%,
  6/25/2034(b).............     453,268        453,268
                                           -----------
TOTAL RESIDENTIAL MORTGAGE BACKED
  SECURITIES -- (Cost $12,870,409).....     12,888,459
                                           -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 29.4%
FANNIE MAE -- 2.1%
Series 2003-129, Class MB,
  4.00%, 12/25/2016........   1,500,000      1,504,162
                                           -----------


                             PRINCIPAL
SECURITY DESCRIPTION           AMOUNT         VALUE
------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
FINANCE & BANKING -- 27.3%
Bank of America Corp.,
  Series 2001-3, Class A1,
  4.89%, 4/11/2037.........  $1,291,525    $ 1,333,654
Bank of America Mortgage
  Securities, Series
  2004-B, Class 2A2,
  4.156%, 3/25/2034*.......   2,456,012      2,459,675
Bear Stearns Commercial
  Mortgage Securities,
  Series 2001-TOP2, Class
  A1,
  6.08%, 2/15/2035.........   2,579,912      2,750,520
Chase Commercial Mortgage
  Securities Corp.,
  Series 1997-1, Class E,
  7.37%, 6/19/2029.........     500,000        548,409
Commercial Mortgage Pass-
  Through Certificates,
  Series 2001-J1A, Class
  A1,
  6.14%, 2/14/2034(b)......     794,082        841,840
Countrywide Alternative
  Loan Trust, Series
  2004-15, Class 1A2,
  5.048%, 9/25/2034........     987,240      1,009,848
Countrywide Alternative
  Loan Trust, Series
  2004-15, Class 2A2,
  5.317%, 9/25/2034........     995,073      1,015,771
GSR Mortgage Loan Trust,
  Series 2004-10F, Class
  1A1,
  4.50%, 8/25/2019.........   1,000,000      1,010,234
Harborview Mortgage Loan
  Trust, Series 2004-4,
  Class 3A,
  2.975%, 6/19/2034*.......   1,916,673      1,902,792
Harborview Mortgage Loan
  Trust, Series 2004-6,
  Class 5A,
  4.786%, 8/19/2034........   2,511,000      2,559,782

                                   continued

LEADER SHORT TERM BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                             PRINCIPAL
SECURITY DESCRIPTION           AMOUNT         VALUE
------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
FINANCE & BANKING -- (CONTINUED)
Morgan Stanley Dean Witter
  Capital I, Series
  2001-280, Class A1,
  6.15%, 2/3/2011(b).......  $  736,368    $   784,998
Mortgage Capital Funding,
  Inc., Series 1998-MC2,
  Class A2,
  6.423%, 6/18/2030........   2,000,000      2,170,144
Washington Mutual, Series
  2003-AR10, Class A4,
  4.075%, 10/25/2033.......   1,000,000        997,018
                                           -----------
                                            19,384,685
                                           -----------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS -- (Cost $20,787,963)....     20,888,847
                                           -----------
CORPORATE BONDS -- 45.8%
AGRICULTURAL OPERATIONS -- 1.5%
Cargill, Inc.,
  6.15%, 2/25/2008.........   1,000,000      1,092,120
                                           -----------
AIRLINES -- 0.4%
Southwest Airlines Co.,
  5.10%, 5/1/2006..........     304,444        312,261
                                           -----------
AUTOMOBILES & TRUCKS -- 4.9%
DaimlerChrysler NA,
  6.40%, 5/15/2006.........   1,000,000      1,056,512
DaimlerChrysler NA,
  7.375%, 9/15/2006........   1,000,000      1,078,976
General American
  Transportation,
  6.75%, 3/1/2006..........   1,000,000      1,046,606
General Motors Corp.,
  6.25%, 5/1/2005..........     300,000        307,000
                                           -----------
                                             3,489,094
                                           -----------
CRUISE LINES -- 0.7%
Carnival Corp.,
  3.75%, 11/15/2007........     500,000        503,485
                                           -----------
DIVERSIFIED OPERATIONS -- 2.1%
Cendant Corp.,
  6.875%, 8/15/2006........   1,400,000      1,500,624
                                           -----------


                             PRINCIPAL
SECURITY DESCRIPTION           AMOUNT         VALUE
------------------------------------------------------
CORPORATE BONDS -- (CONTINUED)
DRUGS & HEALTHCARE -- 0.7%
WellPoint Health Networks,
  Inc.,
  6.375%, 6/15/2006........  $  500,000    $   529,130
                                           -----------
FINANCE & BANKING -- 14.9%
Block Financial Corp.,
  6.75%, 11/1/2004.........     650,000        655,155
Countrywide Home Loans,
  Inc., 4.25%,
  12/19/2007...............   3,000,000      3,064,079
Ford Motor Credit Co.,
  6.50%, 1/25/2007.........   1,000,000      1,062,953
Ford Motor Credit Co.,
  7.20%, 6/15/2007.........   1,000,000      1,084,988
General Motors Acceptance
  Corp., 6.125%,
  9/15/2006................   1,000,000      1,049,496
General Motors Acceptance
  Corp., 6.125%,
  2/1/2007.................   1,000,000      1,054,400
International Lease Finance
  Corp., 5.70%, 7/3/2006...     700,000        737,137
J.P. Morgan Chase & Co.,
  6.70%, 11/1/2007.........   1,000,000      1,101,941
Merrill Lynch & Company,
  Inc., 6.00%, 7/15/2005...     700,000        720,959
                                           -----------
                                            10,531,108
                                           -----------
FOOD & BEVERAGES -- 1.1%
Coca-Cola Enterprises,
  Inc., 5.375%,
  8/15/2006................     750,000        786,110
                                           -----------
INSURANCE -- 5.4%
Allstate Corp.,
  5.375%, 12/1/2006........     500,000        526,009
Mony Group, Inc.,
  7.45%, 12/15/2005........   1,000,000      1,052,371
Phoenix Home Life Mutual,
  6.95%, 12/1/2006(b)......     250,000        265,936
Prudential Insurance Co.,
  6.375%, 7/23/2006(b).....     800,000        853,660
Unitrin, Inc.,
  5.75%, 7/1/2007..........   1,000,000      1,063,438
                                           -----------
                                             3,761,414
                                           -----------

                                   continued

                                                     LEADER SHORT TERM BOND FUND
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                 AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                             PRINCIPAL
SECURITY DESCRIPTION           AMOUNT         VALUE
------------------------------------------------------
CORPORATE BONDS -- (CONTINUED)
MULTIMEDIA -- 4.7%
Continental Cablevision,
  8.875%, 9/15/2005........  $1,500,000    $ 1,593,802
Cox Enterprises, Inc.,
  4.375%, 5/1/2008(b)......   1,000,000        977,978
Walt Disney Co.,
  5.50%, 12/29/2006........     700,000        735,382
                                           -----------
                                             3,307,162
                                           -----------
OIL & GAS -- 4.6%
BP Capital Markets PLC,
  4.00%, 4/29/2005.........     750,000        758,795
Duke Capital Corp.,
  7.25%, 10/1/2004.........     500,000        501,942
Halliburton Co.,
  6.00%, 8/1/2006..........   1,000,000      1,047,650
Ultramar Diamond Shamrock
  Corp., 8.00%,
  3/15/2005................     950,000        977,892
                                           -----------
                                             3,286,279
                                           -----------
TELECOMMUNICATIONS -- 1.5%
Sprint Capital Corp.,
  7.125%, 1/30/2006........   1,024,000      1,085,363
                                           -----------
UTILITIES -- 3.3%
Georgia Power Co.,
  6.20%, 2/1/2006..........     500,000        525,873
KeySpan Corp.,
  6.15%, 6/1/2006..........     700,000        739,309
Progress Energy, Inc.,
  6.75%, 3/1/2006..........   1,000,000      1,055,833
                                           -----------
                                             2,321,015
                                           -----------
TOTAL CORPORATE BONDS --
  (Cost $31,986,470)...................     32,505,165
                                           -----------

                               SHARES
                                 OR
                             PRINCIPAL       MARKET
   SECURITY DESCRIPTION        AMOUNT         VALUE
------------------------------------------------------
GOVERNMENT AND AGENCY BONDS -- 2.8%
FEDERAL HOME LOAN BANK -- 1.4%
3.625%, 4/28/2008..........  $1,000,000    $ 1,000,187
                                           -----------
FREDDIE MAC -- 1.4%
3.65%, 1/23/2008...........   1,000,000      1,011,914
                                           -----------
TOTAL GOVERNMENT AND AGENCY BONDS --
  (Cost $1,983,476)....................      2,012,101
                                           -----------
SHORT TERM INVESTMENTS -- 3.4%
MUTUAL FUND -- 3.4%
Pacific Capital U.S.
  Government Securities
  Cash Assets Trust,
  Original Class...........   2,410,519      2,410,519
                                           -----------
TOTAL SHORT TERM INVESTMENTS --
  (Cost $2,410,519)....................      2,410,519
                                           -----------
TOTAL INVESTMENTS --
  (Cost $70,038,837)(a) -- 99.5%.......     70,705,091
OTHER ASSETS IN EXCESS OF
  LIABILITIES --
  0.5%.................................        373,024
                                           -----------
NET ASSETS -- 100.0%...................    $71,078,115
                                           ===========

---------------

(a) Represents cost for financial reporting and is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.....................................  $ 816,974
Unrealized depreciation.....................................   (150,720)
                                                              ---------
Net unrealized appreciation.................................  $ 666,254
                                                              =========

(b) Represents restricted securities purchased in reliance on an exemption from registration under the Securities Act of 1933, as amended (the "Act"). These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers per Rule 144A under the Act. The Advisor using procedures approved by the Board of Trustees has deemed these securities to be liquid.

* Variable Rate Instruments. The rate presented is the rate in effect at August 31, 2004. The maturity date reflected is the final maturity date.
              See accompanying notes to the financial statements.

LEADER TAX-EXEMPT MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                             PRINCIPAL
SECURITY DESCRIPTION           AMOUNT         VALUE
------------------------------------------------------
COMMERCIAL PAPER -- 45.7%
FLORIDA -- 3.4%
Florida Municipal Power,
  1.20%, 10/19/2004........  $  700,000    $   700,000
                                           -----------
GEORGIA -- 3.9%
MEAG, 1.22%, 9/21/2004.....     800,000        800,000
                                           -----------
ILLINOIS -- 5.0%
Illinois-Alexian,
  1.15%, 10/18/2004........   1,000,000      1,000,000
                                           -----------
KENTUCKY -- 2.9%
Danville, Kentucky,
  1.17%, 9/13/2004.........     600,000        600,000
                                           -----------
LOUISIANA -- 3.9%
Louisiana Public Facilities
  Authority,
  1.07%, 9/1/2004..........     800,000        800,000
                                           -----------
MISSISSIPPI -- 4.4%
Claiborne County,
  Mississippi,
  1.27%, 9/9/2004..........     900,000        900,000
                                           -----------
NEVADA -- 3.9%
Las Vegas, Nevada,
  1.12%, 10/5/2004.........     800,000        800,000
                                           -----------
NORTH CAROLINA -- 5.0%
Winston-Salem,
  North Carolina,
  1.12%, 10/6/2004.........   1,000,000      1,000,000
                                           -----------
TEXAS -- 5.0%
Texas Public Finance,
  1.26%, 10/19/2004........   1,000,000      1,000,000
                                           -----------
VIRGINIA -- 3.9%
Louisa, Virginia,
  1.22%, 9/16/2004.........     800,000        800,000
                                           -----------
WYOMING -- 4.4%
Sweetwater County, Wyoming,
  1.16%, 9/21/2004.........     900,000        900,000
                                           -----------
TOTAL COMMERCIAL PAPER --
  (Cost $9,300,000)....................      9,300,000
                                           -----------


                             PRINCIPAL
SECURITY DESCRIPTION           AMOUNT         VALUE
------------------------------------------------------
MUNICIPAL BONDS -- 54.6%
ALABAMA -- 3.4%
Daphne-Villa Mercy,
  Alabama, Special Care
  Facilities Financing
  Authority, Mercy Medical
  Project Revenue,
  1.30%, 12/1/2030*, LOC
  SouthTrust Bank N.A......  $  700,000    $   700,000
                                           -----------
ALASKA -- 4.9%
Alaska State Housing
  Finance Corp., General
  Housing Revenue,
  Series B,
  1.17%, 12/1/2023*, SPA
  Dexia Credit Local,
  FSA......................   1,000,000      1,000,000
                                           -----------
ARIZONA -- 4.4%
Mesa, Arizona Industrial
  Development Authority,
  Discovery Health Systems
  Revenue, Series B,
  1.30%, 1/1/2029*, SPA
  J.P. Morgan Chase Bank,
  MBIA.....................     900,000        900,000
                                           -----------
ARKANSAS -- 4.9%
Arkansas State Development
  Finance Authority, Waste
  Management of Arkansas
  Project Revenue,
  1.34%, 6/1/2028*, LOC
  Fleet National Bank......   1,000,000      1,000,000
                                           -----------
CALIFORNIA -- 0.9%
Santa Clara County-El
  Camino, California,
  Hospital Facilities
  Authority Revenue,
  Series A,
  1.35%, 8/1/2015*, LOC
  State Street Bank & Trust
  Co.......................     190,000        190,000
                                           -----------

                                   continued

                                             LEADER TAX-EXEMPT MONEY MARKET FUND
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                 AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                             PRINCIPAL
SECURITY DESCRIPTION           AMOUNT         VALUE
------------------------------------------------------
MUNICIPAL BONDS -- (CONTINUED)
COLORADO -- 4.9%
Colorado Health Facilities
  Authority, Sisters
  Charity Health System
  Revenue, Series B,
  1.23%, 12/1/2038*........  $1,000,000    $ 1,000,000
                                           -----------
CONNECTICUT -- 3.4%
Capital City Economic
  Development Authority,
  Connecticut, Parking &
  Energy Fee Revenue,
  1.07%, 6/15/2034*, SPA
  Fleet National Bank......     700,000        700,000
                                           -----------
KENTUCKY -- 8.8%
Kentucky Housing Corp.,
  Housing Revenue, Series
  G, AMT, 1.34%, 7/1/2022*,
  SPA Kentucky Housing
  Corp.....................   1,000,000      1,000,000
Mayfield, Kentucky, Multi-
  City Lease Revenue,
  1.34%, 7/1/2026*, LOC
  Fifth Third Bank.........     765,000        765,000
                                           -----------
                                             1,765,000
                                           -----------
NEW YORK -- 3.4%
New York State Energy
  Research & Development
  Authority, Pollution
  Control Revenue,
  1.062%, 3/15/2015*, LOC
  Morgan Guaranty Trust....     700,000        700,530
                                           -----------
NORTH DAKOTA -- 1.7%
Fargo, North Dakota,
  Commercial Development,
  Kelly Inns Project
  Revenue, 1.48%,
  11/1/2015*, LOC U.S. Bank
  Trust N.A................     345,000        345,000
                                           -----------


                             PRINCIPAL
SECURITY DESCRIPTION           AMOUNT         VALUE
------------------------------------------------------
MUNICIPAL BONDS -- (CONTINUED)
SOUTH DAKOTA -- 2.2%
Watertown, South Dakota,
  Industrial Development,
  Ramkota, Inc. Project
  Revenue,
  1.48%, 8/1/2014*, LOC
  U.S. Bank Trust N.A......  $  455,000    $   455,000
                                           -----------
VERMONT -- 4.9%
Vermont, Industrial
  Development Authority,
  Hydroelectric Revenue,
  1.15%, 12/1/2013*, LOC
  Citizens Bank of
  Massachusetts............   1,000,000      1,000,000
                                           -----------
WISCONSIN -- 6.8%
Milwaukee, Wisconsin,
  Industrial Development,
  839 N. Jefferson Street
  Project Revenue, Series
  A,
  1.48%, 5/1/2010*, LOC
  Firstar Bank Milwaukee...     520,000        520,000
Wisconsin State Health &
  Educational Facilities
  Authority, Ministry
  Health Care Revenue,
  Series B,
  1.39%, 8/1/2029*, MBIA...     850,000        850,000
                                           -----------
                                             1,370,000
                                           -----------
TOTAL MUNICIPAL BONDS --
  (Cost $11,125,530)...................     11,125,530
                                           -----------
TOTAL INVESTMENTS --
  (Cost $20,425,530)(a) --
  100.3%...............................     20,425,530
LIABILITIES IN EXCESS OF OTHER
  ASSETS --
  (0.3)%...............................        (60,107)
                                           -----------
NET ASSETS -- 100.0%...................    $20,365,423
                                           ===========

---------------

(a) Cost for federal income tax and financial reporting is the same.

                                   continued

LEADER TAX-EXEMPT MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Variable Rate Instruments. The rate presented is the rate in effect at August 31, 2004. The maturity date reflected is the final maturity date.

AMT   --   Alternative Minimum Tax
FSA   --   Insured by Financial Security Assurance
LOC   --   Letter of Credit
MBIA  --   Insured by Municipal Bond Insurance Association
SPA   --   Standby Purchase Agreement

The Tax-Exempt Money Market Fund invests primarily in municipal debt instruments. The issuer's abilities to meet their obligations may be affected by economic developments in a specific industry or region. The Tax-Exempt Money Market Fund had the following concentrations at August 31, 2004 (as a percentage of total investments):

TAX-EXEMPT MONEY MARKET FUND:
  Air, Water, & Solid Waste.................................   3.92%
  Economic Development......................................  13.44%
  Educational Facilities....................................   7.10%
  Electric Services.........................................   3.43%
  Environmental Quality.....................................   8.81%
  Facilities Support Services...............................   3.74%
  Health Services...........................................  13.22%
  Hospitals.................................................   0.93%
  Housing & Urban Development...............................  18.60%
  Industrial Revenue........................................   7.12%
  Other Revenue.............................................   2.55%
  Regulation, Administration of Utilities...................  17.14%

              See accompanying notes to the financial statements.

                                                        LEADER MONEY MARKET FUND
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                 AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                            PRINCIPAL
SECURITY DESCRIPTION         AMOUNT          VALUE
------------------------------------------------------
COMMERCIAL PAPER -- 8.9%
ENTERTAINMENT -- 4.9%
Oakland-Alameda County
  Coliseum & Arena,
  1.46%, 9/15/2004.......  $10,500,000    $ 10,500,000
                                          ------------
FINANCE & BANKING -- 4.0%
Galleon Capital Corp.,
  1.57%, 9/1/2004(b).....    8,705,000       8,705,000
                                          ------------
TOTAL COMMERCIAL PAPER --
  (Cost $19,205,000)..................      19,205,000
                                          ------------
CORPORATE BONDS -- 25.1%
CHEMICALS -- 2.3%
Du Pont (E.I.) De
  Nemours & Co.,
  6.75%, 10/15/2004......    5,000,000       5,030,525
                                          ------------
COSMETICS & TOILETRIES -- 1.3%
Procter & Gamble Co.,
  6.60%, 12/15/2004......    2,859,000       2,900,012
                                          ------------
FINANCE & BANKING -- 3.2%
Merrill Lynch & Company,
  Inc., 1.81%,
  2/27/2007*.............    2,000,000       2,000,928
Morgan Stanley,
  1.87%, 3/27/2006*......    5,000,000       5,010,755
                                          ------------
                                             7,011,683
                                          ------------
INSURANCE -- 4.7%
ASIF Global
  Finance XXIV,
  1.79%,
  12/11/2006(c)*.........   10,000,000      10,024,892
                                          ------------
OIL & GAS -- 2.3%
ChevronTexaco Corp.,
  6.625%, 10/1/2004......    5,000,000       5,021,130
                                          ------------
RESTAURANTS -- 1.8%
McDonald's Corp.,
  4.15%, 2/15/2005.......    3,825,000       3,872,710
                                          ------------
SOVEREIGN AGENCY -- 3.4%
Province of Ontario,
  4.20%, 6/30/2005.......    7,150,000       7,267,333
                                          ------------


                            PRINCIPAL
SECURITY DESCRIPTION         AMOUNT          VALUE
------------------------------------------------------
CORPORATE BONDS -- (CONTINUED)
TRAFFIC MANAGEMENT SYSTEMS -- 1.8%
Liliha Parking Company,
  LP, 2.15%, 8/1/2024*...  $ 3,880,000    $  3,880,000
                                          ------------
UTILITIES -- 4.3%
Alabama Power Co.,
  4.875%, 9/1/2004.......    9,165,000       9,165,001
                                          ------------
TOTAL CORPORATE BONDS --
  (Cost $54,173,286)..................      54,173,286
                                          ------------
TAXABLE MUNICIPAL BONDS -- 22.9%
ALASKA -- 1.7%
Alaska State Housing
  Finance Corp., General
  Housing Revenue,
  Series A,
  1.40%, 12/1/2023*, SPA
  Dexia Credit Local,
  FSA....................    3,750,000       3,750,000
                                          ------------
COLORADO -- 4.6%
Colorado Housing &
  Finance Authority,
  Revenue,
  1.62%, 5/1/2041*, SPA
  Landesbank Hessen......    3,000,000       3,000,000
Colorado Housing &
  Finance Authority,
  Single Family Revenue,
  1.62%, 11/1/2035*......    6,800,000       6,800,001
                                          ------------
                                             9,800,001
                                          ------------
CONNECTICUT -- 2.8%
Connecticut State Housing
  Finance Authority
  Revenue,
  6.53%, 11/15/2004......    6,000,000       6,054,891
                                          ------------
HAWAII -- 0.8%
St. Francis Healthcare
  Foundation, Hawaii,
  Revenue,
  2.15%, 8/1/2012*, LOC
  First Hawaiian Bank....    1,625,000       1,625,000
                                          ------------

                                   continued

LEADER MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                            PRINCIPAL
SECURITY DESCRIPTION         AMOUNT          VALUE
------------------------------------------------------
MUNICIPAL BONDS -- (CONTINUED)
LOUISIANA -- 1.6%
Louisiana Public
  Facilities Authority,
  Equipment Capital
  Facilities Revenue,
  1.68%, 7/1/2018*, LOC
  Hibernia National
  Bank...................  $ 3,400,000    $  3,400,000
                                          ------------
MASSACHUSETTS -- 0.7%
Massachusetts State
  Housing Finance Agency,
  Multi-Family Revenue,
  1.62%, 5/15/2031*,
  FNMA...................    1,600,000       1,600,000
                                          ------------
NEVADA -- 1.2%
Nevada Housing Division,
  Multi-Family, Flamingo
  Apartment Revenue,
  Series B,
  1.83%, 10/1/2026(c)*,
  LOC Heller Financial,
  Inc....................    1,175,000       1,175,000
Nevada Housing Division,
  Multi-Family, Fort
  Apache Apartment
  Revenue, Series B,
  1.83%, 10/1/2026(c)*,
  LOC Heller Financial,
  Inc....................    1,520,000       1,520,000
                                          ------------
                                             2,695,000
                                          ------------
NEW JERSEY -- 3.7%
New Jersey Economic
  Development Authority,
  State Pension Funding
  Revenue,
  1.62%, 2/15/2029*, SPA
  Dexia Credit Local,
  FSA....................    8,000,000       8,000,000
                                          ------------


                            PRINCIPAL
SECURITY DESCRIPTION         AMOUNT          VALUE
------------------------------------------------------
MUNICIPAL BONDS -- (CONTINUED)
NEW YORK -- 3.3%
New York State Thruway
  Authority, Service
  Contract Revenue,
  Series B,
  2.02%, 3/15/2005.......  $ 3,100,000    $  3,103,899
New York State Urban
  Development Corp.,
  Personal Income Tax
  Revenue,
  1.52%, 12/15/2004......    4,055,000       4,055,000
                                          ------------
                                             7,158,899
                                          ------------
UTAH -- 2.5%
Utah Housing Corp.,
  Single Family Mortgage
  Revenue, Series A-2,
  1.62%, 7/1/2033*, LOC
  Westdeutsche
  Landesbank.............    5,305,000       5,305,000
                                          ------------
TOTAL TAXABLE MUNICIPAL BONDS --
  (Cost $49,388,791)..................      49,388,791
                                          ------------
GOVERNMENT AND AGENCY BONDS -- 36.3%
FANNIE MAE -- 8.8%
1.875%, 12/15/2004.......    1,500,000       1,502,521
3.50%, 9/15/2004.........    7,503,000       7,509,146
1.69%, 10/7/2005*........   10,000,000      10,016,508
                                          ------------
                                            19,028,175
                                          ------------
FEDERAL FARM CREDIT BANK -- 7.4%
3.875%, 12/15/2004.......    7,000,000       7,054,319
1.70%, 9/1/2005*.........    4,000,000       4,001,206
1.39%, 7/19/2006*........    5,000,000       5,000,000
                                          ------------
                                            16,055,525
                                          ------------
FEDERAL HOME LOAN BANK -- 20.1%
3.625%, 10/15/2004.......    4,000,000       4,011,548
2.00%, 11/15/2004........    3,000,000       3,004,238
1.27%, 3/1/2005..........    5,000,000       5,000,000
1.25%, 3/8/2005..........    4,000,000       4,003,060
1.40%, 4/1/2005..........    5,000,000       4,987,008
2.02%, 6/8/2005..........    4,000,000       4,000,000
1.50%, 7/8/2005..........    3,500,000       3,485,299

                                   continued

                                                        LEADER MONEY MARKET FUND
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                 AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                            PRINCIPAL
SECURITY DESCRIPTION         AMOUNT          VALUE
------------------------------------------------------
MUNICIPAL BONDS -- (CONTINUED)
FEDERAL HOME LOAN BANK -- (CONTINUED)
2.04%, 12/30/2008*.......  $ 7,000,000    $  6,999,999
2.535%, 6/25/2013*.......    7,000,000       7,000,000
3.62%, 6/17/2014*........    1,000,000       1,000,000
                                          ------------
                                            43,491,152
                                          ------------
TOTAL GOVERNMENT AND AGENCY BONDS --
  (Cost $78,574,852)..................      78,574,852
                                          ------------


SECURITY DESCRIPTION         SHARES          VALUE
------------------------------------------------------
SHORT TERM INVESTMENTS -- 6.3%
MUTUAL FUNDS -- 6.3%
Fifth Third Government
  Money Market,
  Institutional Class....   10,779,337    $ 10,779,337
HSBC Investor Money
  Market Fund, Class Y...    2,829,270       2,829,270
                                          ------------
TOTAL SHORT TERM INVESTMENTS --
  (Cost $13,608,607)..................      13,608,607
                                          ------------
TOTAL INVESTMENTS --
  (Cost $214,950,536)(a) -- 99.5%.....     214,950,536
OTHER ASSETS IN EXCESS OF
  LIABILITIES --
  0.5%................................       1,096,028
                                          ------------
NET ASSETS -- 100.0%..................    $216,046,564
                                          ============

---------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $5,212 due to wash sales.

(b) Discount Note. The rate disclosed represents effective yield at purchase.

(c) Represents restricted securities purchased in reliance on an exemption from registration under the Securities Act of 1933, as amended (the "Act"). These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers per Rule 144A under the Act. The Advisor using procedures approved by the Board of Trustees has deemed these securities to be liquid.

    FNMA  --   Insured by Federal National Mortgage Association
    FSA   --   Insured by Financial Security Assurance
    LOC   --   Letter of Credit
    SPA   --   Standby Purchase Agreement

* Variable Rate Instruments. The rate presented is the rate in effect at August 31, 2004. The maturity date reflected is the final maturity date.

              See accompanying notes to the financial statements.

LEADER MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  LEADER           LEADER
                                                                  GROWTH          GROWTH &           LEADER
                                                               EQUITY FUND       INCOME FUND      BALANCED FUND
                                                               ------------     -------------     -------------
ASSETS:
Investments in securities, at cost..........................   $40,343,756      $109,747,294       $50,278,430
                                                               ===========      ============       ===========
Investments in securities, at value.........................   $42,928,232      $150,413,818       $53,072,364
Interest and dividends receivable...........................        32,743           420,617           252,860
Receivable for capital shares issued........................            --               753                --
Prepaid expenses............................................         4,727             8,489             3,052
                                                               -----------      ------------       -----------
 Total Assets...............................................    42,965,702       150,843,677        53,328,276
                                                               -----------      ------------       -----------
LIABILITIES:
Payable to custodian........................................            --                --                --
Dividends payable...........................................            --                --                --
Payable for capital shares redeemed.........................         9,296            41,163                --
Accrued expenses:
 Advisory fees..............................................        25,255            94,614            26,669
 Administration fees........................................         1,065             3,707             1,308
 Distribution fees..........................................         1,996             4,244             1,096
 Shareholder service fees...................................            88               360               244
 Other......................................................        20,837            53,692            20,789
                                                               -----------      ------------       -----------
 Total Liabilities..........................................        58,537           197,780            50,106
                                                               -----------      ------------       -----------
NET ASSETS..................................................   $42,907,165      $150,645,897       $53,278,170
                                                               ===========      ============       ===========
COMPOSITION OF NET ASSETS:
Paid-in capital.............................................   $40,881,803      $130,746,645       $54,326,189
Accumulated net investment income...........................            --           271,569           111,989
Accumulated net realized gains/(losses) on investments......      (559,114)      (21,038,841)       (3,953,942)
Net unrealized appreciation on investments..................     2,584,476        40,666,524         2,793,934
                                                               -----------      ------------       -----------
NET ASSETS..................................................   $42,907,165      $150,645,897       $53,278,170
                                                               ===========      ============       ===========
INSTITUTIONAL SHARES (UNLIMITED NUMBER OF SHARES
 AUTHORIZED):
Net Assets..................................................   $35,682,993      $136,532,321       $50,771,100
                                                               ===========      ============       ===========
Shares of beneficial interest outstanding, no par value.....     3,155,489         5,591,540         5,191,920
                                                               ===========      ============       ===========
Net asset value, offering and redemption price per share....   $     11.31      $      24.42       $      9.78
                                                               ===========      ============       ===========
INVESTOR A SHARES (UNLIMITED NUMBER OF SHARES AUTHORIZED):
Net Assets..................................................   $ 6,796,345      $ 12,444,869       $ 1,417,778
                                                               ===========      ============       ===========
Shares of beneficial interest outstanding, no par value.....       603,618           510,538           145,312
                                                               ===========      ============       ===========
Net asset value and redemption price per share..............   $     11.26      $      24.38       $      9.76
                                                               ===========      ============       ===========
Maximum Sales Charge........................................          5.50%             5.50%             5.50%
                                                               ===========      ============       ===========
Maximum offering price (100%/(100%-Maximum Sales Charge) of
 net asset value adjusted to the nearest cent) per share....   $     11.92      $      25.80       $     10.33
                                                               ===========      ============       ===========
INVESTOR B SHARES (UNLIMITED NUMBER OF SHARES AUTHORIZED):
Net Assets..................................................   $   427,827      $  1,668,707       $ 1,089,292
                                                               ===========      ============       ===========
Shares of beneficial interest outstanding, no par value.....        38,381            68,914           112,621
                                                               ===========      ============       ===========
Net asset value and offering price per share*...............   $     11.15      $      24.21       $      9.67
                                                               ===========      ============       ===========
SWEEP SHARES (UNLIMITED NUMBER OF SHARES AUTHORIZED):
Net Assets..................................................   $        --      $         --       $        --
                                                               ===========      ============       ===========
Shares of beneficial interest outstanding, no par value.....            --                --                --
                                                               ===========      ============       ===========
Net asset value, offering and redemption price per share....   $        --      $         --       $        --
                                                               ===========      ============       ===========

---------------

* Redemption price per share varies by the length of time the shares are held.

              See accompanying notes to the financial statements.

                                                             LEADER MUTUAL FUNDS
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                                 AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                LEADER         LEADER          LEADER           LEADER
                                                              TAX-EXEMPT    INTERMEDIATE     SHORT TERM    TAX-EXEMPT MONEY
                                                              BOND FUND       BOND FUND      BOND FUND       MARKET FUND
                                                             ------------   -------------   ------------   ----------------
ASSETS:
Investments in securities, at cost.......................... $16,588,949    $101,387,005    $70,038,837       $20,425,530
                                                             ===========    ============    ===========       ===========
Investments in securities, at value......................... $17,520,655    $104,508,253    $70,705,091       $20,425,530
Interest and dividends receivable...........................     224,545       1,380,065        682,128            28,226
Receivable for capital shares issued........................         438              --             --                --
Prepaid expenses............................................       6,297           7,111          3,509             8,732
                                                             -----------    ------------    -----------       -----------
 Total Assets...............................................  17,751,935     105,895,429     71,390,728        20,462,488
                                                             -----------    ------------    -----------       -----------
LIABILITIES:
Payable to custodian........................................          --              --             --            80,045
Dividends payable...........................................      41,981         300,090        201,362             6,420
Payable for capital shares redeemed.........................      24,990          39,929         59,151                --
ACCRUED EXPENSES:
 Advisory fees..............................................       2,276          43,039         21,035             1,790
 Administration fees........................................         436           2,590          1,744               509
 Distribution fees..........................................       1,794           2,655          2,855               203
 Shareholder service fees...................................         365             202            304               113
 Other......................................................      10,441          37,370         26,162             7,985
                                                             -----------    ------------    -----------       -----------
 Total Liabilities..........................................      82,283         425,875        312,613            97,065
                                                             -----------    ------------    -----------       -----------
NET ASSETS.................................................. $17,669,652    $105,469,554    $71,078,115       $20,365,423
                                                             ===========    ============    ===========       ===========
COMPOSITION OF NET ASSETS:
Paid-in capital............................................. $16,662,126    $102,804,218    $70,697,130       $20,365,423
Accumulated net investment income...........................          --          10,432             --                --
Accumulated net realized gains/(losses) on investments......      75,820        (466,344)      (285,269)               --
Net unrealized appreciation on investments..................     931,706       3,121,248        666,254                --
                                                             -----------    ------------    -----------       -----------
NET ASSETS.................................................. $17,669,652    $105,469,554    $71,078,115       $20,365,423
                                                             ===========    ============    ===========       ===========
INSTITUTIONAL SHARES (UNLIMITED NUMBER OF SHARES
 AUTHORIZED):
Net Assets.................................................. $13,258,960    $ 96,706,928    $62,280,645       $17,423,600
                                                             ===========    ============    ===========       ===========
Shares of beneficial interest outstanding, no par value.....   1,284,495       7,651,281      6,078,635        17,430,190
                                                             ===========    ============    ===========       ===========
Net asset value, offering and redemption price per share.... $     10.32    $      12.64    $     10.25       $      1.00
                                                             ===========    ============    ===========       ===========
INVESTOR A SHARES (UNLIMITED NUMBER OF SHARES AUTHORIZED):
Net Assets.................................................. $ 2,752,861    $  7,790,635    $ 7,396,166       $ 1,832,810
                                                             ===========    ============    ===========       ===========
Shares of beneficial interest outstanding, no par value.....     266,847         616,279        721,994         1,833,869
                                                             ===========    ============    ===========       ===========
Net asset value and redemption price per share.............. $     10.32    $      12.64    $     10.24       $      1.00
                                                             ===========    ============    ===========       ===========
Maximum Sales Charge........................................        4.75%           4.75%          4.75%               --
                                                             ===========    ============    ===========       ===========
Maximum offering price (100%/(100%-Maximum Sales Charge) of
  net asset value adjusted to the nearest cent) per share... $     10.83    $      13.27    $     10.75       $        --
                                                             ===========    ============    ===========       ===========
INVESTOR B SHARES (UNLIMITED NUMBER OF SHARES AUTHORIZED):
Net Assets.................................................. $ 1,657,831    $    971,991    $ 1,401,304       $        --
                                                             ===========    ============    ===========       ===========
Shares of beneficial interest outstanding, no par value.....     160,769          77,229        136,638                --
                                                             ===========    ============    ===========       ===========
Net asset value and offering price per share*............... $     10.31    $      12.59    $     10.26       $        --
                                                             ===========    ============    ===========       ===========
SWEEP SHARES (UNLIMITED NUMBER OF SHARES AUTHORIZED):
Net Assets.................................................. $        --    $         --    $        --       $ 1,109,013
                                                             ===========    ============    ===========       ===========
Shares of beneficial interest outstanding, no par value.....          --              --             --         1,109,281
                                                             ===========    ============    ===========       ===========
Net asset value, offering and redemption price per share.... $        --    $         --    $        --       $      1.00
                                                             ===========    ============    ===========       ===========

                                                                 LEADER
                                                              MONEY MARKET
                                                                  FUND
                                                              ------------
ASSETS:
Investments in securities, at cost..........................  $214,950,536
                                                              ============
Investments in securities, at value.........................  $214,950,536
Interest and dividends receivable...........................     1,414,644
Receivable for capital shares issued........................            --
Prepaid expenses............................................        12,290
                                                              ------------
 Total Assets...............................................   216,377,470
                                                              ------------
LIABILITIES:
Payable to custodian........................................            --
Dividends payable...........................................       153,178
Payable for capital shares redeemed.........................            --
ACCRUED EXPENSES:
 Advisory fees..............................................        46,272
 Administration fees........................................         5,284
 Distribution fees..........................................        29,788
 Shareholder service fees...................................         5,877
 Other......................................................        90,507
                                                              ------------
 Total Liabilities...........................................       330,906
                                                              ------------
NET ASSETS..................................................  $216,046,564
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in capital.............................................  $216,082,099
Accumulated net investment income...........................            --
Accumulated net realized gains/(losses) on investments......       (35,535)
Net unrealized appreciation on investments..................            --
                                                              ------------
NET ASSETS..................................................  $216,046,564
                                                              ============
INSTITUTIONAL SHARES (UNLIMITED NUMBER OF SHARES
 AUTHORIZED):
Net Assets..................................................  $120,022,252
                                                              ============
Shares of beneficial interest outstanding, no par value.....   120,041,141
                                                              ============
Net asset value, offering and redemption price per share....  $       1.00
                                                              ============
INVESTOR A SHARES (UNLIMITED NUMBER OF SHARES AUTHORIZED):
Net Assets..................................................  $ 68,301,040
                                                              ============
Shares of beneficial interest outstanding, no par value.....    68,311,677
                                                              ============
Net asset value and redemption price per share..............  $       1.00
                                                              ============
Maximum Sales Charge........................................            --
                                                              ============
Maximum offering price (100%/(100%-Maximum Sales Charge) of
  net asset value adjusted to the nearest cent) per share...  $         --
                                                              ============
INVESTOR B SHARES (UNLIMITED NUMBER OF SHARES AUTHORIZED):
Net Assets..................................................  $         --
                                                              ============
Shares of beneficial interest outstanding, no par value.....            --
                                                              ============
Net asset value and offering price per share*...............  $         --
                                                              ============
SWEEP SHARES (UNLIMITED NUMBER OF SHARES AUTHORIZED):
Net Assets..................................................  $ 27,723,272
                                                              ============
Shares of beneficial interest outstanding, no par value.....    27,729,281
                                                              ============
Net asset value, offering and redemption price per share....  $       1.00
                                                              ============

              See accompanying notes to the financial statements.

LEADER MUTUAL FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  LEADER           LEADER
                                                                  GROWTH          GROWTH &          LEADER
                                                               EQUITY FUND      INCOME FUND      BALANCED FUND
                                                               ------------     ------------     -------------
INVESTMENT INCOME:
Interest income.............................................   $     2,494      $        20       $   631,865
Dividend income.............................................       271,003        2,968,404           545,618
                                                               -----------      -----------       -----------
  Total Investment Income...................................       273,497        2,968,424         1,177,483
                                                               -----------      -----------       -----------
EXPENSES:
Advisory fees...............................................       292,766        1,170,882           421,063
Administration fees.........................................        78,071          312,236           105,266
Administrative service fees -- Institutional Shares.........       100,619          431,802           151,309
Distribution fees -- Investor A Shares......................        15,636           32,690             3,718
Distribution fees -- Investor B Shares......................         2,129            9,650             7,180
Shareholder service fees -- Investor B Shares...............           709            3,217             2,393
Shareholder service fees -- Sweep Shares....................            --               --                --
Fund accounting fees and expenses...........................        54,768           62,374            57,974
Custodian fees and expenses.................................        10,182           12,711            12,452
Transfer agent fees and expenses............................        65,238          183,182           147,794
Trustees' fees and expenses.................................         3,385           14,574             4,798
State registration fees.....................................        14,081            9,149             5,722
Other.......................................................        31,350           74,935            31,126
                                                               -----------      -----------       -----------
  Total Expenses............................................       668,934        2,317,402           950,795
  Expenses voluntarily waived by the Advisor................       (86,797)         (65,243)         (105,266)
  Expenses voluntarily waived by the Administrator and its
    affiliates..............................................      (105,268)        (447,855)         (156,916)
                                                               -----------      -----------       -----------
  Net Expenses..............................................       476,869        1,804,304           688,613
                                                               -----------      -----------       -----------
NET INVESTMENT INCOME/(LOSS)................................      (203,372)       1,164,120           488,870
                                                               -----------      -----------       -----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on investments..................      (386,043)      (1,671,218)          719,091
Change in unrealized appreciation/(depreciation) on
  investments...............................................    (1,161,534)      13,136,348         1,028,058
                                                               -----------      -----------       -----------
Net realized and unrealized gains/(losses) on investments...    (1,547,577)      11,465,130         1,747,149
                                                               -----------      -----------       -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............   $(1,750,949)     $12,629,250       $ 2,236,019
                                                               ===========      ===========       ===========

              See accompanying notes to the financial statements.

                                                             LEADER MUTUAL FUNDS
                                                        STATEMENTS OF OPERATIONS
                                              FOR THE YEAR ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           LEADER            LEADER        LEADER          LEADER           LEADER
                                         TAX-EXEMPT       INTERMEDIATE   SHORT TERM   TAX-EXEMPT MONEY   MONEY MARKET
                                         BOND FUND         BOND FUND     BOND FUND      MARKET FUND          FUND
                                         ----------       ------------   ----------   ----------------   ------------
INVESTMENT INCOME:

Interest income.........................  $757,964         $5,431,882    $2,439,543       $247,788        $2,994,876

Dividend income.........................     1,810             39,467     25,856             2,681            41,774
                                          --------         ----------    ----------       --------        ----------

 Total Investment Income................   759,774          5,471,349    2,465,399         250,469         3,036,650
                                          --------         ----------    ----------       --------        ----------

EXPENSES:

Advisory fees...........................    98,017            570,141    346,315            93,315           920,821

Administration fees.....................    39,207            228,057    125,933            46,658           460,415

Administrative service fees --
 Institutional Shares...................    45,394            316,159    163,411            50,373           309,471

Distribution fees -- Investor A
 Shares.................................     7,419             22,617     20,999            10,349           431,484

Distribution fees -- Investor B
 Shares.................................    14,992              8,271     11,221                --                --

Shareholder service fees  -- Investor B
 Shares.................................     4,997              2,757      3,741                --                --

Shareholder service fees  -- Sweep
 Shares.................................        --                 --         --             2,774            50,299

Fund accounting fees and expenses.......    41,509             62,876     60,652            35,732            83,671

Custodian fees and expenses.............     6,275             15,103      9,412            16,779            32,379

Transfer agent fees and expenses........    51,762             97,865     85,760             8,179           193,982

Trustees' fees and expenses.............     1,847             10,771      5,626             2,174            21,951

State registration fees.................     8,182             11,436      6,361            14,400            23,097

Other...................................    12,191             56,607     38,491            23,141           119,710
                                          --------         ----------    ----------       --------        ----------

 Total Expenses.........................   331,792          1,402,660    877,922           303,874         2,647,280

 Expenses voluntarily waived by the
  Advisor...............................   (78,495)           (22,804)   (139,412)         (53,521)         (345,310)

 Expenses voluntarily waived by the
  Administrator and its affiliates......   (52,056)          (327,350)   (170,931)         (70,309)         (387,970)
                                          --------         ----------    ----------       --------        ----------

 Net Expenses...........................   201,241          1,052,506    567,579           180,044         1,914,000
                                          --------         ----------    ----------       --------        ----------

NET INVESTMENT INCOME/(LOSS)............   558,533          4,418,843    1,897,820          70,425         1,122,650
                                          --------         ----------    ----------       --------        ----------

REALIZED AND UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS:

Net realized gains/(losses) on
 investments............................    86,448           (164,906)    92,384                --           (14,132)

Change in unrealized
 appreciation/(depreciation) on
 investments............................    31,934         (1,310,526)   (311,814)              --                --
                                          --------         ----------    ----------       --------        ----------

Net realized and unrealized
 gains/(losses) on investments..........   118,382         (1,475,432)   (219,430)              --           (14,132)
                                          --------         ----------    ----------       --------        ----------

CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................  $676,915         $2,943,411    $1,678,390       $ 70,425        $1,108,518
                                          ========         ==========    ==========       ========        ==========

              See accompanying notes to the financial statements.

LEADER MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            LEADER                                LEADER
                                                      GROWTH EQUITY FUND                   GROWTH & INCOME FUND
                                             -------------------------------------   ---------------------------------
                                               YEAR ENDED         PERIOD ENDED         YEAR ENDED        YEAR ENDED
                                             AUGUST 31, 2004   AUGUST 31, 2003(a)    AUGUST 31, 2004   AUGUST 31, 2003
                                             ---------------   -------------------   ---------------   ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
Net investment income/(loss)...............    $  (203,372)        $   (34,839)       $  1,164,120      $  1,670,755
Net realized losses on investments.........       (386,043)           (173,071)         (1,671,218)      (11,595,116)
Change in unrealized
  appreciation/(depreciation) on
  investments..............................     (1,161,534)          3,538,485          13,136,348        21,305,256
                                               -----------         -----------        ------------      ------------
Change in net assets resulting from
  operations...............................     (1,750,949)          3,330,575          12,629,250        11,380,895
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS
  FROM:
Net investment income......................             --             (12,341)         (1,267,268)       (1,530,645)
DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS
  FROM:
Net investment income......................             --                (158)            (58,788)          (47,478)
DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS
  FROM:
Net investment income......................             --                  --              (1,018)           (1,141)
                                               -----------         -----------        ------------      ------------
Change in net assets from shareholder
  dividends................................             --             (12,499)         (1,327,074)       (1,579,264)
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions.............................     20,996,558          20,343,480          (7,758,695)       (1,234,941)
                                               -----------         -----------        ------------      ------------
CHANGE IN NET ASSETS.......................     19,245,609          23,661,556           3,543,481         8,566,690
NET ASSETS:
  Beginning of period......................     23,661,556                  --         147,102,416       138,535,726
                                               -----------         -----------        ------------      ------------
  End of period............................    $42,907,165         $23,661,556        $150,645,897      $147,102,416
                                               ===========         ===========        ============      ============
Accumulated Net Investment Income..........    $        --         $        --        $    271,569      $    434,523
                                               ===========         ===========        ============      ============

---------------

(a)  From commencement of operations on December 9, 2002.

              See accompanying notes to the financial statements.

                                                             LEADER MUTUAL FUNDS
                                  STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            LEADER                                LEADER
                                                      GROWTH EQUITY FUND                   GROWTH & INCOME FUND
                                             -------------------------------------   ---------------------------------
                                               YEAR ENDED         PERIOD ENDED         YEAR ENDED        YEAR ENDED
                                             AUGUST 31, 2004   AUGUST 31, 2003(A)    AUGUST 31, 2004   AUGUST 31, 2003
                                             ---------------   -------------------   ---------------   ---------------
CAPITAL TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued..............    $19,787,807         $21,012,495        $ 19,603,958      $ 23,416,542
  Dividends reinvested.....................             --                 566             544,833           637,353
  Cost of shares redeemed..................     (4,941,927)         (2,088,762)        (33,829,387)      (27,958,226)
                                               -----------         -----------        ------------      ------------
    Change.................................     14,845,880          18,924,299         (13,680,596)       (3,904,331)
                                               -----------         -----------        ------------      ------------
INVESTOR A SHARES:
  Proceeds from shares issued..............      7,122,398           1,613,211           8,297,827         3,632,709
  Dividends reinvested.....................             --                 158              54,671            42,026
  Cost of shares redeemed..................     (1,357,351)           (257,732)         (3,456,594)       (1,548,516)
                                               -----------         -----------        ------------      ------------
    Change.................................      5,765,047           1,355,637           4,895,904         2,126,219
                                               -----------         -----------        ------------      ------------
INVESTOR B SHARES:
  Proceeds from shares issued..............        446,780              63,898           1,255,973           565,150
  Dividends reinvested.....................             --                  --                 980             1,116
  Cost of shares redeemed..................        (61,149)               (354)           (230,956)          (23,095)
                                               -----------         -----------        ------------      ------------
    Change.................................        385,631              63,544           1,025,997           543,171
                                               -----------         -----------        ------------      ------------
Change in net assets from capital
  transactions.............................    $20,996,558         $20,343,480        $ (7,758,695)     $ (1,234,941)
                                               ===========         ===========        ============      ============
SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Issued...................................      1,632,199           2,141,712             806,160         1,130,959
  Reinvested...............................             --                  61              22,782            30,974
  Redeemed.................................       (413,310)           (205,173)         (1,381,149)       (1,355,095)
                                               -----------         -----------        ------------      ------------
    Change.................................      1,218,889           1,936,600            (552,207)         (193,162)
                                               -----------         -----------        ------------      ------------
INVESTOR A SHARES:
  Issued...................................        586,724             157,519             340,946           173,035
  Reinvested...............................             --                  17               2,276             2,043
  Redeemed.................................       (115,418)            (25,224)           (141,013)          (74,983)
                                               -----------         -----------        ------------      ------------
    Change.................................        471,306             132,312             202,209           100,095
                                               -----------         -----------        ------------      ------------
INVESTOR B SHARES:
  Issued...................................         37,863               5,880              52,038            27,368
  Reinvested...............................             --                  --                  43                55
  Redeemed.................................         (5,326)                (36)             (9,507)           (1,083)
                                               -----------         -----------        ------------      ------------
    Change.................................         32,537               5,844              42,574            26,340
                                               -----------         -----------        ------------      ------------
Change from share transactions.............      1,722,732           2,074,756            (307,424)          (66,727)
                                               ===========         ===========        ============      ============

---------------

(a)  From commencement of operations on December 9, 2002.

              See accompanying notes to the financial statements.

LEADER MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             LEADER                              LEADER
                                                          BALANCED FUND                   TAX-EXEMPT BOND FUND
                                                ---------------------------------   ---------------------------------
                                                  YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2004   AUGUST 31, 2003
                                                ---------------   ---------------   ---------------   ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
Net investment income.........................    $   488,870       $ 1,102,401       $   558,533       $   643,475
Net realized gains/(losses) on investments....        719,091        (3,221,645)           86,448           144,412
Change in unrealized
  appreciation/(depreciation) on
  investments.................................      1,028,058         5,042,660            31,934          (389,287)
                                                  -----------       -----------       -----------       -----------
Change in net assets resulting from
  operations..................................      2,236,019         2,923,416           676,915           398,600
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS
  FROM:
Net investment income.........................       (599,298)       (1,109,856)         (450,007)         (594,551)
Net realized gains............................             --                --          (118,150)          (18,730)
DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS FROM:
Net investment income.........................         (9,649)          (14,301)          (66,209)          (31,340)
Net realized gains............................             --                --           (15,500)             (746)
DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS FROM:
Net investment income.........................         (2,527)           (1,480)          (39,339)          (20,562)
Net realized gains............................             --                --           (16,058)               --
                                                  -----------       -----------       -----------       -----------
Change in net assets from shareholder
  dividends...................................       (611,474)       (1,125,637)         (705,263)         (665,929)
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions................................      3,812,219         2,411,831        (2,101,514)        2,013,552
                                                  -----------       -----------       -----------       -----------
CHANGE IN NET ASSETS..........................      5,436,764         4,209,610        (2,129,862)        1,746,223
NET ASSETS:
  Beginning of period.........................     47,841,406        43,631,796        19,799,514        18,053,291
                                                  -----------       -----------       -----------       -----------
  End of period...............................    $53,278,170       $47,841,406       $17,669,652       $19,799,514
                                                  ===========       ===========       ===========       ===========
Accumulated Net Investment Income.............    $   111,989       $   222,736       $        --       $    (2,978)
                                                  ===========       ===========       ===========       ===========

              See accompanying notes to the financial statements.

                                                             LEADER MUTUAL FUNDS
                                  STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             LEADER                              LEADER
                                                          BALANCED FUND                   TAX-EXEMPT BOND FUND
                                                ---------------------------------   ---------------------------------
                                                  YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2004   AUGUST 31, 2003
                                                ---------------   ---------------   ---------------   ---------------
CAPITAL TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued.................   $ 11,872,911      $ 10,923,975       $ 1,905,886       $ 1,807,855
  Dividends reinvested........................        594,687         1,105,381            23,747            25,336
  Cost of shares redeemed.....................    (10,013,233)      (10,185,078)       (4,737,048)       (3,040,985)
                                                 ------------      ------------       -----------       -----------
    Change....................................      2,454,365         1,844,278        (2,807,415)       (1,207,794)
                                                 ------------      ------------       -----------       -----------
INVESTOR A SHARES:
  Proceeds from shares issued.................        998,167           387,440         1,613,480         1,268,036
  Dividends reinvested........................          9,218            14,121            76,753            26,492
  Cost of shares redeemed.....................       (353,147)         (206,967)         (585,802)         (166,446)
                                                 ------------      ------------       -----------       -----------
    Change....................................        654,238           194,594         1,104,431         1,128,082
                                                 ------------      ------------       -----------       -----------
INVESTOR B SHARES:
  Proceeds from shares issued.................      1,024,013           374,456            35,008         2,295,232
  Dividends reinvested........................          2,333             1,397            46,186            13,381
  Cost of shares redeemed.....................       (322,730)           (2,894)         (479,724)         (215,349)
                                                 ------------      ------------       -----------       -----------
    Change....................................        703,616           372,959          (398,530)        2,093,264
                                                 ------------      ------------       -----------       -----------
Change in net assets from capital
  transactions................................   $  3,812,219      $  2,411,831       $(2,101,514)      $ 2,013,552
                                                 ============      ============       ===========       ===========
SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Issued......................................      1,198,469         1,197,751           183,490           172,646
  Reinvested..................................         61,109           121,544             2,298             2,423
  Redeemed....................................     (1,006,483)       (1,122,811)         (460,186)         (291,214)
                                                 ------------      ------------       -----------       -----------
    Change....................................        253,095           196,484          (274,398)         (116,145)
                                                 ------------      ------------       -----------       -----------
INVESTOR A SHARES:
  Issued......................................         99,806            42,187           155,071           121,481
  Reinvested..................................            945             1,553             7,446             2,532
  Redeemed....................................        (35,686)          (22,572)          (57,414)          (15,836)
                                                 ------------      ------------       -----------       -----------
    Change....................................         65,065            21,168           105,103           108,177
                                                 ------------      ------------       -----------       -----------
INVESTOR B SHARES:
  Issued......................................        105,247            40,708             3,372           219,359
  Reinvested..................................            245               151             4,472             1,278
  Redeemed....................................        (33,408)             (322)          (46,817)          (20,895)
                                                 ------------      ------------       -----------       -----------
    Change....................................         72,084            40,537           (38,973)          199,742
                                                 ------------      ------------       -----------       -----------
Change from share transactions................        390,244           258,189          (208,268)          191,774
                                                 ============      ============       ===========       ===========

              See accompanying notes to the financial statements.

LEADER MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             LEADER                              LEADER
                                                     INTERMEDIATE BOND FUND               SHORT TERM BOND FUND
                                                ---------------------------------   ---------------------------------
                                                  YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2004   AUGUST 31, 2003
                                                ---------------   ---------------   ---------------   ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
Net investment income.........................   $  4,418,843      $  4,574,359       $ 1,897,820       $ 1,403,121
Net realized gains/(losses) on investments....       (164,906)          974,503            92,384          (287,769)
Change in unrealized
  appreciation/(depreciation) on
  investments.................................     (1,310,526)       (2,238,963)         (311,814)        1,189,129
                                                 ------------      ------------       -----------       -----------
Change in net assets resulting from
  operations..................................      2,943,411         3,309,899         1,678,390         2,304,481
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS
  FROM:
Net investment income.........................     (4,153,950)       (4,887,073)       (1,670,910)       (1,323,969)
Net realized gains............................       (320,761)         (608,278)               --                --
DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS FROM:
Net investment income.........................       (274,256)         (147,983)         (192,221)          (65,825)
Net realized gains............................        (20,476)          (19,107)               --                --
DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS FROM:
Net investment income.........................        (32,486)          (19,818)          (30,979)          (10,245)
Net realized gains............................         (3,246)             (848)               --                --
                                                 ------------      ------------       -----------       -----------
Change in net assets from shareholder
  dividends...................................     (4,805,175)       (5,683,107)       (1,894,110)       (1,400,039)
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions................................    (12,596,283)        9,090,140        24,920,123        16,349,255
                                                 ------------      ------------       -----------       -----------
CHANGE IN NET ASSETS..........................    (14,458,047)        6,716,932        24,704,403        17,253,697
NET ASSETS:
  Beginning of period.........................    119,927,601       113,210,669        46,373,712        29,120,015
                                                 ------------      ------------       -----------       -----------
  End of period...............................   $105,469,554      $119,927,601       $71,078,115       $46,373,712
                                                 ============      ============       ===========       ===========
Accumulated Net Investment Income.............   $     10,432      $     10,432       $        --       $     1,644
                                                 ============      ============       ===========       ===========

              See accompanying notes to the financial statements.

                                                             LEADER MUTUAL FUNDS
                                  STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             LEADER                              LEADER
                                                     INTERMEDIATE BOND FUND               SHORT TERM BOND FUND
                                                ---------------------------------   ---------------------------------
                                                  YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2004   AUGUST 31, 2003
                                                ---------------   ---------------   ---------------   ---------------
CAPITAL TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued.................   $ 15,119,187      $ 26,116,935      $ 32,933,451       $17,791,061
  Dividends reinvested........................        648,618           877,011           365,677           398,041
  Cost of shares redeemed.....................    (31,317,310)      (21,610,211)      (11,812,161)       (6,271,384)
                                                 ------------      ------------      ------------       -----------
    Change....................................    (15,549,505)        5,383,735        21,486,967        11,917,718
                                                 ------------      ------------      ------------       -----------
INVESTOR A SHARES:
  Proceeds from shares issued.................      7,121,958         3,537,261         6,305,412         3,373,552
  Dividends reinvested........................        262,928           134,578           170,525            52,019
  Cost of shares redeemed.....................     (4,324,180)       (1,092,198)       (3,166,676)         (278,081)
                                                 ------------      ------------      ------------       -----------
    Change....................................      3,060,706         2,579,641         3,309,261         3,147,490
                                                 ------------      ------------      ------------       -----------
INVESTOR B SHARES:
  Proceeds from shares issued.................        111,924         1,307,627           763,447         1,311,479
  Dividends reinvested........................         31,245            15,817            25,899             7,274
  Cost of shares redeemed.....................       (250,653)         (196,680)         (665,451)          (34,706)
                                                 ------------      ------------      ------------       -----------
    Change....................................       (107,484)        1,126,764           123,895         1,284,047
                                                 ------------      ------------      ------------       -----------
Change in net assets from capital
  transactions................................   $(12,596,283)     $  9,090,140      $ 24,920,123       $16,349,255
                                                 ============      ============      ============       ===========
SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Issued......................................      1,175,611         1,978,316         3,186,257         1,749,544
  Reinvested..................................         50,243            66,706            35,536            39,239
  Redeemed....................................     (2,415,932)       (1,639,145)       (1,149,035)         (615,994)
                                                 ------------      ------------      ------------       -----------
    Change....................................     (1,190,078)          405,877         2,072,758         1,172,789
                                                 ------------      ------------      ------------       -----------
INVESTOR A SHARES:
  Issued......................................        548,053           268,481           610,128           329,178
  Reinvested..................................         20,422            10,212            16,586             5,112
  Redeemed....................................       (336,490)          (82,890)         (309,354)          (27,165)
                                                 ------------      ------------      ------------       -----------
    Change....................................        231,985           195,803           317,360           307,125
                                                 ------------      ------------      ------------       -----------
INVESTOR B SHARES:
  Issued......................................          8,692            99,556            73,839           127,861
  Reinvested..................................          2,430             1,202             2,515               704
  Redeemed....................................        (19,635)          (15,016)          (64,885)           (3,396)
                                                 ------------      ------------      ------------       -----------
    Change....................................         (8,513)           85,742            11,469           125,169
                                                 ------------      ------------      ------------       -----------
Change from share transactions................       (966,606)          687,422         2,401,587         1,605,083
                                                 ============      ============      ============       ===========

              See accompanying notes to the financial statements.

LEADER MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             LEADER                              LEADER
                                                  TAX-EXEMPT MONEY MARKET FUND              MONEY MARKET FUND
                                                ---------------------------------   ---------------------------------
                                                  YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2004   AUGUST 31, 2003
                                                ---------------   ---------------   ---------------   ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
Net investment income.........................    $    70,425       $   211,061      $  1,122,650      $  1,941,412
Net realized losses on investments............             --                --           (14,132)          (18,862)
                                                  -----------       -----------      ------------      ------------
Change in net assets resulting from
  operations..................................         70,425           211,061         1,108,518         1,922,550
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS
  FROM:
Net investment income.........................        (63,931)         (206,531)         (863,114)       (1,296,126)
DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS FROM:
Net investment income.........................         (3,556)           (7,781)         (164,204)         (444,940)
DISTRIBUTIONS TO SWEEP SHAREHOLDERS FROM:
Net investment income.........................         (2,060)           (6,082)          (95,587)         (200,346)
                                                  -----------       -----------      ------------      ------------
Change in net assets from shareholder
  dividends...................................        (69,547)         (220,394)       (1,122,905)       (1,941,412)
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions................................     (5,313,246)       (1,639,627)      (15,504,675)      (78,745,313)
                                                  -----------       -----------      ------------      ------------
CHANGE IN NET ASSETS..........................     (5,312,368)       (1,648,960)      (15,519,062)      (78,764,175)
NET ASSETS:
  Beginning of period.........................     25,677,791        27,326,751       231,565,626       310,329,801
                                                  -----------       -----------      ------------      ------------
  End of period...............................    $20,365,423       $25,677,791      $216,046,564      $231,565,626
                                                  ===========       ===========      ============      ============
Accumulated Net Investment Income.............    $        --       $      (878)     $         --      $        255
                                                  ===========       ===========      ============      ============

              See accompanying notes to the financial statements.

                                                             LEADER MUTUAL FUNDS
                                  STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             LEADER                              LEADER
                                                  TAX-EXEMPT MONEY MARKET FUND              MONEY MARKET FUND
                                                ---------------------------------   ---------------------------------
                                                  YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2004   AUGUST 31, 2003
                                                ---------------   ---------------   ---------------   ---------------
CAPITAL TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued.................   $ 35,907,378      $ 38,230,476      $ 435,385,859     $ 707,390,912
  Dividends reinvested........................             --                --            153,875           237,202
  Cost of shares redeemed.....................    (41,320,564)      (39,325,403)      (431,898,235)     (769,745,809)
                                                 ------------      ------------      -------------     -------------
    Change....................................     (5,413,186)       (1,094,927)         3,641,499       (62,117,695)
                                                 ------------      ------------      -------------     -------------
INVESTOR A SHARES:
  Proceeds from shares issued.................     21,091,421         5,193,075        164,472,391       113,710,604
  Dividends reinvested........................          3,358             8,860            146,017           505,688
  Cost of shares redeemed.....................    (20,994,110)       (5,746,635)      (189,763,853)     (130,843,910)
                                                 ------------      ------------      -------------     -------------
    Change....................................        100,669          (544,700)       (25,145,445)      (16,627,618)
                                                 ------------      ------------      -------------     -------------
SWEEP SHARES:
  Proceeds from shares issued.................             --                --        130,000,000       158,000,000
  Cost of shares redeemed.....................           (729)               --       (124,000,729)     (158,000,000)
                                                 ------------      ------------      -------------     -------------
    Change....................................           (729)               --          5,999,271                --
                                                 ------------      ------------      -------------     -------------
Change in net assets from capital
  transactions................................   $ (5,313,246)     $ (1,639,627)     $ (15,504,675)    $ (78,745,313)
                                                 ============      ============      =============     =============
SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Issued......................................     35,907,378        38,230,476        435,385,859       707,390,912
  Reinvested..................................             --                --            153,875           237,202
  Redeemed....................................    (41,320,564)      (39,325,403)      (431,898,235)     (769,745,809)
                                                 ------------      ------------      -------------     -------------
    Change....................................     (5,413,186)       (1,094,927)         3,641,499       (62,117,695)
                                                 ------------      ------------      -------------     -------------
INVESTOR A SHARES:
  Issued......................................     21,091,421         5,193,075        164,472,391       113,710,604
  Reinvested..................................          3,358             8,860            146,017           505,688
  Redeemed....................................    (20,994,110)       (5,746,635)      (189,763,853)     (130,843,910)
                                                 ------------      ------------      -------------     -------------
    Change....................................        100,669          (544,700)       (25,145,445)      (16,627,618)
                                                 ------------      ------------      -------------     -------------
SWEEP SHARES:
  Issued......................................             --                --        130,000,000       158,000,000
  Redeemed....................................           (729)               --       (124,000,729)     (158,000,000)
                                                 ------------      ------------      -------------     -------------
    Change....................................           (729)               --          5,999,271                --
                                                 ------------      ------------      -------------     -------------
Change from share transactions................     (5,313,246)       (1,639,627)       (15,504,675)      (78,745,313)
                                                 ============      ============      =============     =============

              See accompanying notes to the financial statements.

LEADER MUTUAL FUNDS
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               INVESTMENT ACTIVITIES                       LESS DIVIDENDS FROM:
                                                           ------------------------------                ------------------------
                                               NET ASSET                    NET REALIZED      TOTAL                       NET
                                                VALUE,          NET        AND UNREALIZED      FROM         NET        REALIZED
                                               BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT   INVESTMENT    GAINS ON
                                               OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES     INCOME     INVESTMENTS
                                               ---------   -------------   --------------   ----------   ----------   -----------
INSTITUTIONAL SHARES
LEADER GROWTH EQUITY FUND
Year Ended August 31, 2004...................   $11.41        $(0.06)(f)       $(0.04)(f)     $(0.10)      $   --       $   --
Period Ended August 31, 2003(1)..............    10.00         (0.01)            1.43           1.42        (0.01)          --
LEADER GROWTH & INCOME FUND
Year Ended August 31, 2004...................    22.71          0.19(f)          1.73(f)        1.92        (0.21)          --
Year Ended August 31, 2003...................    21.17          0.25             1.54           1.79        (0.25)          --
Year Ended August 31, 2002...................    25.55          0.22            (4.38)         (4.16)       (0.22)          --
Year Ended August 31, 2001...................    34.97          0.27            (8.52)         (8.25)       (0.29)       (0.88)
Year Ended August 31, 2000...................    30.37          0.32             4.75           5.07        (0.32)       (0.15)
LEADER BALANCED FUND
Year Ended August 31, 2004...................     9.46          0.10             0.34           0.44        (0.12)          --
Year Ended August 31, 2003...................     9.09          0.22             0.38           0.60        (0.23)          --
Year Ended August 31, 2002...................     9.53          0.23            (0.43)         (0.20)       (0.24)          --
Period Ended August 31, 2001(2)..............    10.00          0.20            (0.53)         (0.33)       (0.14)          --
LEADER TAX-EXEMPT BOND FUND
Year Ended August 31, 2004...................    10.31          0.31             0.09           0.40        (0.31)       (0.08)
Year Ended August 31, 2003...................    10.44          0.37            (0.12)          0.25        (0.37)       (0.01)
Year Ended August 31, 2002...................    10.44          0.42             0.10           0.52        (0.42)       (0.10)
Year Ended August 31, 2001...................    10.07          0.45             0.43           0.88        (0.45)       (0.06)
Period Ended August 31, 2000(3)..............    10.00          0.05             0.07           0.12        (0.05)          --
LEADER INTERMEDIATE BOND FUND
Year Ended August 31, 2004...................    12.88          0.50            (0.19)          0.31        (0.51)       (0.04)
Year Ended August 31, 2003...................    13.13          0.52            (0.13)          0.39        (0.57)       (0.07)
Year Ended August 31, 2002...................    12.79          0.67             0.34           1.01        (0.67)          --
Year Ended August 31, 2001...................    11.97          0.72             0.82           1.54        (0.72)          --
Year Ended August 31, 2000...................    12.04          0.74            (0.07)          0.67        (0.74)          --
LEADER SHORT TERM BOND FUND
Year Ended August 31, 2004...................    10.22          0.32             0.03           0.35        (0.32)          --
Year Ended August 31, 2003...................     9.94          0.39             0.28           0.67        (0.39)          --
Year Ended August 31, 2002...................    10.12          0.41            (0.18)          0.23        (0.41)          --(e)
Period Ended August 31, 2001(4)..............    10.00          0.30             0.12           0.42        (0.30)          --
LEADER TAX-EXEMPT MONEY MARKET FUND
Year Ended August 31, 2004...................     1.00            --(e)            --             --(e)        --(e)        --
Year Ended August 31, 2003...................     1.00          0.01               --           0.01        (0.01)          --
Year Ended August 31, 2002...................     1.00          0.01               --(e)        0.01        (0.01)          --
Period Ended August 31, 2001(5)..............     1.00          0.03               --(e)        0.03        (0.03)          --
LEADER MONEY MARKET FUND
Year Ended August 31, 2004...................     1.00          0.01               --(e)        0.01        (0.01)          --
Year Ended August 31, 2003...................     1.00          0.01               --(e)        0.01        (0.01)          --
Year Ended August 31, 2002...................     1.00          0.02               --(e)        0.02        (0.02)          --
Year Ended August 31, 2001...................     1.00          0.05               --(e)        0.05        (0.05)          --
Year Ended August 31, 2000...................     1.00          0.06               --(e)        0.06        (0.06)          --

---------------

(1)  From the commencement of operations on December 9, 2002.
(2)  From the commencement of operations on January 3, 2001.
(3)  From the commencement of operations on July 24, 2000.
(4)  From the commencement of operations on January 5, 2001.
(5)  From the commencement of operations on September 6, 2000.

(a)  Not annualized for periods less than one year.
(b)  Annualized for periods less than one year.
(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)  Amount less than $0.005.
(f) Per share data calculated using average shares for the period.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                              RATIOS/SUPPLEMENTAL DATA
                                                                                   -----------------------------------------------
                                                          NET ASSET                NET ASSETS,        NET          NET INVESTMENT
                                                           VALUE,                    END OF       EXPENSES TO     INCOME/(LOSS) TO
                                            TOTAL          END OF       TOTAL        PERIOD         AVERAGE           AVERAGE
                                          DIVIDENDS        PERIOD     RETURN(a)      (000'S)     NET ASSETS(b)     NET ASSETS(b)
                                          ---------       ---------   ----------   -----------   --------------   ----------------
INSTITUTIONAL SHARES

LEADER GROWTH EQUITY FUND
Year Ended August 31, 2004..............   $   --          $11.31        (0.88)%     $35,683          1.17%            (0.47)%
Period Ended August 31, 2003(1).........    (0.01)          11.41        14.18%       22,088          1.27%            (0.25)%
LEADER GROWTH & INCOME FUND
Year Ended August 31, 2004..............    (0.21)          24.42         8.48%      136,532          1.13%             0.77%
Year Ended August 31, 2003..............    (0.25)          22.71         8.57%      139,516          1.14%             1.26%
Year Ended August 31, 2002..............    (0.22)          21.17       (16.38)%     134,134          1.09%             0.95%
Year Ended August 31, 2001..............    (1.17)          25.55       (23.98)%     162,881          1.00%             0.94%
Year Ended August 31, 2000..............    (0.47)          34.97        16.80%      177,528          0.82%             0.99%
LEADER BALANCED FUND
Year Ended August 31, 2004..............    (0.12)           9.78         4.65%       50,771          1.28%             0.95%
Year Ended August 31, 2003..............    (0.23)           9.46         6.78%       46,704          1.18%             2.49%
Year Ended August 31, 2002..............    (0.24)           9.09        (2.11)%      43,096          1.28%             2.52%
Period Ended August 31, 2001(2).........    (0.14)           9.53        (3.35)%      44,667          1.11%             3.03%
LEADER TAX-EXEMPT BOND FUND
Year Ended August 31, 2004..............    (0.39)          10.32         3.91%       13,259          0.88%             2.99%
Year Ended August 31, 2003..............    (0.38)          10.31         2.41%       16,075          0.84%             3.52%
Year Ended August 31, 2002..............    (0.52)          10.44         5.29%       17,494          0.82%             4.14%
Year Ended August 31, 2001..............    (0.51)          10.44         8.92%       21,369          0.75%             4.38%
Period Ended August 31, 2000(3).........    (0.05)          10.07         1.16%       22,261          0.87%             4.26%
LEADER INTERMEDIATE BOND FUND
Year Ended August 31, 2004..............    (0.55)          12.64         2.36%       96,707          0.89%             3.90%
Year Ended August 31, 2003..............    (0.64)          12.88         2.96%      113,878          0.91%             3.89%
Year Ended August 31, 2002..............    (0.67)          13.13         8.17%      110,737          0.84%             5.26%
Year Ended August 31, 2001..............    (0.72)          12.79        13.18%      126,615          0.82%             5.78%
Year Ended August 31, 2000..............    (0.74)          11.97         5.86%      131,101          0.79%             6.28%
LEADER SHORT TERM BOND FUND
Year Ended August 31, 2004..............    (0.32)          10.25         3.44%       62,281          0.84%             3.07%
Year Ended August 31, 2003..............    (0.39)          10.22         6.86%       40,957          0.90%             3.84%
Year Ended August 31, 2002..............    (0.41)           9.94         2.30%       28,151          0.98%             4.05%
Period Ended August 31, 2001(4).........    (0.30)          10.12         4.26%       17,890          0.96%             4.50%
LEADER TAX-EXEMPT MONEY MARKET FUND
Year Ended August 31, 2004..............       --(e)         1.00         0.32%       17,424          0.75%             0.32%
Year Ended August 31, 2003..............    (0.01)           1.00         0.80%       22,836          0.55%             0.77%
Year Ended August 31, 2002..............    (0.01)           1.00         1.00%       23,939          0.76%             1.02%
Period Ended August 31, 2001(5).........    (0.03)           1.00         2.97%       27,762          0.65%             2.91%
LEADER MONEY MARKET FUND
Year Ended August 31, 2004..............    (0.01)           1.00         0.70%      120,022          0.62%             0.70%
Year Ended August 31, 2003..............    (0.01)           1.00         0.97%      116,388          0.66%             0.95%
Year Ended August 31, 2002..............    (0.02)           1.00         1.75%      178,515          0.61%             1.81%
Year Ended August 31, 2001..............    (0.05)           1.00         5.14%      302,900          0.54%             5.05%
Year Ended August 31, 2000..............    (0.06)           1.00         5.60%      276,186          0.51%             5.50%

                                            RATIOS/SUPPLEMENTAL DATA
                                          ----------------------------

                                            EXPENSES TO      PORTFOLIO
                                              AVERAGE        TURNOVER
                                          NET ASSETS(b)(c)    RATE(d)
                                          ----------------   ---------
INSTITUTIONAL SHARES
LEADER GROWTH EQUITY FUND
Year Ended August 31, 2004..............        1.71%            13%
Period Ended August 31, 2003(1).........        2.11%             8%
LEADER GROWTH & INCOME FUND
Year Ended August 31, 2004..............        1.48%            10%
Year Ended August 31, 2003..............        1.52%            12%
Year Ended August 31, 2002..............        1.50%             4%
Year Ended August 31, 2001..............        1.45%             6%
Year Ended August 31, 2000..............        1.32%            17%
LEADER BALANCED FUND
Year Ended August 31, 2004..............        1.79%            73%
Year Ended August 31, 2003..............        1.71%            32%
Year Ended August 31, 2002..............        1.80%             2%
Period Ended August 31, 2001(2).........        1.70%             8%
LEADER TAX-EXEMPT BOND FUND
Year Ended August 31, 2004..............        1.62%            33%
Year Ended August 31, 2003..............        1.68%            39%
Year Ended August 31, 2002..............        1.65%             0%
Year Ended August 31, 2001..............        1.51%            22%
Period Ended August 31, 2000(3).........        1.32%             9%
LEADER INTERMEDIATE BOND FUND
Year Ended August 31, 2004..............        1.22%           196%
Year Ended August 31, 2003..............        1.25%            56%
Year Ended August 31, 2002..............        1.21%            61%
Year Ended August 31, 2001..............        1.22%            20%
Year Ended August 31, 2000..............        1.14%            14%
LEADER SHORT TERM BOND FUND
Year Ended August 31, 2004..............        1.38%            92%
Year Ended August 31, 2003..............        1.50%            37%
Year Ended August 31, 2002..............        1.67%            20%
Period Ended August 31, 2001(4).........        1.83%            22%
LEADER TAX-EXEMPT MONEY MARKET FUND
Year Ended August 31, 2004..............        1.28%           N/A
Year Ended August 31, 2003..............        1.11%           N/A
Year Ended August 31, 2002..............        1.40%           N/A
Period Ended August 31, 2001(5).........        1.23%           N/A
LEADER MONEY MARKET FUND
Year Ended August 31, 2004..............        1.06%           N/A
Year Ended August 31, 2003..............        1.09%           N/A
Year Ended August 31, 2002..............        1.04%           N/A
Year Ended August 31, 2001..............        0.99%           N/A
Year Ended August 31, 2000..............        1.02%           N/A

LEADER MUTUAL FUNDS
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               INVESTMENT ACTIVITIES                       LESS DIVIDENDS FROM:
                                                           ------------------------------                ------------------------
                                               NET ASSET                    NET REALIZED      TOTAL                       NET
                                                VALUE,          NET        AND UNREALIZED      FROM         NET        REALIZED
                                               BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT   INVESTMENT    GAINS ON
                                               OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES     INCOME     INVESTMENTS
                                               ---------   -------------   --------------   ----------   ----------   -----------
INVESTOR A SHARES
LEADER GROWTH EQUITY FUND
Year Ended August 31, 2004...................   $11.39        $(0.09)(g)       $(0.04)(g)     $(0.13)      $   --       $   --
Period Ended August 31, 2003(1)..............    10.00         (0.03)            1.42           1.39           --(f)        --
LEADER GROWTH & INCOME FUND
Year Ended August 31, 2004...................    22.68          0.12(g)          1.73(g)        1.85        (0.15)          --
Year Ended August 31, 2003...................    21.14          0.18             1.55           1.73        (0.19)          --
Year Ended August 31, 2002...................    25.50          0.17            (4.37)         (4.20)       (0.16)          --
Period Ended August 31, 2001(2)..............    31.45          0.18            (5.07)         (4.89)       (0.18)       (0.88)
LEADER BALANCED FUND
Year Ended August 31, 2004...................     9.44          0.07             0.34           0.41        (0.09)          --
Year Ended August 31, 2003...................     9.07          0.21             0.37           0.58        (0.21)          --
Year Ended August 31, 2002...................     9.52          0.21            (0.44)         (0.23)       (0.22)          --
Period Ended August 31, 2001(3)..............     9.86          0.15            (0.36)         (0.21)       (0.13)          --
LEADER TAX-EXEMPT BOND FUND
Year Ended August 31, 2004...................    10.31          0.28             0.09           0.37        (0.28)       (0.08)
Year Ended August 31, 2003...................    10.44          0.34            (0.12)          0.22        (0.34)       (0.01)
Year Ended August 31, 2002...................    10.43          0.40             0.11           0.51        (0.40)       (0.10)
Period Ended August 31, 2001(4)..............    10.17          0.30             0.32           0.62        (0.30)       (0.06)
LEADER INTERMEDIATE BOND FUND
Year Ended August 31, 2004...................    12.88          0.46            (0.19)          0.27        (0.47)       (0.04)
Year Ended August 31, 2003...................    13.12          0.49            (0.13)          0.36        (0.53)       (0.07)
Year Ended August 31, 2002...................    12.78          0.64             0.34           0.98        (0.64)          --
Period Ended August 31, 2001(4)..............    12.49          0.51             0.29           0.80        (0.51)          --
LEADER SHORT TERM BOND FUND
Year Ended August 31, 2004...................    10.22          0.29             0.02           0.31        (0.29)          --
Year Ended August 31, 2003...................     9.94          0.36             0.28           0.64        (0.36)          --
Year Ended August 31, 2002...................    10.11          0.39            (0.17)          0.22        (0.39)          --(f)
Period Ended August 31, 2001(5)..............    10.00          0.21             0.11           0.32        (0.21)          --
LEADER TAX-EXEMPT MONEY MARKET FUND
Year Ended August 31, 2004...................     1.00            --(f)            --             --(f)        --(f)        --
Year Ended August 31, 2003...................     1.00            --(f)            --             --(f)        --(f)        --
Year Ended August 31, 2002...................     1.00          0.01               --(f)        0.01        (0.01)          --
Period Ended August 31, 2001(6)..............     1.00          0.02               --(f)        0.02        (0.02)          --
LEADER MONEY MARKET FUND
Year Ended August 31, 2004...................     1.00            --(f)            --(f)          --(f)        --(f)        --
Year Ended August 31, 2003...................     1.00            --(f)            --(f)          --(f)        --(f)        --
Year Ended August 31, 2002...................     1.00          0.01               --(f)        0.01        (0.01)          --
Period Ended August 31, 2001(6)..............     1.00          0.04               --(f)        0.04        (0.04)          --

---------------

(1)  From the commencement of operations on December 9, 2002.
(2)  From the commencement of operations on October 26, 2000.
(3)  From the commencement of operations on February 20, 2001.
(4)  From the commencement of operations on December 26, 2000.
(5)  From the commencement of operations on March 8, 2001.
(6)  From the commencement of operations on October 4, 2000.

(a)  Total return excludes sales charge.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(f)  Amount less than $0.005.
(g) Per share data calculated using average shares for the period.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                       RATIOS/SUPPLEMENTAL DATA
                                                                                     ----------------------------
                                                          NET ASSET                  NET ASSETS,        NET
                                                           VALUE,                      END OF       EXPENSES TO
                                            TOTAL          END OF        TOTAL         PERIOD         AVERAGE
                                          DIVIDENDS        PERIOD     RETURN(a)(b)     (000'S)     NET ASSETS(c)
                                          ---------       ---------   ------------   -----------   --------------
INVESTOR A SHARES

LEADER GROWTH EQUITY FUND
Year Ended August 31, 2004..............   $   --          $11.26         (1.14)%     $  6,796          1.48%
Period Ended August 31, 2003(1).........       --(f)        11.39         13.92%         1,507          1.57%
LEADER GROWTH & INCOME FUND
Year Ended August 31, 2004..............    (0.15)          24.38          8.16%        12,445          1.43%
Year Ended August 31, 2003..............    (0.19)          22.68          8.28%         6,992          1.44%
Year Ended August 31, 2002..............    (0.16)          21.14        (16.56)%        4,402          1.40%
Period Ended August 31, 2001(2).........    (1.06)          25.50        (15.93)%        1,897          1.45%
LEADER BALANCED FUND
Year Ended August 31, 2004..............    (0.09)           9.76          4.37%         1,418          1.60%
Year Ended August 31, 2003..............    (0.21)           9.44          6.50%           757          1.48%
Year Ended August 31, 2002..............    (0.22)           9.07         (2.48)%          536          1.58%
Period Ended August 31, 2001(3).........    (0.13)           9.52         (2.14)%          277          1.45%
LEADER TAX-EXEMPT BOND FUND
Year Ended August 31, 2004..............    (0.36)          10.32          3.60%         2,753          1.20%
Year Ended August 31, 2003..............    (0.35)          10.31          2.14%         1,667          1.15%
Year Ended August 31, 2002..............    (0.50)          10.44          5.09%           559          1.14%
Period Ended August 31, 2001(4).........    (0.36)          10.43          5.56%           250          1.16%
LEADER INTERMEDIATE BOND FUND
Year Ended August 31, 2004..............    (0.51)          12.64          2.05%         7,791          1.19%
Year Ended August 31, 2003..............    (0.60)          12.88          2.75%         4,950          1.21%
Year Ended August 31, 2002..............    (0.64)          13.12          7.87%         2,473          1.16%
Period Ended August 31, 2001(4).........    (0.51)          12.78          6.52%           880          1.12%
LEADER SHORT TERM BOND FUND
Year Ended August 31, 2004..............    (0.29)          10.24          3.02%         7,396          1.14%
Year Ended August 31, 2003..............    (0.36)          10.22          6.57%         4,136          1.19%
Year Ended August 31, 2002..............    (0.39)           9.94          2.22%           969          1.27%
Period Ended August 31, 2001(5).........    (0.21)          10.11          3.19%            70          1.31%
LEADER TAX-EXEMPT MONEY MARKET FUND
Year Ended August 31, 2004..............       --(f)         1.00          0.18%         1,833          0.92%
Year Ended August 31, 2003..............       --(f)         1.00          0.37%         1,733          0.99%
Year Ended August 31, 2002..............    (0.01)           1.00          0.50%         2,278          1.26%
Period Ended August 31, 2001(6).........    (0.02)           1.00          2.18%         4,160          1.18%
LEADER MONEY MARKET FUND
Year Ended August 31, 2004..............       --(f)         1.00          0.20%        68,301          1.12%
Year Ended August 31, 2003..............       --(f)         1.00          0.46%        93,450          1.16%
Year Ended August 31, 2002..............    (0.01)           1.00          1.24%       110,085          1.12%
Period Ended August 31, 2001(6).........    (0.04)           1.00          4.09%       104,364          1.08%

                                                      RATIOS/SUPPLEMENTAL DATA
                                          -------------------------------------------------
                                           NET INVESTMENT
                                          INCOME/(LOSS) TO      EXPENSES TO       PORTFOLIO
                                              AVERAGE             AVERAGE         TURNOVER
                                           NET ASSETS(c)      NET ASSETS(c)(d)     RATE(e)
                                          ----------------   ------------------   ---------
INVESTOR A SHARES
LEADER GROWTH EQUITY FUND
Year Ended August 31, 2004..............       (0.79)%              1.68%             13%
Period Ended August 31, 2003(1).........       (0.55)%              2.13%              8%
LEADER GROWTH & INCOME FUND
Year Ended August 31, 2004..............        0.48%               1.48%             10%
Year Ended August 31, 2003..............        0.96%               1.52%             12%
Year Ended August 31, 2002..............        0.66%               1.50%              4%
Period Ended August 31, 2001(2).........        0.55%               1.55%              6%
LEADER BALANCED FUND
Year Ended August 31, 2004..............        0.64%               1.81%             73%
Year Ended August 31, 2003..............        2.18%               1.71%             32%
Year Ended August 31, 2002..............        2.23%               1.80%              2%
Period Ended August 31, 2001(3).........        2.53%               1.95%              8%
LEADER TAX-EXEMPT BOND FUND
Year Ended August 31, 2004..............        2.69%               1.63%             33%
Year Ended August 31, 2003..............        3.04%               1.69%             39%
Year Ended August 31, 2002..............        3.83%               1.65%              0%
Period Ended August 31, 2001(4).........        3.97%               1.66%             22%
LEADER INTERMEDIATE BOND FUND
Year Ended August 31, 2004..............        3.61%               1.22%            196%
Year Ended August 31, 2003..............        3.53%               1.25%             56%
Year Ended August 31, 2002..............        4.94%               1.21%             61%
Period Ended August 31, 2001(4).........        5.27%               1.22%             20%
LEADER SHORT TERM BOND FUND
Year Ended August 31, 2004..............        2.76%               1.37%             92%
Year Ended August 31, 2003..............        3.48%               1.47%             37%
Year Ended August 31, 2002..............        3.77%               1.67%             20%
Period Ended August 31, 2001(5).........        4.11%               2.02%             22%
LEADER TAX-EXEMPT MONEY MARKET FUND
Year Ended August 31, 2004..............        0.15%               1.53%            N/A
Year Ended August 31, 2003..............        0.34%               1.36%            N/A
Year Ended August 31, 2002..............        0.51%               1.65%            N/A
Period Ended August 31, 2001(6).........        2.08%               1.51%            N/A
LEADER MONEY MARKET FUND
Year Ended August 31, 2004..............        0.19%               1.31%            N/A
Year Ended August 31, 2003..............        0.47%               1.34%            N/A
Year Ended August 31, 2002..............        1.24%               1.29%            N/A
Period Ended August 31, 2001(6).........        3.92%               1.26%            N/A

LEADER MUTUAL FUNDS
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               INVESTMENT ACTIVITIES                       LESS DIVIDENDS FROM:
                                                           ------------------------------                ------------------------
                                               NET ASSET                    NET REALIZED      TOTAL                       NET
                                                VALUE,          NET        AND UNREALIZED      FROM         NET        REALIZED
                                               BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT   INVESTMENT    GAINS ON
                                               OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES     INCOME     INVESTMENTS
                                               ---------   -------------   --------------   ----------   ----------   -----------
INVESTOR B SHARES

LEADER GROWTH EQUITY FUND
Year Ended August 31, 2004...................   $11.36        $(0.18)(g)       $(0.03)(g)     $(0.21)      $   --       $   --
Period Ended August 31, 2003(1)..............    10.00         (0.02)            1.38           1.36           --           --
LEADER GROWTH & INCOME FUND
Year Ended August 31, 2004...................    22.58         (0.05)(g)         1.71(g)        1.66        (0.03)          --
Period Ended August 31, 2003(2)..............    20.43          0.10             2.15           2.25        (0.10)          --
LEADER BALANCED FUND
Year Ended August 31, 2004...................     9.38          0.01             0.32           0.33        (0.04)          --
Period Ended August 31, 2003(3)..............     8.89          0.14             0.49           0.63        (0.14)          --
LEADER TAX-EXEMPT BOND FUND
Year Ended August 31, 2004...................    10.30          0.20             0.09           0.29        (0.20)       (0.08)
Period Ended August 31, 2003(4)..............    10.31          0.20            (0.01)          0.19        (0.20)          --
LEADER INTERMEDIATE BOND FUND
Year Ended August 31, 2004...................    12.83          0.37            (0.19)          0.18        (0.38)       (0.04)
Period Ended August 31, 2003(2)..............    12.96          0.36            (0.02)          0.34        (0.40)       (0.07)
LEADER SHORT TERM BOND FUND
Year Ended August 31, 2004...................    10.23          0.22             0.03           0.25        (0.22)          --
Period Ended August 31, 2003(5)..............    10.12          0.22             0.11           0.33        (0.22)          --

SWEEP SHARES

LEADER TAX-EXEMPT MONEY MARKET FUND
Year Ended August 31, 2004...................     1.00            --(f)            --             --(f)        --(f)        --
Year Ended August 31, 2003...................     1.00          0.01               --           0.01        (0.01)          --
Year Ended August 31, 2002...................     1.00          0.01               --(f)        0.01        (0.01)          --
Period Ended August 31, 2001(6)..............     1.00          0.03               --(f)        0.03        (0.03)          --
LEADER MONEY MARKET FUND
Year Ended August 31, 2004...................     1.00            --(f)            --(f)          --(f)        --(f)        --
Year Ended August 31, 2003...................     1.00          0.01               --(f)        0.01        (0.01)          --
Year Ended August 31, 2002...................     1.00          0.01               --(f)        0.01        (0.01)          --
Period Ended August 31, 2001(7)..............     1.00          0.05               --(f)        0.05        (0.05)          --

---------------

(1)  From the commencement of operations on December 9, 2002.
(2)  From the commencement of operations on October 23, 2002.
(3)  From the commencement of operations on October 28, 2002.
(4)  From the commencement of operations on December 4, 2002.
(5)  From the commencement of operations on December 20, 2002.
(6)  From the commencement of operations on October 5, 2000.
(7)  From the commencement of operations on September 5, 2000.

(a) Total return excludes contingent deferred sales charge for Investor B Shares.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(f)  Amount less than $0.005.
(g) Per share data calculated using average shares for the period.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                        RATIOS/SUPPLEMENTAL DATA
                                                                                      ----------------------------
                                                          NET ASSET                   NET ASSETS,        NET
                                                           VALUE,                       END OF       EXPENSES TO
                                            TOTAL          END OF         TOTAL         PERIOD         AVERAGE
                                          DIVIDENDS        PERIOD     RETURN(a)(b)      (000'S)     NET ASSETS(c)
                                          ---------       ---------   -------------   -----------   --------------
INVESTOR B SHARES


LEADER GROWTH EQUITY FUND
Year Ended August 31, 2004..............   $   --          $11.15         (1.85)%       $   428          2.18%
Period Ended August 31, 2003(1).........       --           11.36         13.60%             66          2.27%
LEADER GROWTH & INCOME FUND
Year Ended August 31, 2004..............    (0.03)          24.21          7.37%          1,669          2.13%
Period Ended August 31, 2003(2).........    (0.10)          22.58         11.10%            595          2.13%
LEADER BALANCED FUND
Year Ended August 31, 2004..............    (0.04)           9.67          3.57%          1,089          2.30%
Period Ended August 31, 2003(3).........    (0.14)           9.38          7.21%            380          2.14%
LEADER TAX-EXEMPT BOND FUND
Year Ended August 31, 2004..............    (0.28)          10.31          2.87%          1,658          1.88%
Period Ended August 31, 2003(4).........    (0.20)          10.30          1.86%          2,058          1.88%
LEADER INTERMEDIATE BOND FUND
Year Ended August 31, 2004..............    (0.42)          12.59          1.33%            972          1.89%
Period Ended August 31, 2003(2).........    (0.47)          12.83          2.61%          1,100          1.91%
LEADER SHORT TERM BOND FUND
Year Ended August 31, 2004..............    (0.22)          10.26          2.41%          1,401          1.85%
Period Ended August 31, 2003(5).........    (0.22)          10.23          3.28%          1,281          1.85%


SWEEP SHARES


LEADER TAX-EXEMPT MONEY MARKET FUND
Year Ended August 31, 2004..............       --(f)         1.00          0.19%          1,109          0.89%
Year Ended August 31, 2003..............    (0.01)           1.00          0.55%          1,110          0.80%
Year Ended August 31, 2002..............    (0.01)           1.00          0.75%          1,110          1.00%
Period Ended August 31, 2001(6).........    (0.03)           1.00          2.40%          1,110          0.98%

LEADER MONEY MARKET FUND
Year Ended August 31, 2004..............       --(f)         1.00          0.45%         27,723          0.87%
Year Ended August 31, 2003..............    (0.01)           1.00          0.72%         21,728          0.90%
Year Ended August 31, 2002..............    (0.01)           1.00          1.49%         21,730          0.87%
Period Ended August 31, 2001(7).........    (0.05)           1.00          4.82%         36,730          0.81%

                                                      RATIOS/SUPPLEMENTAL DATA
                                          -------------------------------------------------
                                           NET INVESTMENT
                                           INCOME/(LOSS)        EXPENSES TO       PORTFOLIO
                                             TO AVERAGE           AVERAGE         TURNOVER
                                           NET ASSETS(c)      NET ASSETS(c)(d)     RATE(e)
                                          ----------------   ------------------   ---------
INVESTOR B SHARES

LEADER GROWTH EQUITY FUND
Year Ended August 31, 2004..............       (1.48)%              2.39%             13%
Period Ended August 31, 2003(1).........       (1.32)%              2.89%              8%
LEADER GROWTH & INCOME FUND
Year Ended August 31, 2004..............       (0.20)%              2.18%             10%
Period Ended August 31, 2003(2).........        0.26%               2.20%             12%
LEADER BALANCED FUND
Year Ended August 31, 2004..............       (0.07)%              2.52%             73%
Period Ended August 31, 2003(3).........        1.33%               2.35%             32%
LEADER TAX-EXEMPT BOND FUND
Year Ended August 31, 2004..............        1.99%               2.32%             33%
Period Ended August 31, 2003(4).........        2.08%               2.40%             39%
LEADER INTERMEDIATE BOND FUND
Year Ended August 31, 2004..............        2.91%               1.92%            196%
Period Ended August 31, 2003(2).........        2.59%               1.94%             56%
LEADER SHORT TERM BOND FUND
Year Ended August 31, 2004..............        2.08%               2.08%             92%
Period Ended August 31, 2003(5).........        2.61%               2.11%             37%

SWEEP SHARES

LEADER TAX-EXEMPT MONEY MARKET FUND
Year Ended August 31, 2004..............        0.19%               1.29%            N/A
Year Ended August 31, 2003..............        0.52%               1.11%            N/A
Year Ended August 31, 2002..............        0.75%               1.40%            N/A
Period Ended August 31, 2001(6).........        1.75%               1.31%            N/A
LEADER MONEY MARKET FUND
Year Ended August 31, 2004..............        0.48%               1.05%            N/A
Year Ended August 31, 2003..............        0.67%               1.08%            N/A
Year Ended August 31, 2002..............        1.55%               1.04%            N/A
Period Ended August 31, 2001(7).........        4.50%               1.00%            N/A

LEADER MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. ORGANIZATION

LEADER Mutual Funds (the "Trust") was organized as a Massachusetts business trust on April 28, 1994. The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust consists of eight series, the LEADER Growth Equity Fund, LEADER Growth & Income Fund, LEADER Balanced Fund, LEADER Tax-Exempt Bond Fund, LEADER Intermediate Bond Fund (formerly known as LEADER Intermediate Government Bond
Fund), LEADER Short Term Bond Fund, LEADER Tax-Exempt Money Market Fund, and LEADER Money Market Fund, (collectively, the "Funds" and individually, a "Fund"). All Funds, excluding the LEADER Tax-Exempt Money Market Fund and the LEADER Money Market Fund, are referred to as the "Variable Funds". The LEADER Tax-Exempt Money Market Fund and the LEADER Money Market Fund are referred to as the "Money Market Funds".

Each Variable Fund offers three classes of shares: Institutional Shares, Investor A Shares and Investor B Shares. Each Money Market Fund offers three classes of shares: Institutional Shares, Investor A Shares and Sweep Shares. Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the
Trust:

Investment Valuation: Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depository Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is primarily traded, or at the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on any exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Short-term debt securities having a maturity of 60 days or less from the valuation date are valued at amortized cost, which approximates market value. Investments in other open-ended investment companies are valued at net asset value as reported by those investment companies. Investments for which there are no such quotations available, or available quotations which appear to not accurately reflect the current value of an investment, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board of Trustees.

Investments of the Money Market Funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Investment Transactions: Changes in holdings of portfolio securities for the Variable Funds shall be reflected no later than in the first calculation on the first business day following the trade date for purposes of calculating each Fund's daily Net Asset Value per share. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Securities transactions for the Money Market Funds are accounted for on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders: The Funds pay dividends to their shareholders from the Funds' respective net investment income. Income dividends on the LEADER Growth Equity Fund, the LEADER Growth & Income Fund and the LEADER Balanced Fund are declared and paid quarterly, while income dividends for all other Funds are declared daily and paid monthly. Each Fund also distributes all of its net realized capital gains, if any, on an annual basis. Dividends are recorded on the ex-dividend date.

                                                             LEADER MUTUAL FUNDS
                                    NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from Accounting Principles Generally Accepted in the United States of America ("GAAP"). These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, net operating gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes: Each Fund of the Trust is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the Funds will not be subject to federal income tax to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income and realized capital gains during the calendar year, the Funds will not be subject to a federal excise tax.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

The investment income and realized and unrealized gains and losses of a Fund are allocated to each class of shares based upon their relative net assets or another appropriate basis on the date the income is earned or the expenses and realized and unrealized gains and losses are incurred.

Estimates: The financial statements have been prepared in conformity with GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

3. REDEMPTION FEE

Effective February 1, 2004, sales of shares of the Variable Funds or exchange for shares of another Fund within 30 days of the date of purchase, may be subject to a 2.00% fee on the current net asset value of the shares sold or exchanged. The fee is deducted from redemption proceeds and retained by the Fund to offset the costs associated with short-term trading, such as portfolio transactions and administrative costs.

The following redemption fees were collected by the Funds during the year ended August 31, 2004*:

FUND
----
LEADER Growth Equity Fund...................................  $ 12
LEADER Growth & Income Fund.................................    68
LEADER Balanced Fund........................................    11
LEADER Tax-Exempt Bond Fund.................................    65
LEADER Intermediate Bond Fund...............................     3
LEADER Short Term Bond Fund.................................   200

* All redemption fees collected by the Funds had less than a $0.005 impact to the respective NAVs.

4. CONVERSION OF COMMON TRUST

On December 9, 2002, the net assets of a certain common trust fund managed by Union Planters Investment Advisors, Inc. were exchanged in a tax-free conversion for Institutional shares of the corresponding LEADER Mutual Fund. The following is a summary

LEADER MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

                                                                                            NET ASSET       UNREALIZED
                                                                             NET ASSETS     VALUE PER      APPRECIATION
                                                             SHARES ISSUED   CONVERTED    SHARES ISSUED   (DEPRECIATION)
                                                             -------------   ----------   -------------   --------------
LEADER Growth Equity Fund..................................     72,811        $728,113       $10.00          $207,525

5. RELATED PARTY TRANSACTIONS

Each Fund has entered into a separate Investment Advisory Agreement with Morgan Asset Management, Inc. ("MAM"). Effective June 30, 2004, MAM has replaced Union Planters Investment Advisors, Inc. as Investment Advisor of the Funds on an interim basis, subject to shareholder approval and with no change in the amount of advisory fees. Under these agreements, each Fund pays a fee, calculated daily and paid monthly, based on the respective average daily net assets of such Fund. MAM has voluntarily agreed to reduce its fees for each Fund as follows:

                                                                 ANNUAL FEE        ANNUAL FEE
                                                              BEFORE VOLUNTARY   AFTER VOLUNTARY
FUND                                                             REDUCTION          REDUCTION
----                                                          ----------------   ---------------
LEADER Growth Equity Fund...................................        0.75%             0.53%
LEADER Growth & Income Fund.................................        0.75%             0.71%
LEADER Balanced Fund........................................        0.80%             0.60%
LEADER Tax-Exempt Bond Fund.................................        0.50%             0.10%
LEADER Intermediate Bond Fund...............................        0.50%             0.48%
LEADER Short Term Bond Fund.................................        0.55%             0.33%
LEADER Tax-Exempt Money Market Fund.........................        0.40%             0.17%
LEADER Money Market Fund....................................        0.40%             0.25%

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, is a subsidiary of the BISYS Group, Inc. BISYS, with whom certain officers of the Funds are affiliated, serves the Funds as Administrator and Distributor. Such individuals are paid no fees directly by the Funds for serving as officers of the Funds. As the administrator for the Trust, pursuant to an Administration Agreement, BISYS is entitled to a fee computed at an annual rate of 0.20% of the Trust's average daily net assets.

BISYS Fund Services, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc., serves as Fund Accountant and Transfer Agent of the Funds. Under the Fund Accounting Agreement, BISYS Fund Services, Inc., receives a fee from the Trust at the annual rate of 0.03% of the Trust's average daily net assets up to $500 million, 0.02% of the Trust's average daily net assets in excess of $500 million up to $1 billion, and 0.01% of the Trust's average daily net assets in excess of $1 billion, subject to a minimum annual fee. Under the Transfer Agency Agreement, BISYS Fund Services, Inc., receives additional fees which are payable monthly.

The Trust, with respect to the Institutional Shares of each Fund, has adopted an Administrative Services Plan (the "Services Plan"). Under the Services Plan, the Variable Funds will pay a monthly fee at an annual rate not to exceed 0.30%, and each Money Market Fund an annual rate not to exceed 0.25% of the average daily net assets of each Fund's Institutional Shares. Part or all of these fees may be paid to financial institutions that provide administrative support services to certain Fund shareholders who own Institutional Shares of the Funds that may also be customers of the financial institution.

The Trust has adopted two Rule 12b-1 Distribution and Service Plans (each, a "12b-1 Plan"), one with respect to Investor A Shares and the other with respect to Investor B Shares of the Funds. The 12b-1 Plan compensates the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. Under the Investor A Shares' 12b-1 Plan, the Trust will pay a fee at an annual rate of up to 0.30% and 0.50%

                                                             LEADER MUTUAL FUNDS
                                    NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

of the average daily net assets with respect to Investor A Shares of the Variable Funds and Money Market Funds, respectively. Under the Investor B Shares' 12b-1 Plan, the Trust will pay a fee of up to 0.75% of the average daily net assets with respect to Investor B Shares of the Variable Funds.

The Trust, with respect to the Sweep Shares of the Money Market Funds and with respect to the Investor B Shares of Variable Funds, has adopted a Shareholder Servicing Plan (each, a "Shareholder Servicing Plan"). The fee payable under each Shareholder Servicing Plan may be paid to financial institutions that provide administrative support services to certain Fund shareholders who own these share classes of the Funds that may also be customers of the financial institution. This fee is paid monthly at an annual rate of 0.25% of the average daily net assets of the Money Market Funds' respective Sweep Shares and the Variable Funds' respective Investor B Shares.

BISYS is entitled to receive commissions on sales of shares of the Funds. For the year ended August 31, 2004, BISYS received $241,027 of commissions on sales of shares of the Funds, of which $229,099 was allowed to affiliated broker/dealers of the Funds.

From time to time, fees may be reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios.

6. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, including long-term U.S. Government Securities, but excluding short-term securities, for each Fund for the year ended August 31, 2004 were as follows:

FUND                                                           PURCHASES        SALES
----                                                          ------------   ------------
LEADER Growth Equity Fund...................................  $ 24,791,205   $  4,630,167
LEADER Growth & Income Fund.................................    14,627,624     16,162,972
LEADER Balanced Fund........................................    39,002,416     36,868,013
LEADER Tax-Exempt Bond Fund.................................     6,144,626      7,002,908
LEADER Intermediate Bond Fund...............................   213,888,412    218,349,286
LEADER Short Term Bond Fund.................................    81,418,983     55,122,072

7. CONCENTRATION OF CREDIT RISK

The LEADER Tax-Exempt Bond Fund and the LEADER Tax-Exempt Money Market Fund invest primarily in municipal debt instruments. The issuer's abilities to meet their obligations may be affected by economic developments in a specific or region.

LEADER MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

8. FEDERAL INCOME TAX INFORMATION

At August 31, 2004, the following funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

LEADER Growth Equity Fund...................................  $   89,030   Expires 2012
LEADER Growth & Income Fund.................................     215,977   Expires 2009
                                                               4,641,928   Expires 2010
                                                               7,822,953   Expires 2011
                                                               7,861,130   Expires 2012
LEADER Balanced Fund........................................     935,131   Expires 2010
                                                               1,800,553   Expires 2011
                                                               1,218,258   Expires 2012
LEADER Short Term Bond Fund.................................      89,238   Expires 2011
                                                                 196,030   Expires 2012
LEADER Money Market Fund....................................       2,541   Expires 2010
                                                                      54   Expires 2011
                                                                  18,234   Expires 2012

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The following Funds had deferred losses, which will be treated as arising on the first business day of the fiscal year ending August 31, 2005:

                                                               POST-OCTOBER
                                                              CAPITAL LOSSES
                                                              --------------
LEADER Growth Equity Fund...................................     $470,084
LEADER Growth & Income Fund.................................      496,853
LEADER Intermediate Bond Fund...............................      466,344
LEADER Money Market Fund....................................        9,494

The tax character of dividends paid to shareholders during the fiscal year ended August 31, 2004 was as follows:

                                                         DIVIDENDS PAID FROM:
                                                      --------------------------
                                                                        NET          TOTAL         TAX        TOTAL
                                                       ORDINARY      LONG TERM      TAXABLE      EXEMPT     DIVIDENDS
                                                        INCOME     CAPITAL GAINS   DIVIDENDS    DIVIDENDS      PAID
                                                      ----------   -------------   ----------   ---------   ----------
LEADER Growth Equity Fund...........................  $       --     $     --      $       --   $     --    $       --
LEADER Growth & Income Fund.........................   1,327,074           --       1,327,074         --     1,327,074
LEADER Balanced Fund................................     611,474           --         611,474         --       611,474
LEADER Tax-Exempt Bond Fund.........................       2,852      146,857         149,709    563,772       713,481
LEADER Intermediate Bond Fund.......................   4,599,039      327,389       4,926,428         --     4,926,428
LEADER Short Term Bond Fund.........................   1,825,987           --       1,825,987         --     1,825,987
LEADER Tax-Exempt Money Market Fund.................          --           --              --     70,482        70,482
LEADER Money Market Fund............................   1,063,270           --       1,063,270         --     1,063,270

                                                             LEADER MUTUAL FUNDS
                                    NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The tax character of dividends paid to shareholders during the year or period ended August 31, 2003 was as follows:

                                                         DIVIDENDS PAID FROM:
                                                      --------------------------
                                                                        NET          TOTAL         TAX        TOTAL
                                                       ORDINARY      LONG TERM      TAXABLE      EXEMPT     DIVIDENDS
                                                        INCOME     CAPITAL GAINS   DIVIDENDS    DIVIDENDS      PAID
                                                      ----------   -------------   ----------   ---------   ----------
LEADER Growth Equity Fund...........................  $   12,499     $     --      $   12,499   $     --    $   12,499
LEADER Growth & Income Fund.........................   1,579,264           --       1,579,264         --     1,579,264
LEADER Balanced Fund................................   1,125,637           --       1,125,637         --     1,125,637
LEADER Tax-Exempt Bond Fund.........................           9       19,476          19,485    656,871       676,356
LEADER Intermediate Bond Fund.......................   5,074,079      628,233       5,702,312         --     5,702,312
LEADER Short Term Bond Fund.........................   1,370,331           --       1,370,331         --     1,370,331
LEADER Tax-Exempt Money Market Fund.................         137           --             137    234,072       234,209
LEADER Money Market Fund............................   2,126,329           --       2,126,329         --     2,126,329

As of August 31, 2004 the components of accumulated earnings on a tax basis was as follows:

                                                              UNDISTRIBUTED                             ACCUMULATED
                              UNDISTRIBUTED   UNDISTRIBUTED     LONG-TERM                                 CAPITAL
                               TAX EXEMPT       ORDINARY         CAPITAL      ACCUMULATED   DIVIDENDS    AND OTHER
                                 INCOME          INCOME           GAINS        EARNINGS      PAYABLE       LOSSES
                              -------------   -------------   -------------   -----------   ---------   ------------
LEADER Growth Equity Fund...     $    --        $     --         $    --       $     --     $      --   $   (559,114)
LEADER Growth & Income
 Fund.......................          --         271,569              --        271,569            --    (21,038,841)
LEADER Balanced Fund........          --         111,989              --        111,989            --     (3,953,942)
LEADER Tax-Exempt Bond
 Fund.......................      41,981              --          75,820        117,801       (41,981)            --
LEADER Intermediate Bond
 Fund.......................          --         310,522              --        310,522      (300,090)      (466,344)
LEADER Short Term Bond
 Fund.......................          --         201,362              --        201,362      (201,362)      (285,269)
LEADER Tax-Exempt Money
 Market Fund................       6,420              --              --          6,420        (6,420)            --
LEADER Money Market Fund....          --         153,178              --        153,178      (153,178)       (30,323)

                                                  TOTAL
                                UNREALIZED     ACCUMULATED
                              APPRECIATION/     EARNINGS/
                              (DEPRECIATION)    (DEFICIT)
                              --------------   -----------
LEADER Growth Equity Fund...   $ 2,584,476     $ 2,025,362
LEADER Growth & Income
 Fund.......................    40,666,524      19,899,252
LEADER Balanced Fund........     2,793,934      (1,048,019)
LEADER Tax-Exempt Bond
 Fund.......................       931,706       1,007,526
LEADER Intermediate Bond
 Fund.......................     3,121,248       2,665,336
LEADER Short Term Bond
 Fund.......................       666,254         380,985
LEADER Tax-Exempt Money
 Market Fund................            --              --
LEADER Money Market Fund....        (5,212)        (35,535)

LEADER MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

9. SUBSEQUENT EVENT

On September 30, 2004, the Trustees approved in principle an Agreement and Plan of Reorganization between the LEADER Mutual Funds, on behalf of the series listed below, and Regions Morgan Keegan Select Funds and an Agreement and Plan of Reorganization between the LEADER Mutual Funds, on behalf of the series listed below, and Morgan Keegan Select Fund, Inc. (each a "Reorganization Plan"). The Reorganization Plans are subject to shareholder approval and a shareholder meeting has been set for November 22, 2004. The Reorganization Plan contemplates the transfer of all assets of each Acquired Fund to a newly created corresponding Acquiring Fund and the assumption by each Acquiring Fund of the liabilities of the respective Acquired Fund, in exchange for shares of the newly created corresponding Acquiring Fund, which will then be distributed to shareholders of each Acquired Fund (each a "Reorganization" and collectively, the "Reorganizations"). Pursuant to the Reorganization Plan, each shareholder of Investor A and Investor B shares of each of the Acquired Funds will receive Class A shares of the applicable Acquiring Fund with the same net asset value as the shareholder had immediately prior to the Reorganization, and each shareholder of Institutional and Sweep shares of each of the Acquired Funds will receive Class I shares of the applicable Acquiring Fund with the same net asset value as the shareholder had immediately prior to the Reorganization. Accordingly, following completion of the proposed Reorganizations, shareholders of each Acquired Fund will own shares of the corresponding class of the Acquiring Fund, as set forth in the chart below:

LEADER MUTUAL FUNDS
ACQUIRED FUND

LEADER Growth Equity Fund
  M Investor A and Investor B
  M Institutional Shares

LEADER Growth & Income Fund
  M Investor A and Investor B
  M Institutional Shares

LEADER Balanced Fund
  M Investor A and Investor B
  M Institutional Shares

LEADER Tax-Exempt Bond Fund
  M Investor A and Investor B
  M Institutional Shares

LEADER Intermediate Bond Fund
  M Investor A and Investor B
  M Institutional Shares

LEADER Tax-Exempt Money Market Fund
  M Investor A
  M Institutional and Sweep Shares

LEADER Money Market Fund
  M Investor A
  M Institutional and Sweep Shares

LEADER MUTUAL FUNDS
ACQUIRED FUND

LEADER Short Term Bond Fund
  M Investor A and Investor B
  M Institutional Shares

REGIONS MORGAN KEEGAN SELECT FUNDS
ACQUIRING FUND

Regions Morgan Keegan Select LEADER
Growth Equity Fund
  M Class A Shares
  M Class I Shares

Regions Morgan Keegan Select LEADER
Growth & Income Fund
  M Class A Shares
  M Class I Shares

Regions Morgan Keegan Select LEADER
Balanced Fund
  M Class A Shares
  M Class I Shares

Regions Morgan Keegan Select LEADER
Tax-Exempt Bond Fund
  M Class A Shares
  M Class I Shares

Regions Morgan Keegan Select LEADER
Intermediate Bond Fund
  M Class A Shares
  M Class I Shares

Regions Morgan Keegan Select LEADER
Tax-Exempt Money Market Fund
  M Class A Shares
  M Class I Shares

Regions Morgan Keegan Select LEADER
Money Market Fund
  M Class A Shares
  M Class I Shares

MORGAN KEEGAN SELECT FUND, INC.
ACQUIRING FUND

Regions Morgan Keegan Select LEADER
Short Term Bond Fund
  M Class A Shares
  M Class I Shares

                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF
LEADER MUTUAL FUNDS:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LEADER Growth Equity Fund, LEADER Growth & Income Fund, LEADER Balanced Fund, LEADER Tax-Exempt Bond Fund, LEADER Intermediate Bond Fund, LEADER Short Term Bond Fund, LEADER Tax-Exempt Money Market Fund and LEADER Money Market Fund (separate portfolios constituting LEADER Mutual Funds, hereafter referred to as the "Funds") at August 31, 2004, the results of each of their operations and the changes in each of their net assets for the year then ended, and the financial highlights for the year then ended and for the year ended August 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion. The statements of changes in net assets for the year or period ended August 31, 2003 and the financial highlights for each of the years or periods ended August 31, 2003, 2002, and 2001 were audited by other auditors whose report, dated October 13, 2003, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Columbus, Ohio
October 15, 2004

LEADER MUTUAL FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           ADDITIONAL TAX INFORMATION

For Corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended August 31, 2004, qualify for the corporate dividends received deduction for the following Funds:

LEADER Growth & Income Fund.................................  100%
LEADER Balanced Fund........................................   78%

For the fiscal year end August 31, 2004, dividends paid by the Funds listed below may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Act of 2003. The Funds listed intend to designate the maximum amount allowable as taxed at a rate of 15%. Completed information will be reported in conjunction with the 2004 Form 1099-DIV.

LEADER Growth & Income Fund.................................  $1,327,074
LEADER Balanced Fund........................................  $  481,151

            CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective June 30, 2004, Union Planters Corporation, the parent of Union Planters Investment Advisors, merged with and into Regions Financial Corporation ("RFC"). KPMG LLP ("KPMG") provides services to RFC on a going-forward basis which are prohibited for an independent registered public accounting firm to provide under standards of the Public Company Accounting Oversight Board, therefore, effective June 28, 2004, KPMG resigned as the Trust's independent registered public accounting firm. At special meetings of the Trust's Audit Committee and Board of Trustees (the "Board") held on June 28, 2004, the Audit Committee selected PricewaterhouseCoopers LLP to replace KPMG as the independent registered public accounting firm of the Trust for the fiscal year ending August 31, 2004, and the Board ratified and approved such selection.

KPMG's reports on the LEADER Funds financial statements for the fiscal years ended August 31, 2003 and August 31, 2002 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

At no time preceding the resignation of KPMG were there any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its report. At no time preceding the resignation of KPMG did any of the events enumerated in paragraphs (1)(v)(A) through (D) of Item 304(a) of Regulation S-K occur.

                                                             LEADER MUTUAL FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPENSE EXAMPLES

As a shareholder of the LEADER Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including advisory fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the LEADER Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2004 through August 31, 2004.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                   BEGINNING           ENDING         EXPENSE PAID      EXPENSE RATIO
                                                 ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*     DURING PERIOD
                                                    3/1/04            8/31/04       3/1/04 - 8/31/04   3/1/04 - 8/31/04
                                               -----------------   --------------   ----------------   ----------------
LEADER Growth Equity
  Fund................  Institutional Shares       $1,000.00         $  906.20           $ 5.75              1.20%
                        Investor A Shares           1,000.00            904.40             7.13              1.49%
                        Investor B Shares           1,000.00            901.40            10.47              2.19%
LEADER Growth & Income
  Fund................  Institutional Shares        1,000.00            960.40             5.52              1.12%
                        Investor A Shares           1,000.00            959.10             6.99              1.42%
                        Investor B Shares           1,000.00            955.40            10.37              2.11%
LEADER Balanced
  Fund................  Institutional Shares        1,000.00            955.90             6.69              1.36%
                        Investor A Shares           1,000.00            954.60             8.16              1.66%
                        Investor B Shares           1,000.00            950.80            11.57              2.36%
LEADER Tax-Exempt Bond
  Fund................  Institutional Shares        1,000.00            996.70             4.72              0.94%
                        Investor A Shares           1,000.00            995.20             6.22              1.24%
                        Investor B Shares           1,000.00            991.60             9.71              1.94%
LEADER Intermediate
  Bond Fund...........  Institutional Shares        1,000.00            978.70             4.33              0.87%
                        Investor A Shares           1,000.00            977.20             5.81              1.17%
                        Investor B Shares           1,000.00            973.60             9.28              1.87%
LEADER Short Term Bond
  Fund................  Institutional Shares        1,000.00          1,001.30             4.13              0.82%
                        Investor A Shares           1,000.00            998.80             5.63              1.12%
                        Investor B Shares           1,000.00            996.30             9.13              1.82%
LEADER Tax-Exempt
  Money Market Fund...  Institutional Shares        1,000.00          1,001.50             3.97              0.79%
                        Investor A Shares           1,000.00          1,000.90             4.63              0.92%
                        Sweep Shares                1,000.00          1,000.90             4.58              0.91%
LEADER Money Market
  Fund................  Institutional Shares        1,000.00          1,003.80             3.02              0.60%
                        Investor A Shares           1,000.00          1,001.30             5.53              1.10%
                        Sweep Shares                1,000.00          1,002.60             4.23              0.84%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

LEADER MUTUAL FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each of the LEADER Mutual Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. However, you may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING           ENDING         EXPENSE PAID      EXPENSE RATIO
                                                 ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*     DURING PERIOD
                                                    3/1/04            8/31/04       3/1/04 - 8/31/04   3/1/04 - 8/31/04
                                               -----------------   --------------   ----------------   ----------------
LEADER Growth Equity
  Fund................  Institutional Shares       $1,000.00         $1,019.10           $ 6.09              1.20%
                        Investor A Shares           1,000.00          1,017.65             7.56              1.49%
                        Investor B Shares           1,000.00          1,014.13            11.09              2.19%
LEADER Growth & Income
  Fund................  Institutional Shares        1,000.00          1,019.51             5.69              1.12%
                        Investor A Shares           1,000.00          1,018.00             7.20              1.42%
                        Investor B Shares           1,000.00          1,014.53            10.68              2.11%
LEADER Balanced
  Fund................  Institutional Shares        1,000.00          1,018.30             6.90              1.36%
                        Investor A Shares           1,000.00          1,016.79             8.42              1.66%
                        Investor B Shares           1,000.00          1,013.27            11.94              2.36%
LEADER Tax-Exempt Bond
  Fund................  Institutional Shares        1,000.00          1,020.41             4.77              0.94%
                        Investor A Shares           1,000.00          1,018.90             6.29              1.24%
                        Investor B Shares           1,000.00          1,015.38             9.83              1.94%
LEADER Intermediate
  Bond Fund...........  Institutional Shares        1,000.00          1,020.76             4.42              0.87%
                        Investor A Shares           1,000.00          1,019.25             5.94              1.17%
                        Investor B Shares           1,000.00          1,015.74             9.48              1.87%
LEADER Short Term Bond
  Fund................  Institutional Shares        1,000.00          1,021.01             4.17              0.82%
                        Investor A Shares           1,000.00          1,019.51             5.69              1.12%
                        Investor B Shares           1,000.00          1,015.99             9.22              1.82%
LEADER Tax-Exempt
  Money Market Fund...  Institutional Shares        1,000.00          1,021.17             4.01              0.79%
                        Investor A Shares           1,000.00          1,020.51             4.67              0.92%
                        Sweep Shares                1,000.00          1,020.56             4.62              0.91%
LEADER Money Market
  Fund................  Institutional Shares        1,000.00          1,022.12             3.05              0.60%
                        Investor A Shares           1,000.00          1,019.61             5.58              1.10%
                        Sweep Shares                1,000.00          1,020.91             4.27              0.84%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                            INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Overall responsibility for management of the Funds rests with its Board of Trustees', who are elected by the Shareholders of the Funds. The Trustees' elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees', their ages, addresses, length of tenure, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are set forth below:

                                                                                                                NUMBER OF
                               POSITION(s)                                                                    PORTFOLIOS IN
                                HELD WITH     TERM OF OFFICE/                                                 FUND COMPLEX
                                THE LEADER     LENGTH OF TIME                                                   OVERSEEN
NAME AND ADDRESS               MUTUAL FUNDS        SERVED       PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS   BY TRUSTEE
----------------              --------------  ----------------  --------------------------------------------  -------------
NON-INTERESTED TRUSTEE
Harry R. Maier (57)           Trustee         12/95 to present  President, Memorial Hospital, Belleville,            8
Memorial Hospital                                               Illinois -- 1977 to present
4500 Memorial Drive
Belleville, IL 62226
Neil Seitz (61)               Trustee         4/96 to present   Professor, School of Business, Saint Louis           8
School of Business                                              University (since 1975) Dean, School of
Saint Louis University                                          Business, Saint Louis University -- (1993 to
3674 Lindell Blvd.                                              2003)
St. Louis, MO 63108
Eugene K. Cashman, Jr. (62)   Trustee         12/01 to present  President and Chief Executive Officer, Le            8
LHS, Inc.                                                       Bonheur Health Systems, Inc. -- 1983 to
1000 Ridgeway Loop Road                                         present
Suite 310
Memphis, TN 38120

INTERESTED TRUSTEE
Brad L. Badgley (52)          Trustee         10/97 to present  Attorney, Brad L. Badgley, P.C.                      8
Brad L. Badgley, P.C.                                           Director, Magna Trust Co. (an affiliate of
26 Public Square                                                Magna Bank, N.A., which merged into Union
Belleville, IL 62220                                            Planters Bank, N.A. in 1998, Union Planters
                                                                Bank, N.A. merged into Regions Financial
                                                                Corp. in 2004); Director, Bank Star One --
                                                                1995 to present

OFFICERS OF THE TRUST
R. Jeffrey Young (40)         President       7/03 to present   Senior Vice President, BISYS Fund Services         N/A
c/o BISYS Fund Services                       (President);      (since 1993)
3435 Stelzer Road                             7/00 to 7/03
Columbus, Ohio 43219                          (Secretary);
                                              4/02 to 7/03
                                              (Treasurer)
Charles L. Booth (44)         Vice President  10/97 to present  Senior Vice President, BISYS Fund Services         N/A
c/o BISYS Fund Services                                         (since 1988)
3435 Stelzer Road
Columbus, Ohio 43219
Charles J. Daly (33)          Secretary       7/04 to present   Counsel, BISYS Fund Services (since 2003);         N/A
c/o BISYS Fund Services                                         Associate, Goodwin Procter, LLP (since 2001)
3435 Stelzer Road
Columbus, Ohio 43219
Adam S. Ness (32)             Treasurer       10/04 to present  Vice President, BISYS Fund Services (since         N/A
c/o BISYS Fund Services                                         1998)
3435 Stelzer Road
Columbus, Ohio 43219
Alaina V. Metz (37)           Assistant       10/97 to present  Chief Administrator,                               N/A
c/o BISYS Fund Services       Secretary                         Administration Services,
3435 Stelzer Road                                               BISYS Fund Services (since 1995)
Columbus, Ohio 43219
Tim Engelbrecht (47)          AML Compliance  6/04 to present   Senior Vice President, Morgan Asset                N/A
c/o Morgan Asset              Officer                           Management, Inc. (since 2004); Senior Vice
Management, Inc.                                                President, Union Planters Investment
8182 Maryland Ave.                                              Advisors, Inc. (2000 to 2004)
St. Louis, MO 63105

                              DIRECTORSHIPS
                                  HELD
                               OUTSIDE THE
                                  FUND
NAME AND ADDRESS                 COMPLEX
----------------              -------------
NON-INTERESTED TRUSTEE
Harry R. Maier (57)                N/A
Memorial Hospital
4500 Memorial Drive
Belleville, IL 62226
Neil Seitz (61)                    N/A
School of Business
Saint Louis University
3674 Lindell Blvd.
St. Louis, MO 63108
Eugene K. Cashman, Jr. (62)        N/A
LHS, Inc.
1000 Ridgeway Loop Road
Suite 310
Memphis, TN 38120
INTERESTED TRUSTEE
Brad L. Badgley (52)                 1
Brad L. Badgley, P.C.
26 Public Square
Belleville, IL 62220
OFFICERS OF THE TRUST
R. Jeffrey Young (40)              N/A
c/o BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
Charles L. Booth (44)              N/A
c/o BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
Charles J. Daly (33)               N/A
c/o BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
Adam S. Ness (32)                  N/A
c/o BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
Alaina V. Metz (37)                N/A
c/o BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
Tim Engelbrecht (47)               N/A
c/o Morgan Asset
Management, Inc.
8182 Maryland Ave.
St. Louis, MO 63105

                           [LEADER MUTUAL FUNDS LOGO]


      10/04                                                       AR 08/04

ITEM 2. CODE OF ETHICS.

      Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

      THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 11 (a)(1).

      The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

      If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

      DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

            (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                        (i) Has at least one audit committee financial expert serving on its audit committee; or

                        (ii) Does not have an audit committee financial expert serving on its audit committee.

                  (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                        (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                        (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

                  (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

                        THE REGISTRANT'S BOARD OF TRUSTEES HAS DETERMINED THAT THE REGISTRANT DOES NOT HAVE AN "AUDIT COMMITTEE FINANCIAL EXPERT" (AS SUCH TERM HAS BEEN DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IN REGULATIONS IMPLEMENTING SECTION 407 OF THE SARBANES-OXLEY ACT OF 2002 (THE "REGULATION")) SERVING ON ITS AUDIT COMMITTEE. THE REGISTRANT'S BOARD OF TRUSTEES BELIEVES THAT, NOTWITHSTANDING THE ABSENCE OF ANY ONE PERSON MEETING ALL REQUIRED ELEMENTS OF THE DEFINITION OF "AUDIT COMMITTEE FINANCIAL EXPERT", THE REGISTRANT'S AUDIT COMMITTEE COLLECTIVELY POSSESSES THE KNOWLEDGE AND EXPERIENCE NECESSARY TO EXECUTE ALL OF THE AUDIT COMMITTEE'S FUNCTIONS, DUTIES AND POWERS. ALL MEMBERS OF THE REGISTRANT'S AUDIT COMMITTEE ARE "INDEPENDENT" (AS DEFINED BY THE REGULATION).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

                  AUDIT FEES
                  2003 - $65,134
                  2004 - $ 104,000

            (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

                  AUDIT RELATED FEES
                  2003 - $28,500
                  2004 - $17,150

            SERVICES RENDERED IN CONNECTION WITH PREPARATION AND REVIEW OF 17F-2 COUNTS.

            (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

                  TAX FEES
                  2003 - $21,280
                  2004 - $22,200

            TAX FEES INCLUDE FEES FOR TAX RETURNS, EXCISE DISTRIBUTIONS, AND VARIOUS TAX RELATED YEAR-END CALCULATIONS.

            (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

                  ALL OTHER FEES
                  2003 - $0
                  2004 - $0

            (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                  REGISTRANT'S AUDIT COMMITTEE MEETS WITH THE PRINCIPAL ACCOUNTANTS AND MANAGEMENT TO REVIEW AND PRE-APPROVE AUDIT SERVICES TO BE PROVIDED BY THE PRINCIPAL ACCOUNTANTS. THE AUDIT COMMITTEE SHALL PRE-APPROVE ALL AUDITING SERVICES AND PERMISSIBLE NON-AUDIT SERVICES (E.G. TAX SERVICES) TO BE PROVIDED TO THE FUNDS BY THE AUDITOR, INCLUDING THE FEES THEREFORE AND HAS NOT ADOPTED POLICIES AND PROCEDURES AS DESCRIBED IN RULE 2-01 (c)(7)(i)(B) OF REGULATION S-X.

                (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

                2003 - NONE
                2004 - NONE

            (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

                NOT APPLICABLE

            (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

                2003 - $2,585,357
                2004 - $3,555,355

            (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

                  THE AUDIT COMMITTEE HAS CONSIDERED THAT THE PROVISION OF NONAUDIT SERVICES THAT WERE RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING ANY SUBADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS

SUBCONTRACTED WITH OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT THAT WERE NOT PRE-APPROVED PURSUANT TO PARAGRAPH (c)(7)(II) OF RULE 2-01 OF REGULATION S-X IS COMPATIBLE WITH MAINTAINING THE PRINCIPAL ACCOUNTANT'S INDEPENDENCE.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

            (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
                  Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

            (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 10. CONTROLS AND PROCEDURES.

            (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED

TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (i) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (ii) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S SECOND FISCAL HALF-YEAR THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

            (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

            (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

            THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY
ITEM 2 IS ATTACHED HERETO.

            (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

            CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

            (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

            NOT APPLICABLE.

            (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

            CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               LEADER Mutual Funds

By (Signature and Title)*   /s/ Adam S. Ness         Adam S. Ness, Treasurer

Date November 5, 2004

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Adam S. Ness         Adam S. Ness, Treasurer

Date November 5, 2004

By (Signature and Title)*   /s/ R. Jeffrey Young     R. Jeffrey Young, President

Date November 5, 2004

* Print the name and title of each signing officer under his or her signature.